UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23308

PPM Funds

(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Daniel W. Koors

PPM Funds

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Report to Shareholders.

PPMFunds

Annual Report

December 31, 2018

You may elect to receive shareholder reports and other communications from the Funds electronically by doing one of the following:

- Calling 1-844-446-4PPM (1-844-446-4776)
- Logging into your account online

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the PPM Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds. Instead, the reports will be made available on PPM America's website (www.ppmamerica.com/ppmfunds/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports you may elect to do so by contacting the Funds at the phone number listed above or by logging into your account online. Your election to receive reports in paper will apply to all PPM Funds that you own.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

PPMFunds

December 31, 2018

PPM Funds including: PPM Core Plus Fixed Income Fund (PKPIX), PPM Credit Fund (PKDIX), PPM Floating Rate Income Fund (PKFIX), PPM High Yield Core Fund (PKHIX), PPM Long Short Credit Fund (PKLIX), PPM Strategic Income Fund (PKSIX), PPM Large Cap Value Fund (PZLIX), PPM Mid Cap Value Fund (PZMIX) and PPM Small Cap Value Fund (PZSIX)

PPM Funds Supplements to Prospectus

PPMFunds	PPM Core Plus Fixed Income Fund (Unaudited)

Composition as of December 31, 2018:

Corporate Bonds and Notes	42.3%
Government and Agency Obligations	41.3
Non-US Government Agency ABS	12.0
Senior Loan Interests	1.6
Short Term Investments	2.5
Securities Lending Collateral	0.3
Total Investments	100.0%

Total Return*
Institutional Class†
Since Inception	0.07%

†Inception date July 16, 2018

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

For the period July 16, 2018 through December 31, 2018, PPM Core Plus Fixed Income Fund underperformed its benchmark providing a return of 0.07% (Net) for Institutional Class shares compared to 1.23% (Net) for the Bloomberg Barclays US Aggregate Bond Index.

The Fund’s underweight allocation to sovereign debt was the primary contributor to relative return, while the Fund’s security selection and overweight allocation to investment grade (“IG”) corporate bonds and high yield bonds were the primary detractors from relative return. However, in the fourth quarter we tactically added to our overweight position in IG corporate bonds as yield spreads became more attractive.

We believe IG market fundamentals remain constructive. The US gross domestic product (GDP) is expected to grow at a rate of 2.5% in 2019, with areas of concern (e.g. housing) anticipated to represent a small portion of overall GDP. In our view, earnings will likely slow down absent a boost from tax reform. We will continue to seek opportunities to increase the allocation to IG corporate bonds if spreads continue to widen.

PPMFunds	PPM Credit Fund (Unaudited)

Composition as of December 31, 2018:
Corporate Bonds and Notes	74.7%
Non-US Government ABS	12.8
Government and Agency Obligations	9.0
Short Term Investments	2.8
Securities Lending Collateral	0.7
Total Investments	100.0%

Total Return*
Institutional Class†
Since Inception	-1.11%

†Inception date July 16, 2018

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

For the period July 16, 2018 through December 31, 2018, PPM Credit Fund underperformed its benchmark providing a return of -1.11% (Net) for Institutional Class shares compared to -0.35% (Net) for ICE BofAML Custom 85/15 Index.

The Fund’s out of index allocations to US Treasury securities and asset-backed securities (“ABS”) were the primary contributors to relative return over the period. The Fund’s security selection within corporate bonds was the primary detractor from relative return since the Fund’s inception. In the fourth quarter we tactically added to our position in investment grade (“IG”) corporate bonds as yield spreads became more attractive.

We believe IG market fundamentals remain constructive. The US gross domestic product (“GDP”) is expected to grow at a rate of 2.5% in 2019, with areas of concern (e.g. housing) anticipated to represent a small portion of overall GDP. In our view, earnings growth will likely slow in 2019. We subsequently trimmed risk into January strength. We will continue to seek opportunities to increase the allocation to IG corporate bonds and to add risk if yield spreads continue to widen.

PPMFunds	PPM Floating Rate Income Fund (Unaudited)

PPM Floating Rate Income Fund

Total Return*
Institutional Class†
Since Inception	-3.05%
†Inception date May 01, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2018:
Senior Loan Interests	94.1%
Corporate Bonds and Notes	3.5
Investment Companies	0.1
Short Term Investments	2.0
Securities Lending Collateral	0.3
Total Investments	100.0%

For the period May 1, 2018 through December 31, 2018, PPM Floating Rate Income Fund underperformed its benchmark providing a return of -3.05% (Net) for Institutional Class shares compared to -1.40% (Net) for the S&P/LSTA Leveraged Loan Index.

Trading costs, initial loan settlement timing and cash holdings associated with the Fund’s launch detracted from performance since the Fund’s inception.

In our view, the US economic story through 2018 continued to be relatively solid, especially in the first half of 2018, although there were some signs of slowing. Into 2019, we find that jobs numbers remain solid, inflation appears under control, earnings are encouraging and defaults are low. We also believe that the overall decline in market prices of loans seen in the last quarter of 2018 has been driven by significant fund outflows rather than underlying changes in fundamentals. Our outlook includes risks consistent with 2018 themes. A global growth slowdown and growing European/Brexit headwinds could cause difficulty, and any slowdown could be potentially exacerbated by trade and tariff policy. Central banks also remain a risk, with the market anticipating fewer foreign interest rate increases, as well as potential rate cuts from the US Federal Reserve in 2019.

PPMFunds	PPM High Yield Core Fund (Unaudited)

Composition as of December 31, 2018:
Corporate Bonds and Notes	79.7%
Investment Companies	4.5
Senior Loan Interests	4.2
Common Stocks	2.6
Preferred Stocks	0.1
Short Term Investments	4.3
Securities Lending Collateral	4.6
Total Investments	100.0%

Total Return*
Institutional Class†
Since Inception	-4.74%

†Inception date July 16, 2018

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

For the period July 16, 2018 through December 31, 2018, PPM High Yield Core Fund underperformed its benchmark providing a return of -4.74% (Net) for Institutional Class shares compared to -2.84% (Net) for the ICE BofAML US High Yield Index.

The Fund’s allocation to corporate loans and bonds in the leisure industry were the largest contributors for the period, while the Fund’s allocation to equity-like investments and bonds in the energy industry were the largest detractors.

We expect economic and earnings growth to slow from 2018’s brisk pace but to remain positive and supportive for HY performance in 2019. As of the date of this report, the HY market does not appear to have 2008 level imbalances, and we do not believe leverage is extended for most of the market. We find defaults remain quite low, and while the distress ratio has increased, it remains below long-term averages. We expect HY issuance to remain low during 2019.

While the HY market experienced significant outflows in 2018, as of the date of this report, we believe investors could reverse course given currently elevated yields. Risks to our outlook include a sharper economic and profit slowdown, potentially exacerbated by trade disputes. Further declines in commodity prices are also a risk. Central banks are a concern, with the market anticipating fewer foreign interest rate increases and potential rate cuts from the US Federal Reserve in 2019.

PPMFunds	PPM Long Short Credit Fund (Unaudited)

Composition as of December 31, 2018:
Corporate Bonds and Notes	63.6%
Senior Loan Interests	18.9
Non-US Government Agency ABS	11.0
Investment Companies	2.4
Government and Agency Obligations	0.6
Common Stocks	0.1
Short Term Investments	3.4
Net Long (Short) Investments	100.0%

Total Return*
Institutional Class†
Since Inception	-3.08%

†Inception date July 16, 2018

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

For the period July 16, 2018 through December 31, 2018, PPM Long Short Credit Fund underperformed its benchmark providing a return of -3.08% (Net) for Institutional Class shares compared to 0.99% (Net) for the ICE BofAML US 3-Month Treasury Bill Index. As the Fund is benchmarked against a cash equivalent benchmark, the Fund was positioned almost entirely out of index throughout the period. The Fund’s short credit positions in credit default swap agreements on indices (“CDX”) and out of index allocation to asset-backed securities (“ABS”) contributed most to the Fund’s performance since the Fund’s inception. Long credit positions in corporate bonds, notably energy related issues, detracted most from Fund performance. In the fourth quarter we tactically added to our overweight position in investment grade (“IG”) corporate bonds as yield spreads became more attractive.

We believe IG and high yield (“HY”) market fundamentals remain constructive. The US gross domestic product (“GDP”) is expected to grow at a rate of 2.5% in 2019, with areas of concern (e.g. housing) anticipated to represent a small portion of overall GDP. In our view, earnings will likely slow down absent aa boost from tax reform. We expect economic and earnings growth to slow from 2018’s brisk pace but to remain positive and supportive for HY performance in 2019. As of the date of this report, the HY market does not appear to have 2008 level imbalances, and we do not believe leverage is extended for most of the market. We will continue to seek opportunities to increase the allocation to IG corporate bonds if spreads continue to widen.

PPMFunds	PPM Strategic Income Fund (Unaudited)

PPM Strategic Income Fund

††45% Bloomberg Barclays US Aggregate Bond Index, 45% Bloomberg Barclays US Corporate High Yield Index, 10% Bloomberg Barclays Global Aggregate Bond Index

Total Return*
Institutional Class†‡
1 Year	(3.76)%
5 Year	2.24
Since Inception	2.58
†Inception date December 03, 2012

‡ Prior to July 2, 2018, performance numbers reflect performance of the Class A shares of JNL/PPM America Strategic Income Fund.

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower. Prior to the Fund’s inception there was no waiver/reimbursement.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2018:
Corporate Bonds and Notes	73.1%
Senior Loan Interests	7.0
Non-US Government Agency ABS	6.7
Government and Agency Obligations	5.9
Investment Companies	1.0
Common Stocks	0.2
Other Equity Interests	—
Short Term Investments	4.4
Securities Lending Collateral	1.7
Net Long (Short) Investments	100.0%

For the year ended December 31, 2018, PPM Strategic Income Fund underperformed its primary benchmark providing a return of - 3.76% (Net) for Institutional Class shares compared to 0.01% (Net) for the Bloomberg Barclays US Aggregate Bond Index. The Fund also underperformed the returns of its other benchmarks, the Bloomberg Barclays US Corporate High Yield Index and the Bloomberg Barclays Global Aggregate Bond Index, which returned -2.08% (Net) and -1.20% (Net), respectively. The Fund also underperformed its blended benchmark return of -1.02%. The blended benchmark is comprised of 45% Bloomberg Barclays US Aggregate Bond Index, 45% Bloomberg Barclays US Corporate High Yield Index, and 10% Bloomberg Barclays Global Aggregate Bond Index (“Custom Index”).

Effective July 2, 2018, PPM Strategic Income Fund acquired JNL/PPM America Strategic Income Fund. See Note 9 in the Notes to Financial Statements for additional details about the reorganization.

For the period January 1, 2018 through July 1, 2018, the Fund was sub-advised by PPM America, Inc. and was the sole series of JNL Strategic Income Fund LLC. During the period, the Fund provided a return of -1.73% (Net) for Class A shares compared to -1.62% (Net) for the Bloomberg Barclays US Aggregate Bond Index, 0.16% (Net) for the Bloomberg Barclays US Corporate High Yield Index, - 1.46% (Net) for the Bloomberg Barclays Global Aggregate Bond Index and -0.79% (Net) for the Fund’s Custom Index. The Fund’s out of index allocation to corporate loans was the primary contributor to relative return while the Fund’s security selection within corporate bonds and underweight allocation to US Treasury securities were the primary detractors during this period. In the fourth quarter we tactically added to our overweight position in investment grade “IG” corporate bonds as yield spreads became more attractive.

Following the reorganization on July 2, 2018, PPM America, Inc. assumed sole management responsibility for the Fund. Class A shares were exchanged for Institutional Shares and the total net annual fund operating expense ratio and management fee were lowered. For the period July 2, 2018 through December 31, 2018, the Fund provided a return of -2.06% (Net) for Institutional Class shares compared to 1.66% (Net) for the Bloomberg Barclays US Aggregate Bond Index, 2.24% (Net) for the Bloomberg Barclays US Corporate High Yield Index, 0.26% (Net) for the Bloomberg Barclays Global Aggregate Bond Index, and -.23% (Net) for the Fund’s Custom Index.

The Fund’s overweight allocation to asset-backed securities was the primary contributor, while the Fund’s overweight to corporate bonds and out of index allocation to equity-like investments were the primary detractors from relative return since the Fund’s July 2, 2018 inception date.

We believe IG and HY market fundamentals remain constructive. The US gross domestic product (“GDP”) is expected to grow at a rate of 2.5% in 2019, with areas of concern (e.g. housing) anticipated to represent a small portion of overall GDP. In our view, earnings will likely slow down absent a boost from tax reform. We expect economic and earnings growth to slow from 2018’s brisk pace but to remain positive and supportive for HY performance in 2019. As of the date of this report, the HY market does not appear to have 2008 level imbalances, and we do not believe leverage is extended for most of the market. We will continue to seek opportunities to increase the allocation to IG corporate bonds if spreads continue to widen.

PPMFunds	PPM Large Cap Value Fund (Unaudited)

PPM Large Cap Value Fund

Total Return*
Institutional Class†
Since Inception	-12.45%
†Inception date May 01, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2018:
Financials	24.7%
Health Care	15.9
Information Technology	12.2
Energy	10.1
Industrials	9.4
Consumer Discretionary	9.3
Communication Services	6.4
Consumer Staples	4.8
Utilities	3.3
Materials	3.2
Other Short Term Investments	0.7
Total Investments	100.0%

For the period May 1, 2018 through December 31, 2018, PPM Large Cap Value Fund underperformed its benchmark by posting a return of -12.45% (Net) for Institutional Class shares compared to -6.07% (Net) for the S&P 500 Value Index.

The Fund’s underperformance relative to the S&P 500 Value Index can be attributed to both individual security selection and the related sector allocation as a result of the Fund’s bottom-up security selection process.

Positive security selection influences on relative performance included names in industrials (Lockheed Martin Corp. (“Lockheed”) up 0.1% and not holding General Electric Co. down 45.1%) and materials (underweight Berry Global Group Inc. (“Berry Global”) down 1.5%). Negative security selection influences on relative performance included names in financials (Bank OZK down 50.7% and Lincoln National Corp. down 26.7%) and energy (Halliburton Co. down 49.1%).

Positive sector influence on relative performance primarily included overweight positions in consumer discretionary and health care. Negative sector influence on relative performance included underweight positions in consumer staples and real estate.

Positions added to the Fund during the period included AES Corp., Alliance Data Systems Corp., Berry Global, Leidos Holdings Inc. and Vistra Energy Corp. Positions sold included Cognizant Technology Solutions Corp., HP Inc., Lockheed and Diamond Offshore Drilling Inc.

Relative to the benchmark during the period, the Fund’s overweight positions include health care, energy, financials, consumer discretionary and communication services. The Fund’s underweight positions include consumer staples, real estate, information technology, utilities, industrials and materials.

We see the US equity market environment as supportive going into 2019, though trade remains a significant wild card. Following the correction in the fourth quarter, equity market valuations and earnings growth expectations have been reset near long term averages. Although late cycle fears persist, consensus expectations are for only a slight moderation in the economic growth seen in 2018. In our view, it appears that a recession is unlikely in 2019, but we would expect increased market volatility amid tariff and trade uncertainty, as well as US Federal Reserve (“Fed”) overtightening fears. Fed policy was less accommodative in 2018. Going forward, the pace of monetary policy could be more dovish than expected if benign inflation expectations continue despite the much improved labor market. Overall, we remain optimistic going into 2019.

PPMFunds	PPM Mid Cap Value Fund (Unaudited)

PPM Mid Cap Value Fund

Total Return*
Institutional Class†
Since Inception	-16.96%
†Inception date May 01, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2018:
Financials	23.2%
Consumer Discretionary	17.0
Industrials	11.0
Information Technology	10.0
Materials	8.8
Energy	8.5
Health Care	6.6
Utilities	5.9
Consumer Staples	4.5
Communication Services	2.5
Real Estate	1.5
Other Short Term Investments	0.5
Total Investments	100.0%

For the period May 1, 2018 through December 31, 2018, PPM Mid Cap Value Fund underperformed its benchmark by posting a return of -16.96% (Net) for Institutional Class shares compared to -10.48% (Net) for the Russell MidCap Value Index.

The Fund’s underperformance relative to the Russell MidCap Value Index was attributed to both individual security selection and the related sector allocation as a result of the Fund’s bottom-up security selection process.

Positive security selection influences on relative performance primarily included names in consumer discretionary (Helen of Troy Ltd. up 47.1% and Foot Locker Inc. up 25.2%). Negative security selection influences on relative performance included names in energy (Superior Energy Services Inc. down 68.8%) and financials (Bank OZK down 50.7%).

Positive sector influences on relative performance included an overweight position in information technology (“IT”). Negative sector influences on relative performance included sector positioning in energy and utilities.

Positions added to the Fund during the period included AES Corp., Berry Global Group Inc., Huntsman Corp., Leidos Holdings Inc., Regency Centers Corp. and Sterling Bancorp. Positions sold included Hill-Rom Holdings Inc., Owens & Minor Inc., Cognizant Technology Solutions Corp., Esterline Technologies Corp., Steelcase Inc. Class A, Olin Corp. and LifePoint Health Inc.

Relative to the benchmark during the period, the Fund’s overweight positions include consumer discretionary, financials, energy, materials and IT. The Fund’s underweight positions include real estate, utilities, industrials, communication services, consumer staples and health care.

We see the US equity market environment as supportive going into 2019, though trade remains a significant wild card. Following the correction in the fourth quarter, equity market valuations and earnings growth expectations have been reset near long term averages. Although late cycle fears persist, consensus expectations are for only a slight moderation in the economic growth seen in 2018. In our view, it appears that a recession is unlikely in 2019, but we would expect increased market volatility amid tariff and trade uncertainty, as well as US Federal Reserve “(Fed”) overtightening fears. Fed policy was less accommodative in 2018. Going forward, the pace of monetary policy could be more dovish than expected if benign inflation expectations continue despite the much improved labor market. Overall, we remain optimistic going into 2019.

PPMFunds	PPM Small Cap Value Fund (Unaudited)

PPM Small Cap Value Fund

Total Return*
Institutional Class†
Since Inception	-17.29%
†Inception date May 01, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2018:
Financials	20.0%
Industrials	18.1
Information Technology	16.9
Consumer Discretionary	14.2
Energy	9.1
Health Care	6.5
Materials	5.0
Communication Services	2.6
Consumer Staples	2.6
Utilities	2.2
Real Estate	2.1
Other Short Term Investments	0.7
Total Investments	100.0%

For the period May 1, 2018 through December 31, 2018, PPM Small Cap Value Fund underperformed its benchmark by posting a return of -17.29% (Net) for Institutional Class shares compared to -11.70% (Net) for the Russell 2000 Value Index.

The Fund’s underperformance relative to the Russell 2000 Value Index was attributed to both individual security selection and the related sector allocation as a result of the Fund’s bottom-up security selection process.

Positive security selection influences on relative performance included names in industrials (Esterline Technologies Corp. up 69.0% and Aerojet Rocketdyne Holdings Inc. up 26.1%) and health care (Integer Holdings Corp. up 38.9%). Negative security selection influences on relative performance included names in financials (FCB Financial Holdings Inc. Class A down 41.9% and Axos Financial Inc. down 37.5%) and information technology (“IT”) (Belden Inc. down 32.0%).

Positive sector influence on relative performance included sector positioning in IT and materials. Negative sector influences on relative performance included sector positioning in energy and real estate.

Positions added to the Fund during the period included Diamond Offshore Drilling Inc. Positions sold included Superior Industries International Inc. and LifePoint Health Inc.

Relative to the benchmark during the period, the Fund’s overweight positions include energy, health care, IT and communication services. The Fund’s underweight positions include real estate, financials, consumer staples, industrials, utilities and materials as well as a slight underweight in consumer discretionary.

We see the US equity market environment as supportive going into 2019, though trade remains a significant wild card. Following the correction in the fourth quarter, equity market valuations and earnings growth expectations have been reset near long term averages. Although late cycle fears persist, consensus expectations are for only a slight moderation in the economic growth seen in 2018. In our view, it appears that a recession is unlikely in 2019, but we would expect increased market volatility amid tariff and trade uncertainty, as well as US Federal Reserve (“Fed”) overtightening fears. Fed policy was less accommodative in 2018. Going forward, the pace of monetary policy could be more dovish than expected if benign inflation expectations continue despite the much improved labor market. Overall, we remain optimistic going into 2019.

PPMFunds (Unaudited)

December 31, 2018

Important Disclosures and Glossary

Before investing, investors should carefully read the prospectus and/or summary prospectus and consider the investment objectives, risk, charges and expenses. For this and more complete information about the Funds, investors may obtain a prospectus or summary prospectus by calling 1-844-446-4PPM (1-844-446-4776) or by visiting www.ppmamerica.com/ppmfunds/.

Certain comments in this annual report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “believe,” “may,” “will,” “anticipate” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or revise forward-looking statements.

The discussion of the Funds’ investments and investment strategy (including current investment themes, the portfolio managers’ research and investment process, and portfolio characteristics) represents the Funds’ investments and the views of the portfolio managers and PPM America, Inc., the Funds’ investment adviser, at the time of this report, and are subject to change without notice.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. All returns reflect the reinvestment of income dividends and capital gains. You cannot invest directly in an index.

Mutual fund investing involves risk. The value of your investment in a Fund could go down as well as up. Investing in the bond market is subject to certain risks including market, credit, interest rate and liquidity. Investments in asset-backed securities including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured finance investments, are subject to declines in prepayment activity during times of rising interest rates, which may lengthen the duration of the security. Investments in derivatives can be highly volatile, and the gains or losses from derivatives can be substantially greater than those that would have occurred if a Fund had not used such instruments. Additionally, a Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments including leverage, liquidity, interest rate, market, counterparty and credit risk. Investments in equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.

The ICE BofAML Custom 85/15 Index (HY Ratings restricted) provides a custom measure of investment grade and below investment grade bonds, and is a blend of the ICE BofAML A to BBB Index (C0C0) (85%) and the ICE BofAML BB-B US High Yield Constrained Index (HUC4) (15%). The ICE BofAML A-BBB US Corporate Index is a subset of ICE BofAML US Corporate Index including all securities rated A1 through BBB3, inclusive. ICE BofAML BB-B US High Yield Constrained Index contains all securities in The ICE BofAML US High Yield Index rated BB1 through B3, based on an average of Moody's, S&P and Fitch, but caps issuer exposure at 2%.

The S&P/LSTA Leveraged Loan Index provides a broad, market value-weighted measure of US institutional leveraged loans. It includes the institutional tranches of loans syndicated to US loan investors.

The ICE BofAML US High Yield Constrained Index provides a measure of below investment grade bonds, is constructed based on the ICE BofAML US High Yield Index and imposes a 2% issuer cap. The ICE BofAML US High Yield Index provides a broad measure of below investment grade, USD-denominated fixed rate corporate debt. It includes corporate bonds with risk exposures to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe.

The ICE BofAML US 3-Month Treasury Bill Index measures a single US Treasury Bill issue purchased at the beginning of the month and held for a full month. The index often holds the most recent 3-month Bill, but can also instead hold a seasoned 6-month Bill.

The Bloomberg Barclays US Aggregate Bond Index provides a broad measure of US investment grade, USD-denominated fixed rate bonds. It includes Treasuries, government-rated issues, corporate bonds, MBS, CMBS and ABS securities.

PPMFunds (Unaudited)

December 31, 2018

The Bloomberg Barclays US High Yield Index provides a broad measure of below investment grade, USD-denominated fixed rate bonds. It includes publicly-issued US and SEC-registered global corporate and non-corporate securities, including Canadian and global bonds, but excludes Eurobonds and debt issues from countries designated as emerging markets.

The Bloomberg Barclays Global Aggregate Index provides a broad measure of global investment grade, fixed rate bonds. The three major components of this index are the US Aggregate, Pan-European Aggregate and the Asian-Pacific Aggregate indices. It also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD 144A securities.

The Bloomberg Barclays Custom 45/45/10 Index provides a custom measure of US investment grade and below investment grade and global investment grade fixed rate bonds. It is a blend of the Bloomberg Barclays US Aggregate Index (45%), the Bloomberg Barclays US High Yield Index (45%) and the Bloomberg Barclays Global Aggregate Index ex US (10%). The Bloomberg Barclays US Aggregate Index provides a broad measure of US investment grade, USD-denominated fixed rate bonds. The Bloomberg Barclays US High Yield Index provides a broad measure of below investment grade, USD-denominated fixed rate bonds. The Bloomberg Barclays Global Aggregate Index ex US provides a broad measure of global investment grade, fixed rate bonds, but excludes US related securities.

The S&P 500 Value Index provides a measure of US large cap value stocks and is constructed based on the S&P 500 Index. Additionally, the S&P 500 Value Index includes stocks that exhibit strong value characteristics based on the evaluation of book value-to-price, earnings-to-price and sales-to-price ratios. The S&P 500 Index provides a broad measure, market capitalization-weighted measure of US large cap stocks.

The Russell Midcap Value Index provides a broad, market capitalization-weighted measure of US mid cap value stocks and is constructed based on the Russell Midcap Index. Additionally, the Russell Midcap Value Index includes stocks that exhibit strong value characteristics based on the evaluation of metrics such as book value-to-price and forecasted growth rates. The Russell Midcap Index provides a broad, market capitalization-weighted measure of US mid cap stocks.

The Russell 2000 Value Index provides a broad, market capitalization-weighted measure of value oriented US small cap stocks. It measures the performance of companies within the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
PPM Core Plus Fixed Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.1%
American Airlines Pass-Through Trust
Series 2016-AA-2, 3.20%, 06/15/28	179,900	167,865
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (a)	265,000	259,702
AmeriCredit Automobile Receivables Trust
Series 2016-A3-1, 1.81%, 10/08/20	915	915
Ascentium Equipment Receivables Trust
Series 2017-A2-2A, 2.00%, 05/11/20 (a)	27,302	27,178
Series 2018-A2-1A, 2.92%, 12/10/20 (a)	73,000	72,946
Series 2017-A3-2A, 2.31%, 12/10/21 (a)	64,000	63,163
Banc of America Re-REMIC Trust
Series 2015-B-200P, REMIC, 3.49%, 04/16/25 (a)	375,000	370,158
BCC Funding XIV LLC
Series 2018-A2-1A, 2.96%, 06/20/23 (a)	98,157	97,888
BMW Floorplan Master Owner Trust
Series 2018-A1-1, 3.15%, 05/17/21 (a)	100,000	99,764
Capital One Multi-Asset Execution Trust
Series 2016-A1-A1, 2.91%, (1M USD LIBOR + 0.45%), 04/15/19 (b)	500,000	500,445
CCG Receivables Trust
Series 2018-A2-1, 2.50%, 02/14/21 (a)	104,775	104,137
Chase Issuance Trust
Series 2014-A5-A5, 2.83%, (1M USD LIBOR + 0.37%), 04/15/19 (b)	500,000	500,287
Series 2016-A-A2, 1.37%, 06/17/19	250,000	248,168
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (a)	89,089	88,574
Citibank Credit Card Issuance Trust
Series 2017-A9-A9, 1.80%, 09/20/19	700,000	694,435
Continental Airlines Inc. Pass-Through Trust
Series 2012-B-1, 6.25%, 04/11/20	11,064	11,217
Series 2012-A-1, 4.15%, 04/11/24	54,697	54,779
Series 2012-A-2, 4.00%, 10/29/24	48,649	47,875
CSMC Trust
Series 2017-A3-HL2, 3.50%, 10/25/47 (a) (b)	101,667	99,515
Dell Equipment Finance Trust
Series 2018-A2A-1, 2.97%, 10/22/20 (a)	106,000	105,981
Series 2017-A3-2, 2.19%, 10/24/22 (a)	100,000	99,330
Engs Commercial Finance Trust
Series 2018-A1-1A, 2.97%, 02/22/21 (a)	61,240	61,131
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 08/15/22 (a)	65,044	64,650
Freddie Mac Multifamily Aggregation Risk Transfer
Series 2017-A-KT01, REMIC, 2.82%, (1M USD LIBOR + 0.32%), 02/25/20 (b)	225,000	224,515
GLS Auto Receivables Trust
Series 2018-A-3A, 3.35%, 08/15/22 (a)	76,465	76,483
GM Financial Automobile Leasing Trust
Series 2017-A3-1, 2.06%, 05/20/20	216,443	215,709
GM Financial Consumer Automobile Receivables Trust
Series 2018-A1-3, 2.37%, 07/16/19	43,238	43,229
GreatAmerica Leasing Receivables Funding LLC
Series 2017-A3-1, 2.06%, 06/22/20 (a)	82,776	82,436
Series 2018-A3-1, 2.60%, 06/15/21 (a)	100,000	99,514
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/12/22 (a)	158,000	158,516
JPMorgan Mortgage Trust
Series 2017-A6-6, REMIC, 3.00%, 01/25/48 (a) (b)	110,324	109,076
Kubota Credit Owner Trust
Series 2016-A3-1A, 1.50%, 07/15/20 (a)	141,072	140,252
Series 2018-A2-1A, 2.80%, 02/16/21 (a)	141,000	140,766
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (a)	95,911	94,832
PSMC Trust
Series 2018-A1-3, REMIC, 4.00%, 08/25/48 (a)	98,259	98,618
Sequoia Mortgage Trust
Series 2018-A1-8, REMIC, 4.00%, 11/25/48 (a) (b)	132,732	131,169

Shares/Par[1]	Value ($)

United Auto Credit Securitization Trust
Series 2018-A-2, 2.89%, 03/10/21 (a)	54,389	54,327
Verizon Owner Trust
Series 2017-A-2A, 1.92%, 12/20/21 (a)	500,000	495,050
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C38, 3.92%, 07/15/50 (b)	57,000	55,185
Total Non-U.S. Government Agency Asset-Backed Securities (cost $6,060,493)		6,059,780
CORPORATE BONDS AND NOTES 42.5%
Communication Services 3.1%
AT&T Inc.
3.96%, (3M USD LIBOR + 1.18%), 06/12/24 (b)	165,000	160,049
5.25%, 03/01/37	87,000	85,459
CCO Holdings LLC
5.13%, 05/01/27 (a)	63,000	58,642
Charter Communications Operating LLC
4.91%, 07/23/25	84,000	83,481
5.38%, 04/01/38	105,000	96,921
6.83%, 10/23/55	51,000	52,090
Comcast Corp.
4.15%, 10/15/28	203,000	206,258
4.60%, 10/15/38	143,000	144,554
3.40%, 07/15/46	60,000	49,714
4.95%, 10/15/58	85,000	86,895
Hughes Satellite Systems Corp.
5.25%, 08/01/26	71,000	65,142
Netflix Inc.
6.38%, 05/15/29 (a)	201,000	199,459
Numericable - SFR SA
7.38%, 05/01/26 (a)	95,000	87,134
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (a)	137,500	135,609
Vodafone Group Plc
5.00%, 05/30/38	32,000	29,929
		1,541,336
Consumer Discretionary 1.5%
Fiat Chrysler Automobiles NV
5.25%, 04/15/23	84,000	82,302
Ford Motor Co.
5.29%, 12/08/46	45,000	36,975
Hilton Worldwide Finance LLC
4.63%, 04/01/25	14,000	13,380
Home Depot Inc.
3.90%, 12/06/28	52,000	53,295
4.50%, 12/06/48	30,000	31,023
Nemak SAB de CV
4.75%, 01/23/25 (a)	200,000	186,689
Sands China Ltd.
5.40%, 08/08/28 (a) (c)	311,000	300,239
Target Corp.
3.90%, 11/15/47	62,000	57,093
		760,996
Consumer Staples 2.5%
Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	140,000	132,081
4.90%, 02/01/46 (a)	162,000	149,961
BAT Capital Corp.
3.56%, 08/15/27	80,000	71,037
4.39%, 08/15/37	165,000	135,298
4.54%, 08/15/47	35,000	27,948
Conagra Brands Inc.
4.60%, 11/01/25	129,000	130,191
5.40%, 11/01/48	65,000	59,990
General Mills Inc.
4.20%, 04/17/28	21,000	20,523
JBS Investments II GmbH
7.00%, 01/15/26 (a)	200,000	197,030
Pilgrim's Pride Corp.
5.88%, 09/30/27 (a)	64,000	58,349
Post Holdings Inc.
5.63%, 01/15/28 (a)	22,000	20,256

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

Shares/Par[1]	Value ($)

Reynolds American Inc.
4.45%, 06/12/25	105,000	101,422
5.70%, 08/15/35	46,000	45,325
7.00%, 08/04/41	45,000	47,935
Tyson Foods Inc.
5.10%, 09/28/48	57,000	54,683
		1,252,029
Energy 4.1%
Andeavor Logistics LP
3.50%, 12/01/22	46,000	44,528
4.25%, 12/01/27	41,000	38,676
5.20%, 12/01/47	45,000	40,532
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	50,000	49,827
5.13%, 06/30/27	195,000	183,835
Columbia Pipeline Group Inc.
5.80%, 06/01/45	45,000	47,415
Continental Resources Inc.
4.38%, 01/15/28	81,000	76,531
Denbury Resources Inc.
9.00%, 05/15/21 (a)	25,000	23,375
Diamondback Energy Inc.
4.75%, 11/01/24 (a)	187,000	180,510
Endeavor Energy Resources LP
5.50%, 01/30/26 (a)	14,000	14,211
5.75%, 01/30/28 (a)	14,000	14,281
Energy Transfer LP
4.25%, 03/15/23	173,000	166,780
5.50%, 06/01/27	29,000	28,329
5.80%, 06/15/38	80,000	77,385
6.13%, 12/15/45	20,000	19,372
Enterprise Products Operating LLC
4.15%, 10/16/28	95,000	94,725
4.80%, 02/01/49	84,000	81,418
EP Energy LLC
8.00%, 11/29/24 (a) (d)	105,000	76,537
8.00%, 02/15/25 (a)	30,000	12,387
Everest Acquisition Finance Inc.
7.75%, 05/15/26 (a)	35,000	31,038
Marathon Petroleum Corp.
3.80%, 04/01/28 (a)	30,000	28,247
4.50%, 04/01/48 (a)	35,000	29,386
MPLX LP
4.00%, 03/15/28	137,000	128,803
5.50%, 02/15/49	67,000	64,947
Nabors Industries Inc.
5.50%, 01/15/23 (d)	20,000	15,845
PDC Energy Inc.
5.75%, 05/15/26	60,000	53,178
Petroleos Mexicanos
6.50%, 01/23/29	85,000	79,262
Sabine Pass Liquefaction LLC
4.20%, 03/15/28	203,000	193,643
Transocean Pontus Ltd.
6.13%, 08/01/25 (a)	20,000	19,272
Transocean Proteus Ltd.
6.25%, 12/01/24 (a)	140,000	135,330
		2,049,605
Financials 16.3%
AerCap Ireland Capital Ltd.
3.50%, 05/26/22	115,000	111,458
3.65%, 07/21/27	75,000	64,991
American Express Co.
3.70%, 08/03/23	250,000	250,722
Athene Global Funding
4.00%, 01/25/22 (a)	176,000	177,806
Athene Holding Ltd.
4.13%, 01/12/28	110,000	99,669
Bank of America Corp.
6.25%, (callable at 100 beginning 09/05/24) (e)	75,000	73,875
3.55%, 03/05/24	167,000	164,882
4.00%, 01/22/25	86,000	83,923

Shares/Par[1]	Value ($)

4.25%, 10/22/26	240,000	233,743
3.25%, 10/21/27	27,000	24,951
Barclays Plc
4.97%, 05/16/29 (b) (f)	200,000	193,042
Bayer US Finance II LLC
4.25%, 12/15/25 (a)	78,000	76,156
4.38%, 12/15/28 (a)	75,000	71,791
BNP Paribas SA
3.50%, 03/01/23 (a)	110,000	107,098
Capital One Financial Corp.
3.75%, 03/09/27	125,000	116,367
3.80%, 01/31/28	147,000	135,677
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (d) (e)	100,000	93,021
2.75%, 04/25/22	75,000	72,696
4.45%, 09/29/27	252,000	242,954
3.89%, 01/10/28 (b)	136,000	130,835
4.13%, 07/25/28	8,000	7,504
Credit Agricole SA
3.75%, 04/24/23 (a)	250,000	244,590
Credit Suisse AG
6.50%, 08/08/23 (a)	275,000	287,103
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (a) (e)	200,000	204,000
4.21%, 06/12/24 (a)	250,000	248,089
Dell EMC
8.35%, 07/15/46 (a)	204,000	220,980
General Motors Financial Co. Inc.
4.20%, 03/01/21	75,000	75,147
Glencore Funding LLC
3.00%, 10/27/22 (a)	62,000	59,488
GLP Capital LP
5.30%, 01/15/29	125,000	122,715
Goldman Sachs Group Inc.
2.60%, 12/27/20	77,000	75,546
3.00%, 04/26/22	66,000	64,047
2.91%, 07/24/23	63,000	60,012
4.00%, 03/03/24	62,000	61,079
4.25%, 10/21/25	90,000	86,219
4.22%, 05/01/29	155,000	149,662
6.75%, 10/01/37	80,000	90,697
HSBC Holdings Plc
6.88%, (callable at 100 beginning 06/01/21) (e) (f)	200,000	205,402
4.29%, 09/12/26	200,000	197,460
4.38%, 11/23/26	200,000	193,594
Icahn Enterprises LP
6.38%, 12/15/25	111,000	107,459
Intesa Sanpaolo SpA
3.88%, 01/12/28 (a)	140,000	118,950
James Hardie International Finance DAC
5.00%, 01/15/28 (a)	54,000	46,604
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (e)	60,000	59,437
4.02%, 12/05/24	202,000	203,510
2.95%, 10/01/26	107,000	98,662
3.78%, 02/01/28 (b)	47,000	45,549
4.01%, 04/23/29	62,000	60,913
4.20%, 07/23/29	42,000	41,893
4.45%, 12/05/29	82,000	83,309
JPMorgan Chase Bank NA
3.22%, 03/01/25	114,000	109,723
3.51%, 01/23/29	62,000	58,713
Lincoln National Corp.
3.80%, 03/01/28	21,000	20,304
4.35%, 03/01/48	35,000	32,348
Lloyds Banking Group Plc
7.50%, (callable at 100 beginning 09/27/25) (e)	200,000	192,520
Macquarie Group Ltd.
5.03%, 01/15/30 (a)	125,000	123,663

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

Shares/Par[1]	Value ($)

Morgan Stanley
4.88%, 11/01/22	194,000	200,235
4.10%, 05/22/23	143,000	143,506
3.88%, 04/29/24	219,000	217,971
3.63%, 01/20/27	104,000	98,897
Santander UK Group Holdings Plc
4.80%, 11/15/24	242,000	240,025
UBS AG
2.45%, 12/01/20 (a)	200,000	196,260
Volkswagen Group of America Finance LLC
4.63%, 11/13/25 (a)	250,000	247,843
Wells Fargo & Co.
5.88%, (callable at 100 beginning 06/15/25) (e)	100,000	98,750
2.63%, 07/22/22	75,000	72,271
4.48%, 01/16/24	15,000	15,153
Ziggo Secured Finance BV
5.50%, 01/15/27 (a)	60,000	54,000
		8,167,459
Health Care 3.7%
Abbott Laboratories
4.75%, 11/30/36	59,000	61,530
Actavis Funding SCS
4.55%, 03/15/35	41,000	39,022
Becton Dickinson & Co.
3.36%, 06/06/24	176,000	168,799
Centene Corp.
4.75%, 05/15/22	72,000	71,463
6.13%, 02/15/24	8,000	8,202
4.75%, 01/15/25	25,000	23,903
Centene Escrow I Corp.
5.38%, 06/01/26 (a)	117,000	114,268
CVS Health Corp.
4.30%, 03/25/28	185,000	181,110
4.78%, 03/25/38	117,000	112,715
5.05%, 03/25/48	179,000	174,833
Express Scripts Holding Co.
3.40%, 03/01/27	114,000	105,784
Halfmoon Parent Inc.
4.38%, 10/15/28 (a)	100,000	100,658
4.90%, 12/15/48 (a)	148,000	144,875
Mednax Inc.
6.25%, 01/15/27 (a)	65,000	62,725
Mylan Inc.
5.20%, 04/15/48 (a)	23,000	18,766
Perrigo Finance Plc
4.90%, 12/15/44	11,000	8,438
Perrigo Finance Unltd. Co.
4.38%, 03/15/26	31,000	27,957
UnitedHealth Group Inc.
3.75%, 07/15/25	45,000	45,400
3.45%, 01/15/27	40,000	39,469
3.88%, 12/15/28	60,000	60,702
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	15,000	15,084
5.88%, 05/15/23 (a)	10,000	9,225
7.00%, 03/15/24 (a)	40,000	40,517
6.13%, 04/15/25 (a)	57,000	49,543
5.50%, 03/01/23 - 11/01/25 (a)	68,000	63,247
WellCare Health Plans Inc.
5.25%, 04/01/25	100,000	96,277
5.38%, 08/15/26 (a)	46,000	44,492
		1,889,004
Industrials 2.8%
ACCO Brands Corp.
5.25%, 12/15/24 (a)	28,000	25,105
Aircastle Ltd.
4.40%, 09/25/23	41,000	40,181
4.13%, 05/01/24	75,000	70,314
Ashtead Capital Inc.
5.25%, 08/01/26 (a)	128,000	123,600
Aviation Capital Group LLC
4.38%, 01/30/24 (a)	105,000	104,395

Shares/Par[1]	Value ($)

Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (a)	165,000	158,473
Bombardier Inc.
8.75%, 12/01/21 (a)	70,000	72,100
7.50%, 03/15/25 (a)	9,000	8,483
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (e) (g)	525,000	404,250
General Motors Co.
5.95%, 04/01/49	60,000	54,613
Johnson Controls International Plc
5.13%, 09/14/45	41,000	40,757
Mexico City Airport Trust
5.50%, 07/31/47 (g) (h)	40,000	35,261
Standard Industries Inc.
4.75%, 01/15/28 (a)	116,000	96,806
Union Pacific Corp.
3.60%, 09/15/37	64,000	57,250
4.38%, 09/10/38	100,000	98,535
		1,390,123
Information Technology 1.2%
Broadcom Corp.
3.88%, 01/15/27	57,000	51,158
Microsoft Corp.
3.45%, 08/08/36	142,000	134,443
3.95%, 08/08/56	97,000	94,955
NXP BV
4.13%, 06/01/21 (a)	200,000	197,987
5.35%, 03/01/26 (a)	67,000	67,730
Oracle Corp.
4.00%, 11/15/47	83,000	77,271
		623,544
Materials 3.0%
Anglo American Capital Plc
4.88%, 05/14/25 (a)	121,000	118,905
4.75%, 04/10/27 (a)	200,000	190,879
4.50%, 03/15/28 (a)	200,000	186,475
CF Industries Inc.
3.40%, 12/01/21 (a)	165,000	161,116
4.50%, 12/01/26 (a)	65,000	63,694
Corning Inc.
5.85%, 11/15/68	148,000	149,806
Freeport-McMoRan Inc.
4.55%, 11/14/24	221,000	204,955
5.40%, 11/14/34	70,000	55,490
Reynolds Group Issuer Inc.
5.94%, (3M USD LIBOR + 3.50%), 07/15/21 (a) (b)	200,000	199,302
Syngenta Finance NV
5.68%, 04/24/48 (a)	200,000	164,120
		1,494,742
Real Estate 0.5%
Boston Properties LP
4.50%, 12/01/28	173,000	176,991
Crown Castle International Corp.
2.25%, 09/01/21	50,000	48,462
ERP Operating LP
3.50%, 03/01/28	54,000	52,616
		278,069
Utilities 3.8%
AES Corp.
4.00%, 03/15/21	215,000	211,390
Ameren Illinois Co.
4.50%, 03/15/49	104,000	109,675
Avangrid Inc.
3.15%, 12/01/24	160,000	154,452
Basin Electric Power Cooperative
4.75%, 04/26/47 (a)	107,000	110,388
Commonwealth Edison Co.
3.75%, 08/15/47	89,000	82,510

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

Shares/Par[1]	Value ($)

Electricite de France SA
4.50%, 09/21/28 (a)	200,000	193,769
Exelon Corp.
3.50%, 06/01/22 (i)	110,000	107,492
5.10%, 06/15/45	85,000	87,994
FirstEnergy Corp.
3.90%, 07/15/27	185,000	179,242
4.85%, 07/15/47 (c)	65,000	65,060
Indiana Michigan Power Co.
4.25%, 08/15/48	69,000	68,143
Oncor Electric Delivery Co. LLC
2.95%, 04/01/25	180,000	175,751
Pacific Gas & Electric Co.
3.30%, 12/01/27	100,000	81,750
Southern California Edison Co.
4.13%, 03/01/48	46,000	43,881
Southern Co.
2.95%, 07/01/23	196,000	189,405
Wisconsin Energy Corp.
3.55%, 06/15/25	50,000	49,511
		1,910,413
Total Corporate Bonds And Notes (cost $22,047,497)		21,357,320
SENIOR LOAN INTERESTS 1.6%
Communication Services 0.4%
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (b)	116,820	108,759
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (b)	83,932	79,666
		188,425
Consumer Discretionary 0.5%
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (b)	64,350	61,543
CSC Holdings LLC
1st Lien Term Loan, 4.71%, (3M LIBOR + 2.25%), 07/15/25 (b)	44,436	42,059
Golden Nugget Inc.
Incremental Term Loan B, 5.19%, (3M LIBOR + 2.75%), 09/07/23 (b)	36,452	34,994
Incremental Term Loan B, 5.28%, (3M LIBOR + 2.75%), 10/04/23 (b)	45,581	43,758
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (b)	59,242	57,584
		239,938
Consumer Staples 0.5%
JBS USA LLC
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 10/30/22 (b)	39,757	38,167
Term Loan B, 5.30%, (3M LIBOR + 2.50%), 06/30/24 (b)	231,913	222,636
		260,803
Energy 0.1%
TEX Operations Co. LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/04/23 (b)	36,131	34,756
Traverse Midstream Partners LLC
Term Loan, 6.60%, (3M LIBOR + 4.00%), 09/22/24 (b)	33,000	31,598
		66,354
Materials 0.1%
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (b)	49,373	46,329
Total Senior Loan Interests (cost $838,154)		801,849
GOVERNMENT AND AGENCY OBLIGATIONS 41.5%
Mortgage-Backed Securities 23.8%
Federal Home Loan Mortgage Corp.
3.00%, 07/01/32 - 11/01/46	190,850	188,666

Shares/Par[1]	Value ($)

3.50%, 01/01/46 - 11/01/47	1,655,603	1,657,145
4.00%, 10/01/45 - 06/01/48	156,799	160,071
Federal National Mortgage Association
3.50%, 11/01/32 - 01/01/48	861,026	867,878
TBA, 3.00%, 01/15/33 (j)	438,000	437,198
3.00%, 09/01/32 - 05/01/46	2,299,285	2,250,478
4.00%, 07/01/47 - 08/01/48	1,096,087	1,119,164
4.50%, 05/01/47 - 07/01/48	1,442,256	1,494,535
Government National Mortgage Association
3.50%, 04/20/46 - 05/20/47	2,102,347	2,118,996
4.00%, 04/20/47 - 07/20/47	1,497,840	1,536,351
4.50%, 08/20/48 - 09/20/48	86,419	89,478
		11,919,960
Sovereign 0.4%
Mexico Government International Bond
3.75%, 01/11/28	220,000	206,533
U.S. Treasury Securities 17.3%
U.S. Treasury Bond
3.75%, 08/15/41	461,000	521,002
3.13%, 11/15/41	372,000	381,300
2.50%, 02/15/45 - 02/15/46	659,000	597,200
U.S. Treasury Note
1.38%, 04/30/20	586,000	577,027
2.00%, 02/15/22	835,000	823,388
1.88%, 04/30/22	602,000	590,430
1.63%, 05/31/23	709,000	682,966
2.75%, 02/15/24	900,000	909,844
2.50%, 05/15/24	626,000	625,022
2.88%, 07/31/25	321,000	326,617
1.50%, 08/15/26	808,000	745,380
2.25%, 11/15/25 - 08/15/27	1,950,000	1,904,593
		8,684,769
Total Government And Agency Obligations (cost $20,696,449)		20,811,262
SHORT TERM INVESTMENTS 2.8%
Investment Companies 2.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.29% (k)	1,255,699	1,255,699
Securities Lending Collateral 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (k)	161,620	161,620
Total Short Term Investments (cost $1,417,319)		1,417,319
Total Investments 100.5% (cost $51,059,912)		50,447,530
Other Derivative Instruments (0.0)%		(2,123)
Other Assets and Liabilities, Net (0.5)%		(247,297)
Total Net Assets 100.0%		50,198,110

(a) The Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities were $10,776,327 and 21.5%, respectively.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(d) All or a portion of the security was on loan as of December 31, 2018.

(e) Perpetual security. Next contractual call date presented, if applicable.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

(f) Convertible security.

(g) The Adviser has deemed this security to be illiquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited.

(h) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(j) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $430,974.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Mexico City Airport Trust, 5.50%, 07/31/47	07/16/18	36,362	35,261	0.1

PPM Core Plus Fixed Income Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	15	March 2019	2,087,996	7,031	102,004
U.S. Treasury Note, 10-Year	(38)	March 2019	(4,538,858)	(16,408)	(97,736)
U.S. Treasury Note, 2-Year	(3)	March 2019	(633,046)	(422)	(3,892)
U.S. Treasury Note, 5-Year	14	March 2019	1,588,381	3,500	17,244
Ultra 10-Year U.S. Treasury Note	6	March 2019	755,346	2,813	25,123
Ultra Long Term U.S. Treasury Bond	2	March 2019	303,986	1,188	17,327
				(2,298)	60,070

PPM Core Plus Fixed Income Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CDX.NA.HY.31 (Q)	5.00	12/20/23	(240,000)	4,784	175	(8,032)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
PPM Credit Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.8%
American Express Credit Account Master Trust
Series 2014-B-1, 2.96%, (1M USD LIBOR + 0.50%), 05/15/19 (a)	500,000	500,480
AmeriCredit Automobile Receivables Trust
Series 2016-A3-1, 1.81%, 10/08/20	915	915
Ascentium Equipment Receivables LLC
Series 2018-A2-2A, 3.27%, 10/12/21 (b)	190,000	190,668
Ascentium Equipment Receivables Trust
Series 2017-A2-2A, 2.00%, 05/11/20 (b)	27,302	27,178
Series 2018-A2-1A, 2.92%, 12/10/20 (b)	73,000	72,946
Series 2017-A3-2A, 2.31%, 12/10/21 (b)	64,000	63,163
Banc of America Re-REMIC Trust
Series 2015-B-200P, REMIC, 3.49%, 04/16/25 (b)	375,000	370,158
Bank of The West Auto Trust
Series 2018-A3-1, 3.43%, 12/15/22 (b)	148,000	148,970
BCC Funding XIV LLC
Series 2018-A2-1A, 2.96%, 06/20/23 (b)	98,156	97,888
BMW Floorplan Master Owner Trust
Series 2018-A1-1, 3.15%, 05/17/21 (b)	100,000	99,764
California Republic Auto Receivables Trust
Series 2017-A3-1, 1.90%, 09/16/19	122,603	122,233
CCG Receivables Trust
Series 2018-A2-1, 2.50%, 02/14/21 (b)	104,775	104,137
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (b)	44,545	44,287
Citibank Credit Card Issuance Trust
Series 2017-A9-A9, 1.80%, 09/20/19	600,000	595,230
Continental Airlines Inc. Pass-Through Trust
Series 2012-A-1, 4.15%, 04/11/24	134,191	134,392
CSMC Trust
Series 2017-A3-HL2, 3.50%, 10/25/47 (a) (b)	103,405	101,216
Dell Equipment Finance Trust
Series 2018-A2-2, 3.16%, 08/24/20 (b)	100,000	100,138
Series 2018-A2A-1, 2.97%, 10/22/20 (b)	105,000	104,981
Series 2017-A3-2, 2.19%, 10/24/22 (b)	100,000	99,330
DLL LLC
Series 2018-A3-ST2, 3.46%, 01/20/22 (b)	124,000	124,762
Series 2018-A4-ST2, 3.59%, 06/20/24 (b)	144,000	145,868
Engs Commercial Finance Trust
Series 2018-A1-1A, 2.97%, 02/22/21 (b)	61,240	61,131
First Investors Auto Owner Trust
Series 2018-A1-2A, 3.23%, 11/16/20 (b)	73,433	73,590
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 08/15/22 (b)	64,419	64,028
GLS Auto Receivables Trust
Series 2018-A-3A, 3.35%, 08/15/22 (b)	76,464	76,483
GM Financial Automobile Leasing Trust
Series 2017-A3-1, 2.06%, 05/20/20	216,443	215,709
GM Financial Consumer Automobile Receivables Trust
Series 2018-A2-4, 2.93%, 06/16/20	103,000	102,895
Series 2017-A3-1A, 1.78%, 10/18/21 (b)	250,000	247,761
Series 2018-B-4, 3.45%, 09/16/22	41,000	41,640
GreatAmerica Leasing Receivables Funding LLC
Series 2017-A3-1, 2.06%, 06/22/20 (b)	82,776	82,436
Series 2018-A3-1, 2.60%, 06/15/21 (b)	100,000	99,514
GS Mortgage Securities Trust
Series 2017-C-SLP, REMIC, 3.92%, 10/12/22 (b)	100,000	100,130
Houston Galleria Mall Trust
Series 2015-A1A2-HGLR, REMIC, 3.09%, 03/06/25 (b)	100,000	96,185
JPMorgan Mortgage Trust
Series 2018-1A4-6, 3.50%, 12/25/48 (a) (b)	52,212	51,488
Series 2018-A5-1, REMIC, 3.50%, 04/25/25 (b)	88,918	87,745
Series 2017-A6-6, REMIC, 3.00%, 01/25/48 (a) (b)	110,324	109,076
Kubota Credit Owner Trust
Series 2016-A3-1A, 1.50%, 07/15/20 (b)	141,072	140,252
Series 2018-A2-1A, 2.80%, 02/16/21 (b)	101,000	100,833
Marlin Leasing Receivables LLC
Series 2018-A2-1A, 3.05%, 10/20/20 (b)	42,000	41,981
Series 2018-A3-1A, 3.36%, 04/20/23 (b)	81,000	81,049
	Shares/Par[1]	Value ($)
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (b)	78,327	77,446
PSMC Trust
Series 2018-A3-2, REMIC, 3.50%, 06/25/48 (b)	115,702	114,233
Santander Retail Auto Lease Trust
Series 2018-A2A-A, REMIC, 2.71%, 01/20/20 (b)	92,496	92,321
United Airlines Inc. Pass-Through Trust
Series 2018-B-1, 4.60%, 03/01/26	28,000	27,678
Series 2018-A-1, 3.70%, 03/01/30	150,000	143,685
United Auto Credit Securitization Trust
Series 2018-A-2, 2.89%, 03/10/21 (b)	54,389	54,327
Verizon Owner Trust
Series 2017-A1A-3A, 2.06%, 04/20/22 (b)	512,000	505,956
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C38, 3.92%, 07/15/50 (a)	58,000	56,153
Westlake Automobile Receivables Trust
Series 2018-A2A-2A, 2.84%, 09/15/21 (b)	77,524	77,405
Total Non-U.S. Government Agency Asset-Backed Securities (cost $6,267,073)		6,271,834
CORPORATE BONDS AND NOTES 74.5%
Communication Services 5.1%
21st Century Fox America Inc.
6.55%, 03/15/33	38,000	47,972
6.90%, 08/15/39	36,000	46,963
Altice Luxembourg SA
8.13%, 02/01/27 (b)	200,000	188,500
AMC Entertainment Holdings Inc.
6.13%, 05/15/27	68,000	58,197
AT&T Inc.
5.25%, 03/01/37	145,000	142,431
4.35%, 06/15/45	59,000	50,098
4.75%, 05/15/46	127,000	112,826
CCO Holdings LLC
5.50%, 05/01/26 (b)	36,000	34,650
5.13%, 05/01/27 (b)	61,000	56,781
5.88%, 05/01/27 (b)	33,000	32,114
Charter Communications Operating LLC
6.48%, 10/23/45	59,000	60,115
5.38%, 04/01/38 - 05/01/47	212,000	194,377
Cincinnati Bell Inc.
7.00%, 07/15/24 (b)	100,000	82,908
Comcast Corp.
4.15%, 10/15/28	108,000	109,734
4.60%, 10/15/38	143,000	144,554
4.00%, 08/15/47	100,000	91,018
4.05%, 11/01/52	50,000	44,895
4.95%, 10/15/58	170,000	173,790
DISH DBS Corp.
7.75%, 07/01/26	41,000	33,919
iHeartCommunications Inc.
0.00%, 03/01/21 (c) (d)	65,000	43,498
Netflix Inc.
5.88%, 11/15/28 (b)	165,000	160,588
6.38%, 05/15/29 (b)	101,000	100,226
Sirius XM Radio Inc.
5.38%, 07/15/26 (b)	75,000	70,852
5.00%, 08/01/27 (b)	95,000	86,769
Sprint Capital Corp.
6.88%, 11/15/28	105,000	99,261
Time Warner Cable Inc.
6.75%, 06/15/39	40,000	40,648
Time Warner Entertainment Co. LP
8.38%, 03/15/23	55,000	62,757
Vodafone Group Plc
4.38%, 05/30/28	88,000	85,535
Walt Disney Co.
3.00%, 07/30/46	32,000	26,349
Zayo Group LLC
5.75%, 01/15/27 (b)	30,000	26,699
		2,509,024
Consumer Discretionary 5.2%
21st Century Fox America Inc.
4.75%, 09/15/44	29,000	31,253

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Amazon.com Inc.
3.88%, 08/22/37	90,000	87,792
4.25%, 08/22/57	130,000	128,323
Beazer Homes USA Inc.
5.88%, 10/15/27	35,000	27,650
Delphi Jersey Holdings Plc
5.00%, 10/01/25 (b)	60,000	50,402
Delta Merger Sub Inc.
6.00%, 09/15/26 (b)	53,000	50,083
Dollar General Corp.
3.25%, 04/15/23	112,000	109,490
Ford Motor Co.
7.45%, 07/16/31	40,000	41,148
5.29%, 12/08/46	53,000	43,548
GLP Capital LP
5.38%, 04/15/26	203,000	200,891
5.75%, 06/01/28	39,000	39,372
Golden Nugget Inc.
6.75%, 10/15/24 (b)	70,000	65,963
8.75%, 10/01/25 (b)	59,000	56,633
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	54,000	51,093
Hilton Worldwide Finance LLC
4.63%, 04/01/25	5,000	4,778
Home Depot Inc.
2.13%, 09/15/26	81,000	73,032
3.90%, 12/06/28	41,000	42,021
4.50%, 12/06/48	49,000	50,671
KB Home
7.63%, 05/15/23	65,000	65,962
KFC Holding Co.
4.75%, 06/01/27 (b)	135,000	125,682
Lennar Corp.
4.75%, 11/29/27	20,000	18,158
Lowe`s Cos. Inc.
4.05%, 05/03/47	99,000	85,221
Marriott International Inc.
6.50%, 09/15/26 (b)	67,000	64,607
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (b) (e)	89,000	82,817
Nemak SAB de CV
4.75%, 01/23/25 (b)	200,000	186,689
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	30,000	31,402
Sands China Ltd.
5.13%, 08/08/25 (b) (f)	200,000	197,954
5.40%, 08/08/28 (b) (f)	200,000	193,080
Schaeffler Verwaltung Zwei GmbH
5.25%, 09/15/23 (b) (g)	57,000	51,844
5.50%, 09/15/26 (b) (g)	131,000	114,280
Time Warner Inc.
7.63%, 04/15/31	59,000	73,487
VOC Escrow Ltd.
5.00%, 02/15/28 (b)	125,000	115,968
		2,561,294
Consumer Staples 4.3%
Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (b)	53,000	49,320
4.90%, 02/01/46 (b)	371,000	343,429
BAT Capital Corp.
3.56%, 08/15/27	341,000	302,794
4.39%, 08/15/37	158,000	129,558
4.54%, 08/15/47	158,000	126,165
Constellation Brands Inc.
4.25%, 05/01/23	70,000	70,591
Dr. Pepper Snapple Group Inc.
2.55%, 09/15/26	50,000	43,096
General Mills Inc.
4.20%, 04/17/28	115,000	112,389
4.70%, 04/17/48 (e)	37,000	33,883
JBS Investments GmbH
7.25%, 04/03/24 (b)	171,000	173,480
Kraft Heinz Foods Co.
4.38%, 06/01/46	155,000	128,982
	Shares/Par[1]	Value ($)
Kroger Co.
4.65%, 01/15/48	24,000	21,653
Maple Escrow Subsidiary Inc.
4.99%, 05/25/38 (b)	30,000	29,087
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (b)	125,000	99,553
Philip Morris International Inc.
4.25%, 11/10/44	75,000	68,346
Pilgrim's Pride Corp.
5.75%, 03/15/25 (b)	32,000	30,089
5.88%, 09/30/27 (b)	74,000	67,466
Reynolds American Inc.
4.45%, 06/12/25	49,000	47,330
5.70%, 08/15/35	86,000	84,738
Tyson Foods Inc.
4.55%, 06/02/47	12,000	10,524
5.10%, 09/28/48	57,000	54,683
Wm. Wrigley Jr. Co.
3.38%, 10/21/20 (b)	86,000	86,210
		2,113,366
Energy 7.3%
Alta Mesa Holdings LP
7.88%, 12/15/24 (e)	107,000	67,875
Anadarko Petroleum Corp.
7.95%, 06/15/39	51,000	60,141
Andeavor Logistics LP
4.25%, 12/01/27	61,000	57,542
5.20%, 12/01/47	66,000	59,447
Callon Petroleum Co.
6.38%, 07/01/26	125,000	116,392
Canadian Natural Resources Ltd.
3.85%, 06/01/27	55,000	52,003
Cenovus Energy Inc.
4.45%, 09/15/42	59,000	45,369
Chaparral Energy Inc.
8.75%, 07/15/23 (b)	42,000	30,045
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	40,000	39,862
5.13%, 06/30/27	140,000	131,984
Concho Resources Inc.
4.88%, 10/01/47	51,000	48,518
Continental Resources Inc.
4.38%, 01/15/28	81,000	76,531
Diamondback Energy Inc.
4.75%, 11/01/24 (b)	123,000	118,731
Endeavor Energy Resources LP
5.50%, 01/30/26 (b)	9,000	9,135
5.75%, 01/30/28 (b)	9,000	9,180
Energy Transfer LP
4.25%, 03/15/23	139,000	134,003
5.50%, 06/01/27	99,000	96,708
5.80%, 06/15/38	51,000	49,333
5.15%, 03/15/45	40,000	34,764
Enterprise Products Operating LLC
4.15%, 10/16/28	85,000	84,754
6.13%, 10/15/39	86,000	95,601
4.80%, 02/01/49	84,000	81,418
EP Energy LLC
8.00%, 02/15/25 (b)	142,000	58,634
Floatel International AB
9.00%, 04/11/24 (b)	100,000	93,620
Halliburton Co.
3.80%, 11/15/25	60,000	58,181
4.85%, 11/15/35	59,000	58,193
HollyFrontier Corp.
5.88%, 04/01/26	110,000	111,292
Kinder Morgan Energy Partners LP
7.75%, 03/15/32	87,000	104,557
Kinder Morgan Inc.
4.30%, 03/01/28	90,000	88,181
5.20%, 03/01/48	50,000	47,822
Marathon Oil Corp.
4.40%, 07/15/27	90,000	85,767

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Marathon Petroleum Corp.
3.80%, 04/01/28 (b)	30,000	28,247
4.50%, 04/01/48 (b)	35,000	29,386
MPLX LP
4.00%, 03/15/28	68,000	63,931
4.50%, 04/15/38	40,000	35,178
5.20%, 03/01/47	60,000	55,817
4.70%, 04/15/48	25,000	21,706
5.50%, 02/15/49	55,000	53,315
Nabors Industries Inc.
5.50%, 01/15/23 (e)	25,000	19,806
5.75%, 02/01/25	50,000	37,734
Oasis Petroleum Inc.
6.25%, 05/01/26 (b) (e)	101,000	85,032
PDC Energy Inc.
5.75%, 05/15/26	112,000	99,266
Petroleos Mexicanos
6.50%, 01/23/29	68,000	63,410
6.75%, 09/21/47	200,000	165,378
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	165,000	172,974
5.00%, 03/15/27	89,000	89,670
4.20%, 03/15/28	159,000	151,671
SM Energy Co.
6.63%, 01/15/27	37,000	32,745
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43	22,000	18,689
Transocean Guardian Ltd.
5.88%, 01/15/24 (b)	23,000	22,071
Transocean Pontus Ltd.
6.13%, 08/01/25 (b)	15,000	14,454
Transocean Proteus Ltd.
6.25%, 12/01/24 (b)	96,800	93,571
USA Compression Partners LP
6.88%, 04/01/26 (b)	38,000	36,465
		3,596,099
Financials 26.3%
ABN AMRO Bank NV
2.65%, 01/19/21 (b)	250,000	246,146
AerCap Ireland Capital Ltd.
3.65%, 07/21/27	78,000	67,591
3.88%, 01/23/28	35,000	30,672
American International Group Inc.
4.20%, 04/01/28	52,000	50,552
4.50%, 07/16/44	24,000	21,371
4.80%, 07/10/45	158,000	146,998
4.75%, 04/01/48	68,000	62,263
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (b)	200,000	184,799
Bank of America Corp.
2.50%, 10/21/22	112,000	107,499
4.13%, 01/22/24	52,000	52,584
3.55%, 03/05/24	158,000	155,996
4.00%, 04/01/24 - 01/22/25	149,000	148,906
3.95%, 04/21/25	276,000	267,662
3.37%, 01/23/26	75,000	72,472
4.45%, 03/03/26	24,000	23,742
4.25%, 10/22/26	13,000	12,661
4.18%, 11/25/27	79,000	75,854
3.42%, 12/20/28	80,000	74,958
Barclays Plc
4.97%, 05/16/29 (a) (h)	200,000	193,042
4.95%, 01/10/47	195,000	173,236
Bayer US Finance II LLC
4.25%, 12/15/25 (b)	133,000	129,857
4.38%, 12/15/28 (b)	127,000	121,567
Berkshire Hathaway Finance Corp.
4.20%, 08/15/48	125,000	124,248
Blackstone Holdings Finance Co. LLC
4.00%, 10/02/47 (b)	44,000	38,187
BNP Paribas SA
3.38%, 01/09/25 (b)	200,000	187,965
Boral Finance Pty Ltd.
3.75%, 05/01/28 (b)	146,000	135,518
	Shares/Par[1]	Value ($)
Capital One Financial Corp.
3.30%, 10/30/24	120,000	113,334
3.75%, 03/09/27	102,000	94,955
3.80%, 01/31/28	73,000	67,377
CIT Group Inc.
4.75%, 02/16/24	149,000	143,417
5.25%, 03/07/25	16,000	15,691
6.13%, 03/09/28	17,000	16,929
Citigroup Inc.
3.14%, 01/24/23	153,000	150,423
3.20%, 10/21/26	123,000	113,575
4.45%, 09/29/27	138,000	133,046
3.89%, 01/10/28 (a)	225,000	216,456
3.67%, 07/24/28 (a)	342,000	323,385
4.13%, 07/25/28	26,000	24,388
Credit Suisse Group AG
6.25%, (callable at 100 beginning 12/18/24) (b) (i)	69,000	65,119
4.21%, 06/12/24 (b)	250,000	248,089
3.87%, 01/12/29 (b)	250,000	232,684
Dell EMC
5.88%, 06/15/21 (b)	41,000	41,039
7.13%, 06/15/24 (b)	38,000	38,671
8.35%, 07/15/46 (b)	135,000	146,237
Enel Finance International NV
4.88%, 06/14/29 (b)	250,000	237,818
ERAC USA Finance LLC
4.50%, 02/15/45 (b)	27,000	25,090
Five Corners Funding Trust
4.42%, 11/15/23 (b)	212,000	218,185
GE Capital International Funding Co.
4.42%, 11/15/35	174,000	146,285
General Motors Financial Co. Inc.
4.30%, 07/13/25	46,000	43,455
4.00%, 10/06/26	84,000	76,313
GLP Capital LP
5.30%, 01/15/29	87,000	85,410
Goldman Sachs Group Inc.
2.35%, 11/15/21	29,000	27,962
3.00%, 04/26/22	59,000	57,254
2.91%, 06/05/23 - 07/24/23	171,000	163,172
4.00%, 03/03/24	119,000	117,232
3.50%, 01/23/25 - 11/16/26	176,000	166,421
3.75%, 05/22/25	179,000	171,252
4.25%, 10/21/25	34,000	32,572
3.85%, 01/26/27	102,000	95,999
3.69%, 06/05/28 (a)	9,000	8,369
3.81%, 04/23/29	70,000	65,150
4.22%, 05/01/29	301,000	290,635
5.15%, 05/22/45	16,000	14,878
Icahn Enterprises LP
6.38%, 12/15/25	132,000	127,790
Intercontinental Exchange Inc.
4.25%, 09/21/48	66,000	64,864
Intesa Sanpaolo SpA
3.88%, 01/12/28 (b)	100,000	84,964
James Hardie International Finance DAC
5.00%, 01/15/28 (b)	17,000	14,672
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (i)	79,000	78,259
4.25%, 10/15/20	66,000	67,162
2.97%, 01/15/23	218,000	212,339
4.02%, 12/05/24	162,000	163,211
2.95%, 10/01/26	219,000	201,934
3.78%, 02/01/28 (a)	185,000	179,287
4.01%, 04/23/29	125,000	122,809
4.20%, 07/23/29	169,000	168,571
4.45%, 12/05/29	66,000	67,054
3.96%, 11/15/48	100,000	89,127
JPMorgan Chase Bank NA
3.22%, 03/01/25	237,000	228,108
LafargeHolcim Finance US LLC
4.75%, 09/22/46 (b)	200,000	174,607
Liberty Mutual Group Inc.
4.25%, 06/15/23 (b)	51,000	51,384
4.85%, 08/01/44 (b)	125,000	121,851

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Lincoln National Corp.
3.80%, 03/01/28	42,000	40,608
4.35%, 03/01/48	70,000	64,697
Lloyds Banking Group Plc
7.50%, (callable at 100 beginning 09/27/25) (i)	200,000	192,520
4.45%, 05/08/25 (h)	200,000	197,779
3.57%, 11/07/28	200,000	178,358
Markel Corp.
4.30%, 11/01/47	250,000	218,208
MetLife Inc.
4.37%, 09/15/23	45,000	46,685
Mitsubishi UFJ Financial Group Inc.
3.46%, 03/02/23	250,000	248,504
Morgan Stanley
3.88%, 04/29/24	101,000	100,525
3.70%, 10/23/24	98,000	96,322
3.13%, 07/27/26	103,000	95,054
4.35%, 09/08/26	181,000	176,026
3.63%, 01/20/27	196,000	186,383
3.59%, 07/22/28 (a)	50,000	47,250
4.38%, 01/22/47	50,000	47,728
Nationwide Building Society
4.36%, 08/01/24 (b)	200,000	196,135
Navient Corp.
6.75%, 06/15/26	41,000	34,033
Reckitt Benckiser Treasury Services Plc
2.75%, 06/26/24 (b)	223,000	210,302
Royal Bank of Canada
3.70%, 10/05/23	125,000	125,652
Santander UK Group Holdings Plc
4.80%, 11/15/24	200,000	198,368
SLM Corp.
5.50%, 01/25/23	54,000	47,342
Sumitomo Mitsui Financial Group Inc.
2.85%, 01/11/22	250,000	245,214
Volkswagen Group of America Finance LLC
4.75%, 11/13/28 (b)	250,000	243,218
Wells Fargo & Co.
4.10%, 06/03/26	64,000	62,313
4.40%, 06/14/46	23,000	21,252
Wells Fargo Bank NA
5.85%, 02/01/37	75,000	84,472
Westpac Banking Corp.
2.75%, 01/11/23	125,000	121,242
		12,878,796
Health Care 6.2%
Abbott Laboratories
3.75%, 11/30/26	95,000	94,085
4.75%, 11/30/36	33,000	34,415
AbbVie Inc.
4.50%, 05/14/35	91,000	85,037
4.88%, 11/14/48	92,000	85,848
Actavis Funding SCS
4.85%, 06/15/44	29,000	27,393
Becton Dickinson & Co.
3.73%, 12/15/24	78,000	75,360
3.70%, 06/06/27	216,000	204,159
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (b)	21,000	19,753
Celgene Corp.
4.63%, 05/15/44	64,000	56,429
4.35%, 11/15/47	77,000	64,445
Centene Corp.
4.75%, 01/15/25	99,000	94,654
Centene Escrow I Corp.
5.38%, 06/01/26 (b)	148,000	144,544
CVS Health Corp.
2.88%, 06/01/26	47,000	42,609
4.30%, 03/25/28	80,000	78,318
4.78%, 03/25/38	146,000	140,653
5.05%, 03/25/48	222,000	216,832
Express Scripts Holding Co.
3.40%, 03/01/27	58,000	53,820
	Shares/Par[1]	Value ($)
Forest Laboratories Inc.
5.00%, 12/15/21 (b)	118,000	121,410
Gilead Sciences Inc.
3.65%, 03/01/26	38,000	37,265
4.15%, 03/01/47	83,000	76,895
Halfmoon Parent Inc.
4.80%, 08/15/38 (b)	60,000	59,452
4.90%, 12/15/48 (b)	116,000	113,551
HCA Inc.
5.00%, 03/15/24	7,000	6,941
5.25%, 06/15/26	71,000	70,323
5.50%, 06/15/47	63,000	59,881
Humana Inc.
4.63%, 12/01/42	40,000	39,727
Lifepoint Health Inc.
9.75%, 12/01/26 (b)	125,000	119,060
Mednax Inc.
6.25%, 01/15/27 (b)	40,000	38,600
Mylan Inc.
5.20%, 04/15/48 (b)	141,000	115,045
Tenet Healthcare Corp.
8.13%, 04/01/22	11,000	11,015
6.75%, 06/15/23 (e)	16,000	15,020
4.63%, 07/15/24	39,000	36,328
Thermo Fisher Scientific Inc.
3.20%, 08/15/27	33,000	30,710
UnitedHealth Group Inc.
3.88%, 12/15/28	57,000	57,667
4.45%, 12/15/48	51,000	52,294
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (b)	10,000	10,056
5.88%, 05/15/23 (b)	14,000	12,915
7.00%, 03/15/24 (b)	25,000	25,323
6.13%, 04/15/25 (b)	102,000	88,656
5.50%, 03/01/23 - 11/01/25 (b)	146,000	136,031
8.50%, 01/31/27 (b)	23,000	22,284
WellCare Health Plans Inc.
5.25%, 04/01/25	96,000	92,426
5.38%, 08/15/26 (b)	46,000	44,492
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25	39,000	37,286
		3,049,007
Industrials 5.3%
ACCO Brands Corp.
5.25%, 12/15/24 (b)	6,000	5,380
Aircastle Ltd.
4.40%, 09/25/23	41,000	40,181
4.13%, 05/01/24	107,000	100,315
Ashtead Capital Inc.
4.13%, 08/15/25 (b)	56,000	51,325
5.25%, 08/01/26 (b)	132,000	127,462
4.38%, 08/15/27 (b)	26,000	23,419
Aviation Capital Group LLC
4.38%, 01/30/24 (b)	104,000	103,401
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (b)	100,000	96,044
Burlington Northern Santa Fe LLC
4.05%, 06/15/48	63,000	60,567
CNH Industrial NV
4.50%, 08/15/23	115,000	115,774
CSX Corp.
4.75%, 11/15/48	31,000	31,401
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (i) (j)	218,000	167,860
4.50%, 03/11/44	50,000	40,838
General Motors Co.
5.00%, 10/01/28	195,000	185,081
International Lease Finance Corp.
8.25%, 12/15/20	45,000	48,286
Johnson Controls International Plc
5.13%, 09/14/45	60,000	59,645
Lockheed Martin Corp.
3.55%, 01/15/26	117,000	116,100

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Owens Corning Inc.
4.40%, 01/30/48	150,000	113,262
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (b)	136,000	127,553
5.50%, 02/15/24 (b) (e)	24,000	23,202
Siemens Financieringsmaatschappij NV
2.35%, 10/15/26 (b)	198,000	181,031
Standard Industries Inc.
5.00%, 02/15/27 (b)	150,000	132,083
4.75%, 01/15/28 (b)	63,000	52,576
Union Pacific Corp.
4.05%, 03/01/46	84,000	77,278
4.50%, 09/10/48	125,000	123,940
United Rentals North America Inc.
6.50%, 12/15/26 (e)	53,000	52,205
4.88%, 01/15/28	48,000	42,138
United Technologies Corp.
2.65%, 11/01/26	51,000	45,908
Verisk Analytics Inc.
4.00%, 06/15/25	98,000	98,323
5.50%, 06/15/45	125,000	126,563
		2,569,141
Information Technology 2.8%
Broadcom Corp.
3.88%, 01/15/27	258,000	231,559
3.50%, 01/15/28	74,000	63,798
Fidelity National Information Services Inc.
3.00%, 08/15/26	71,000	65,343
4.75%, 05/15/48	72,000	68,107
Fiserv Inc.
4.20%, 10/01/28 (f)	80,000	79,912
Microsoft Corp.
3.70%, 08/08/46	79,000	75,972
NXP BV
4.63%, 06/01/23 (b)	147,000	145,561
5.35%, 03/01/26 (b)	99,000	100,079
Oracle Corp.
2.65%, 07/15/26	120,000	111,655
3.85%, 07/15/36	59,000	55,823
3.80%, 11/15/37	50,000	46,455
4.00%, 07/15/46 - 11/15/47	127,000	118,335
Radiate Holdco LLC
6.88%, 02/15/23 (b)	88,000	80,140
Visa Inc.
4.30%, 12/14/45	99,000	102,901
		1,345,640
Materials 3.9%
Anglo American Capital Plc
4.88%, 05/14/25 (b)	260,000	255,499
Ardagh Packaging Finance Plc
4.63%, 05/15/23 (b)	159,000	150,090
Berry Global Inc.
4.50%, 02/15/26 (b)	60,000	55,160
BWAY Holding Co.
7.25%, 04/15/25 (b)	116,000	104,413
Cemex SAB de CV
5.70%, 01/11/25 (b)	200,000	192,041
Corning Inc.
5.35%, 11/15/48	75,000	76,265
5.85%, 11/15/68	67,000	67,818
Dow Chemical Co.
4.63%, 10/01/44	51,000	46,210
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (b)	31,000	29,450
Freeport-McMoRan Inc.
3.10%, 03/15/20	105,000	102,639
4.55%, 11/14/24	165,000	153,021
5.45%, 03/15/43	113,000	86,021
NOVA Chemicals Corp.
4.88%, 06/01/24 (b)	38,000	34,509
Olin Corp.
5.13%, 09/15/27	81,000	74,871
5.00%, 02/01/30	57,000	49,844
	Shares/Par[1]	Value ($)
Reynolds Group Issuer Inc.
5.13%, 07/15/23 (b)	103,000	98,003
Samarco Mineracao SA
0.00%, 09/26/24 (b) (c) (d)	200,000	156,677
Sherwin-Williams Co.
4.50%, 06/01/47	34,000	30,732
Syngenta Finance NV
5.68%, 04/24/48 (b)	200,000	164,120
		1,927,383
Real Estate 2.9%
American Tower Corp.
3.60%, 01/15/28	250,000	234,221
AvalonBay Communities Inc.
3.20%, 01/15/28	84,000	79,672
Boston Properties LP
4.50%, 12/01/28	86,000	87,984
Crown Castle International Corp.
2.25%, 09/01/21	55,000	53,308
4.45%, 02/15/26	66,000	65,686
3.70%, 06/15/26	143,000	135,830
3.65%, 09/01/27	20,000	18,628
3.80%, 02/15/28	227,000	213,280
Equinix Inc.
5.75%, 01/01/25	46,000	46,374
5.38%, 05/15/27	63,000	62,336
ERP Operating LP
3.50%, 03/01/28	54,000	52,616
Host Hotels & Resorts LP
3.75%, 10/15/23	86,000	84,379
Realty Income Corp.
3.65%, 01/15/28	97,000	93,885
Regency Centers Corp.
3.60%, 02/01/27	43,000	41,185
Simon Property Group LP
3.38%, 06/15/27 - 12/01/27	166,000	160,074
		1,429,458
Utilities 5.2%
AES Corp.
4.50%, 03/15/23	164,000	159,884
5.13%, 09/01/27	73,000	70,538
Alabama Power Co.
3.70%, 12/01/47	150,000	137,142
Ameren Illinois Co.
4.50%, 03/15/49	52,000	54,837
Appalachian Power Co.
3.30%, 06/01/27	150,000	143,187
Avangrid Inc.
3.15%, 12/01/24	199,000	192,099
Dominion Resources Inc.
5.20%, 08/15/19	49,000	49,559
Duke Energy Corp.
3.95%, 08/15/47	75,000	67,189
Duke Energy Florida LLC
3.80%, 07/15/28	112,000	113,398
Duquesne Light Holdings Inc.
6.40%, 09/15/20 (b)	121,000	125,983
5.90%, 12/01/21 (b)	116,000	122,038
Eversource Energy
4.25%, 04/01/29	104,000	106,007
Exelon Corp.
3.95%, 06/15/25	63,000	62,356
5.10%, 06/15/45	52,000	53,831
4.45%, 04/15/46	200,000	190,290
FirstEnergy Corp.
4.35%, 01/15/25 (b)	88,000	88,910
4.85%, 07/15/47 (f)	40,000	40,037
FirstEnergy Transmission LLC
5.45%, 07/15/44 (b)	67,000	72,133
Florida Power & Light Co.
3.70%, 12/01/47	150,000	140,140
Nevada Power Co.
6.65%, 04/01/36	18,000	22,922
Pacific Gas & Electric Co.
3.30%, 12/01/27	250,000	204,375

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
5.40%, 01/15/40	38,000	33,735
Sempra Energy
4.00%, 02/01/48	70,000	59,749
Southern California Edison Co.
4.13%, 03/01/48	37,000	35,296
Wisconsin Energy Corp.
3.55%, 06/15/25	44,000	43,569
Xcel Energy Inc.
4.70%, 05/15/20	107,000	108,261
6.50%, 07/01/36	22,000	27,336
		2,524,801
Total Corporate Bonds And Notes (cost $37,866,049)		36,504,009
GOVERNMENT AND AGENCY OBLIGATIONS 9.0%
U.S. Treasury Securities 9.0%
U.S. Treasury Bond
2.50%, 02/15/45	870,000	789,389
U.S. Treasury Note
2.88%, 10/31/23	2,663,000	2,707,938
2.25%, 02/15/27	950,000	922,687
Total Government And Agency Obligations (cost $4,362,891)		4,420,014
SHORT TERM INVESTMENTS 3.4%
Investment Companies 0.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.29% (k)	252,201	252,201
Securities Lending Collateral 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (k)	339,300	339,300
Treasury Securities 2.2%
U.S. Treasury Bill
2.33%, 01/15/19 (l)	1,100,000	1,099,018
Total Short Term Investments (cost $1,690,519)		1,690,519
Total Investments 99.7% (cost $50,186,532)		48,886,376
Other Derivative Instruments (0.0)%		(9,703)
Other Assets and Liabilities, Net 0.3%		141,788
Total Net Assets 100.0%		49,018,461

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities were $15,397,676 and 31.4%, respectively.

(c) Non-income producing security.

(d) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(e) All or a portion of the security was on loan as of December 31, 2018.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(h) Convertible security.

(i) Perpetual security. Next contractual call date presented, if applicable.

(j) The Adviser has deemed this security to be illiquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

(l) The coupon rate represents the yield to maturity.

PPM Credit Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	30	March 2019	4,175,980	14,063	204,020
U.S. Treasury Note, 10-Year	(40)	March 2019	(4,778,483)	(15,625)	(102,143)
U.S. Treasury Note, 2-Year	(3)	March 2019	(633,046)	(422)	(3,891)
U.S. Treasury Note, 5-Year	16	March 2019	1,806,489	4,000	28,511
Ultra 10-Year U.S. Treasury Note	(6)	March 2019	(760,149)	(2,813)	(20,320)
Ultra Long Term U.S. Treasury Bond	(15)	March 2019	(2,286,189)	(8,906)	(123,654)
				(9,703)	(17,477)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
PPM Floating Rate Income Fund (a)
CORPORATE BONDS AND NOTES 3.5%
Communication Services 0.5%
AMC Entertainment Holdings Inc.
6.13%, 05/15/27	30,000	25,675
CCO Holdings LLC
5.13%, 05/01/27 (b)	30,000	27,925
CenturyLink Inc.
7.50%, 04/01/24 (c)	30,000	29,068
DISH DBS Corp.
5.00%, 03/15/23	30,000	24,709
Frontier Communications Corp.
11.00%, 09/15/25	30,000	18,694
Live Nation Entertainment Inc.
4.88%, 11/01/24 (b)	30,000	28,537
Netflix Inc.
5.88%, 11/15/28 (b)	30,000	29,198
Sirius XM Radio Inc.
5.38%, 07/15/26 (b)	30,000	28,341
Sprint Corp.
7.13%, 06/15/24	30,000	29,683
		241,830
Consumer Discretionary 0.3%
1011778 B.C. Unltd. Liability Co.
5.00%, 10/15/25 (b)	30,000	27,601
American Axle & Manufacturing Inc.
6.50%, 04/01/27 (c)	30,000	26,950
Delta Merger Sub Inc.
6.00%, 09/15/26 (b)	10,000	9,450
Goodyear Tire & Rubber Co.
4.88%, 03/15/27	30,000	26,500
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (b) (c)	30,000	27,916
Sally Holdings LLC
5.63%, 12/01/25 (c)	30,000	27,685
Scientific Games International Inc.
5.00%, 10/15/25 (b)	30,000	26,882
		172,984
Consumer Staples 0.2%
JBS Investments GmbH
7.25%, 04/03/24 (b)	30,000	30,435
Post Holdings Inc.
5.63%, 01/15/28 (b)	30,000	27,621
Sigma Holdco BV
7.88%, 05/15/26 (b)	30,000	25,961
Spectrum Brands Inc.
5.75%, 07/15/25	30,000	28,499
		112,516
Energy 0.6%
Alta Mesa Holdings LP
7.88%, 12/15/24	30,000	19,030
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/27	30,000	28,282
Cheniere Energy Partners LP
5.63%, 10/01/26 (b)	28,000	26,342
Continental Resources Inc.
4.50%, 04/15/23	30,000	29,547
Energy Transfer LP
5.50%, 06/01/27	30,000	29,306
EP Energy LLC
8.00%, 02/15/25 (b)	30,000	12,387
Everest Acquisition Finance Inc.
7.75%, 05/15/26 (b)	30,000	26,604
Nabors Industries Inc.
5.75%, 02/01/25	30,000	22,641
Regency Energy Partners LP
5.88%, 03/01/22	30,000	31,272
Rowan Cos. Inc.
7.38%, 06/15/25	30,000	24,148
Transocean Proteus Ltd.
6.25%, 12/01/24 (b)	24,000	23,199
		272,758
	Shares/Par[1]	Value ($)
Financials 0.4%
Ally Financial Inc.
5.75%, 11/20/25	30,000	29,843
CIT Group Inc.
6.13%, 03/09/28	30,000	29,875
Dell EMC
7.13%, 06/15/24 (b)	30,000	30,530
Icahn Enterprises LP
6.38%, 12/15/25	30,000	29,043
James Hardie International Finance DAC
5.00%, 01/15/28 (b)	10,000	8,630
Level 3 Financing Inc.
5.38%, 01/15/24	30,000	28,595
SLM Corp.
5.50%, 01/25/23	30,000	26,301
		182,817
Health Care 0.5%
Centene Corp.
4.75%, 01/15/25	30,000	28,683
Centene Escrow I Corp.
5.38%, 06/01/26 (b)	17,000	16,603
Community Health Systems Inc.
8.63%, 01/15/24 (b)	30,000	29,742
HCA Inc.
5.25%, 06/15/26	30,000	29,714
Tenet Healthcare Corp.
6.75%, 06/15/23 (c)	30,000	28,163
5.13%, 05/01/25	30,000	27,999
Valeant Pharmaceuticals International Inc.
6.13%, 04/15/25 (b)	30,000	26,075
5.50%, 11/01/25 (b)	30,000	28,035
WellCare Health Plans Inc.
5.38%, 08/15/26 (b)	45,000	43,524
		258,538
Industrials 0.4%
Aircastle Ltd.
5.00%, 04/01/23	30,000	29,854
Ashtead Capital Inc.
5.25%, 08/01/26 (b)	93,000	89,803
Bombardier Inc.
6.00%, 10/15/22 (b)	30,000	28,132
Standard Industries Inc.
4.75%, 01/15/28 (b)	20,000	16,691
United Rentals North America Inc.
4.88%, 01/15/28	30,000	26,337
		190,817
Information Technology 0.0%
CommScope Technologies LLC
5.00%, 03/15/27 (b)	30,000	24,321
Materials 0.4%
BWAY Holding Co.
7.25%, 04/15/25 (b)	30,000	27,003
Crown Americas LLC
4.75%, 02/01/26 (b)	30,000	28,391
FMG Resources August 2006 Pty Ltd.
5.13%, 03/15/23 (b)	30,000	28,395
Freeport-McMoRan Inc.
4.55%, 11/14/24	30,000	27,822
Hexion Inc.
10.38%, 02/01/22 (b)	30,000	23,711
Koppers Inc.
6.00%, 02/15/25 (b)	30,000	26,577
Olin Corp.
5.13%, 09/15/27	30,000	27,730
		189,629
Real Estate 0.1%
MGM Growth Properties Operating Partnership LP
5.63%, 05/01/24	30,000	29,688
Utilities 0.1%
AES Corp.
5.50%, 04/15/25	30,000	29,859

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Calpine Corp.
5.75%, 01/15/25	30,000	27,395
		57,254
Total Corporate Bonds And Notes (cost $1,864,575)		1,733,152
SENIOR LOAN INTERESTS 95.0%
Communication Services 4.8%
CBS Radio Inc.
Term Loan B, 5.26%, (3M LIBOR + 2.75%), 11/18/24 (d)	156,173	146,803
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (d)	99,248	92,400
Cincinnati Bell Inc.
Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/02/24 (d)	99,750	95,831
Cogeco Communications (USA) II LP
1st Lien Term Loan, 4.72%, (1M LIBOR + 2.38%), 08/11/24 (d)	199,000	187,890
Consolidated Communications Inc.
Term Loan B, 5.34%, (1M LIBOR + 3.00%), 09/29/23 (d)	149,368	139,473
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (d)	84,445	78,165
GoodRx Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 10/10/25 (d)	100,000	96,125
GTT Communications Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/27/25 (d)	119,400	112,137
Intelsat Jackson Holdings SA
Term Loan B-3, 6.26%, (3M LIBOR + 3.75%), 11/27/23 (d)	130,000	125,589
Maxar Technologies Ltd.
Term Loan B, 5.15%, (3M LIBOR + 2.75%), 07/07/24 (d)	143,598	131,751
MTN Infrastructure TopCo Inc.
1st Lien Term Loan B, 5.34%, (3M LIBOR + 3.00%), 10/27/24 (d)	49,625	47,169
Securus Technologies Holdings Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.50%), 06/20/24 (d) (e)	122,400	117,504
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 06/20/24 (d)	30,370	29,155
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (d)	337,424	320,273
Term Loan, 5.38%, (3M LIBOR + 3.00%), 02/05/24 (d)	70,000	67,550
Telesat Canada
Term Loan B-4, 4.89%, (3M LIBOR + 2.50%), 11/17/23 (d)	187,827	177,402
Tribune Media Co.
Term Loan C, 5.52%, (3M LIBOR + 3.00%), 01/20/24 (d)	125,000	122,437
Vestcom Parent Holdings Inc.
1st Lien Term Loan, 6.34%, (3M LIBOR + 4.00%), 12/15/23 (d) (f)	74,808	72,564
1st Lien Term Loan, 8.50%, (3M PRIME + 3.00%), 12/16/23 (d) (f)	4	4
Windstream Services LLC
Term Loan B-6, 6.46%, (3M LIBOR + 4.00%), 03/29/21 (d)	99,239	88,145
Ziggo Secured Finance Partnership
Term Loan E, 4.96%, (3M LIBOR + 2.50%), 04/15/25 (d)	100,000	94,000
		2,342,367
Consumer Discretionary 21.0%
1011778 B.C. Unltd. Liability Co.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (d)	338,135	321,509
24 Hour Fitness Worldwide Inc.
Term Loan B, 5.84%, (3M LIBOR + 3.50%), 05/30/25 (d)	169,150	165,062
	Shares/Par[1]	Value ($)
Allied Universal Holdco LLC
Term Loan, 6.14%, (3M LIBOR + 3.75%), 07/28/22 (d)	134,207	127,027
Altra Industrial Motion Corp.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 09/26/25 (d)	59,104	56,001
AMC Entertainment Holdings Inc.
Term Loan B, 4.71%, (3M LIBOR + 2.25%), 12/15/23 (d)	169,139	162,120
American Axle & Manufacturing Inc.
Term Loan B, 4.74%, (3M LIBOR + 2.25%), 03/10/24 (d)	40,036	37,784
Term Loan B, 4.76%, (3M LIBOR + 2.25%), 03/10/24 (d)	58,949	55,633
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (d)	188,944	180,347
Boing US Holdco Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.25%), 09/20/24 (d)	39,800	38,009
Bombardier Recreational Products Inc.
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 06/30/23 (d)	169,575	163,781
Boyd Gaming Corp.
Term Loan B-3, 4.67%, (3M LIBOR + 2.25%), 09/15/23 (d)	169,073	162,521
Caesars Entertainment Operating Co.
Term Loan, 4.34%, (3M LIBOR + 2.00%), 04/03/24 (d)	168,722	159,864
Caesars Resort Collection LLC
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (d)	436,941	418,839
Callaway Golf Co.
Term Loan B, 0.00%, (3M LIBOR + 4.50%), 12/31/25 (d) (e)	28,000	27,650
Camelot UK Holdco Ltd.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 10/03/23 (d)	153,550	145,872
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (d)	198,496	189,838
CityCenter Holdings LLC
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 04/14/24 (d)	168,715	159,375
Coinamatic Canada Inc.
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 05/13/22 (d)	3,994	3,864
Constellis Holdings LLC
1st Lien Term Loan, 7.39%, (1M LIBOR + 5.00%), 04/17/24 (d) (f)	69,646	66,164
Core & Main LP
Term Loan B, 5.71%, (3M LIBOR + 3.00%), 07/19/24 (d)	52,752	50,862
Term Loan B, 5.74%, (3M LIBOR + 3.00%), 07/19/24 (d)	46,745	45,070
Creative Artists Agency LLC
Term Loan B, 5.47%, (1M LIBOR + 3.00%), 02/15/24 (d)	49,749	47,884
CSC Holdings LLC
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 01/12/26 (d)	199,000	190,459
CWGS Group LLC
Term Loan, 5.09%, (1M LIBOR + 2.75%), 11/02/23 (d)	662	596
Term Loan, 5.13%, (1M LIBOR + 2.75%), 11/02/23 (d)	168,047	151,382
Delta 2 (LUX) SARL
Term Loan, 5.02%, (3M LIBOR + 2.50%), 02/01/24 (d)	170,000	160,366
DexKo Global Inc.
Term Loan, 5.84%, (3M LIBOR + 3.50%), 07/24/24 (d)	49,749	47,967
Dynacast International LLC
Term Loan B-2, 5.77%, (3M LIBOR + 3.25%), 01/28/22 (d) (f)	99,289	94,077
Eldorado Resorts LLC
Term Loan B, 4.75%, (1M LIBOR + 2.25%), 03/15/24 (d)	54,000	51,525

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Equinox Holdings Inc.
1st Lien Term Loan, 5.52%, (1M LIBOR + 3.00%), 03/08/24 (d)	89,547	86,301
ESH Hospitality Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/30/23 (d)	158,281	151,726
Fitness International LLC
Term Loan B, 5.59%, (1M LIBOR + 3.25%), 04/13/25 (d)	129,350	123,853
Garda World Security Corp.
Term Loan, 6.24%, (3M LIBOR + 3.50%), 05/12/24 (d)	49,243	46,822
Term Loan, 8.00%, (3M PRIME + 2.50%), 05/12/24 (d)	125	119
Golden Nugget Inc.
Incremental Term Loan B, 5.19%, (3M LIBOR + 2.75%), 09/07/23 (d)	130,696	125,468
Incremental Term Loan B, 5.28%, (3M LIBOR + 2.75%), 10/04/23 (d)	163,428	156,891
Hayward Industries Inc.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/04/24 (d)	99,496	95,475
Helix Gen Funding LLC
Term Loan B, 6.09%, (3M LIBOR + 3.75%), 03/02/24 (d)	57,305	53,491
Hoffmaster Group Inc.
1st Lien Term Loan, 6.34%, (1M LIBOR + 4.00%), 11/11/23 (d)	37,215	36,471
iHeartCommunications Inc.
Term Loan D, 0.00%, 01/30/19 (g) (h)	150,000	100,209
Inmar Holdings Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 04/25/24 (d)	39,698	38,507
Interior Logic Group Inc.
Term Loan B, 6.39%, (1M LIBOR + 4.00%), 05/21/25 (d)	99,750	97,256
International Textile Group Inc.
1st Lien Term Loan, 7.35%, (3M LIBOR + 5.00%), 04/19/24 (d)	98,750	96,281
Intrawest Resorts Holdings Inc.
Term Loan B-1, 5.35%, (3M LIBOR + 3.00%), 06/28/24 (d)	129,023	123,432
IRB Holding Corp.
1st Lien Term Loan, 5.68%, (3M LIBOR + 3.25%), 01/18/25 (d)	223,587	212,743
Jo-Ann Stores Inc.
Term Loan, 7.48%, (3M LIBOR + 5.00%), 09/29/23 (d)	49,741	47,192
Jostens Inc.
Term Loan, 0.00%, (3M LIBOR + 5.50%), 12/17/25 (d) (e)	55,000	53,419
Las Vegas Sands LLC
Term Loan B, 4.09%, (3M LIBOR + 1.75%), 03/27/25 (d)	99,250	94,550
Liberty Cablevision of Puerto Rico LLC
1st Lien Term Loan, 5.94%, (3M LIBOR + 3.50%), 12/24/21 (d)	50,000	47,781
Lifetime Brands Inc.
Term Loan B, 5.84%, (3M LIBOR + 3.50%), 03/13/25 (d)	64,675	61,683
Lions Gate Capital Holdings LLC
Term Loan B, 4.77%, (3M LIBOR + 2.25%), 03/20/25 (d)	198,500	190,685
LTF Merger Sub Inc.
Term Loan B, 5.46%, (3M LIBOR + 2.75%), 06/22/22 (d)	168,719	162,017
Marriott Ownership Resorts Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 08/29/25 (d)	48,000	46,800
Mavis Tire Express Services Corp.
1st Lien Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (d) (f)	196,960	189,574
Delayed Draw Term Loan, 5.75%, (3M LIBOR + 3.25%), 03/15/25 (d) (f)	4,713	4,536
Michaels Stores Inc.
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 01/01/23 (d)	68,954	65,764
	Shares/Par[1]	Value ($)
Term Loan B, 4.97%, (3M LIBOR + 2.50%), 01/01/23 (d)	26,054	24,849
Term Loan B, 5.01%, (3M LIBOR + 2.50%), 01/01/23 (d)	4,492	4,284
Mohegan Tribal Gaming Authority
Term Loan B, 6.34%, (3M LIBOR + 4.00%), 10/30/23 (d)	29,844	26,501
Neiman Marcus Group Inc.
Term Loan, 5.63%, (1M LIBOR + 3.25%), 10/25/20 (d)	233,929	197,013
NPC International Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 04/05/24 (d)	49,747	46,414
Numericable Group SA
Term Loan B-11, 5.09%, (3M LIBOR + 2.75%), 07/31/25 (d)	198,990	181,678
NVA Holdings Inc.
Term Loan B-3, 5.09%, (3M LIBOR + 2.75%), 01/31/25 (d)	168,727	158,603
Party City Holdings Inc.
Term Loan B, 4.85%, (3M LIBOR + 2.50%), 08/19/22 (d)	82,875	79,802
Penn National Gaming Inc.
1st Lien Term Loan B, 4.71%, (3M LIBOR + 2.25%), 08/15/25 (d)	90,000	86,682
Petco Animal Supplies Inc.
Term Loan B, 5.78%, (3M LIBOR + 3.25%), 01/12/23 (d)	124,361	90,576
PetSmart Inc.
Term Loan B-2, 5.38%, (3M LIBOR + 3.00%), 03/11/22 (d)	49,742	39,172
Playa Resorts Holding BV
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 04/07/24 (d)	178,642	166,425
ProQuest LLC
Term Loan B, 5.59%, (3M LIBOR + 3.25%), 10/24/21 (d)	79,578	77,389
Rodan & Fields LLC
Term Loan B, 6.46%, (3M LIBOR + 4.00%), 06/07/25 (d)	49,750	45,583
Term Loan B, 8.50%, (3M PRIME + 3.00%), 06/07/25 (d)	125	115
Sally Holdings LLC
Term Loan B-1, 4.60%, (3M LIBOR + 2.25%), 07/05/24 (d)	99,242	94,528
Scientific Games International Inc.
Term Loan B-5, 5.09%, (3M LIBOR + 2.75%), 08/14/24 (d)	65,156	60,991
Term Loan B-5, 5.24%, (3M LIBOR + 2.75%), 08/14/24 (d)	272,294	254,886
Serta Simmons Bedding LLC
1st Lien Term Loan, 5.88%, (3M LIBOR + 3.50%), 10/21/23 (d)	97,194	80,994
1st Lien Term Loan, 5.93%, (3M LIBOR + 3.50%), 10/21/23 (d)	27,300	22,750
ServiceMaster Co.
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 11/08/23 (d)	98,776	96,512
Shutterfly Inc.
Term Loan B-2, 5.10%, (3M LIBOR + 2.75%), 08/17/24 (d)	99,501	96,081
SIWF Holdings Inc.
1st Lien Term Loan, 6.72%, (3M LIBOR + 4.25%), 05/25/25 (d)	114,462	110,958
Spin Holdco Inc.
Term Loan B, 5.69%, (3M LIBOR + 3.25%), 11/14/22 (d)	99,244	94,481
SRAM LLC
Term Loan B, 5.14%, (3M LIBOR + 2.75%), 03/15/24 (d)	44,898	42,653
Term Loan B, 5.22%, (3M LIBOR + 2.75%), 03/15/24 (d)	43,469	41,296
Term Loan B, 7.25%, (3M PRIME + 1.75%), 03/15/24 (d)	612	582
Staples Inc.
Term Loan B, 6.54%, (3M LIBOR + 4.00%), 08/15/24 (d)	179,095	171,335

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (d)	296,510	285,886
Station Casinos LLC
Term Loan B, 4.85%, (3M LIBOR + 2.50%), 05/24/23 (d)	168,691	161,582
Tenneco Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 10/01/25 (d)	187,500	175,687
TI Group Automotive Systems LLC
Term Loan, 4.84%, (3M LIBOR + 2.50%), 06/25/22 (d)	170,000	164,759
Trader Corp.
Term Loan B, 5.51%, (3M LIBOR + 3.00%), 09/28/23 (d)	45,000	43,087
Truck Hero Inc.
1st Lien Term Loan, 6.26%, (3M LIBOR + 3.75%), 05/17/24 (d)	99,496	96,056
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (d)	218,451	212,334
Univision Communications Inc.
Term Loan C-5, 5.09%, (3M LIBOR + 2.75%), 03/15/24 (d)	125,759	113,550
USS Ultimate Holdings Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 08/11/24 (d)	79,597	77,275
Vivid Seats Ltd.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 06/21/24 - 06/27/24 (d)	74,496	70,646
WASH Multifamily Laundry Systems LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 05/15/22 (d)	25,842	25,002
WideOpenWest Finance LLC
Term Loan B, 5.72%, (3M LIBOR + 3.25%), 08/19/23 (d)	139,045	128,443
William Morris Endeavor Entertainment LLC
1st Lien Term Loan, 5.28%, (3M LIBOR + 2.75%), 05/11/25 (d)	210,016	192,427
WMG Acquisition Corp.
Term Loan F, 4.47%, (3M LIBOR + 2.13%), 11/01/23 (d)	170,000	163,327
		10,293,688
Consumer Staples 3.8%
8th Avenue Food & Provisions Inc.
1st Lien Term Loan, 6.10%, (3M LIBOR + 3.75%), 09/19/25 (d)	70,000	68,425
Albertsons LLC
Term Loan B-6, 5.69%, (3M LIBOR + 3.00%), 06/22/23 (d)	159,192	150,834
American Seafoods Group LLC
1st Lien Term Loan, 5.10%, (3M LIBOR + 2.75%), 07/27/23 (d)	68,959	66,115
ATS Consolidated Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 02/23/25 (d)	137,028	133,089
BJ's Wholesale Club Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 01/26/24 (d)	256,908	249,265
Coty Inc.
Term Loan B, 4.63%, (3M LIBOR + 2.25%), 03/29/25 (d)	169,575	156,221
Del Monte Foods Inc.
1st Lien Term Loan, 5.90%, (6M LIBOR + 3.25%), 01/26/21 (d)	34,726	28,458
1st Lien Term Loan, 7.75%, (6M PRIME + 2.25%), 01/26/21 (d)	91	75
Diamond (BC) BV
Term Loan, 5.53%, (1M LIBOR + 3.00%), 07/24/24 (d)	84,573	77,807
Dole Food Co. Inc.
Term Loan B, 0.00%, (1M LIBOR + 2.75%), 03/22/24 (d) (e)	—	—
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 03/22/24 (d)	51,822	50,202
Term Loan B, 5.14%, (1M LIBOR + 2.75%), 03/22/24 (d)	1,215	1,177
	Shares/Par[1]	Value ($)
Term Loan B, 5.18%, (1M LIBOR + 2.75%), 03/22/24 (d)	25,911	25,101
Term Loan B, 7.25%, (1M PRIME + 1.75%), 03/22/24 (d)	27	26
Hearthside Food Solutions LLC
Term Loan B, 6.03%, (3M LIBOR + 3.69%), 05/17/25 (d)	169,150	161,877
JBS USA LLC
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 10/30/22 (d)	24,690	23,703
Term Loan B, 5.30%, (3M LIBOR + 2.50%), 06/30/24 (d)	144,022	138,261
Portillo's Holdings LLC
1st Lien Term Loan, 6.89%, (3M LIBOR + 4.50%), 08/01/21 (d)	89,094	87,869
Post Holdings Inc.
Incremental Term Loan, 4.51%, (3M LIBOR + 2.00%), 05/24/24 (d)	59,972	57,674
Sigma Bidco BV
Term Loan B-2, 5.40%, (3M LIBOR + 3.00%), 03/07/25 (d)	99,500	93,945
U.S. Foods Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 06/27/23 (d)	168,702	161,532
United Natural Foods Inc.
Term Loan B, 6.59%, (3M LIBOR + 4.25%), 10/22/25 (d)	94,000	76,375
Utz Quality Foods LLC
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 11/14/24 (d)	59,698	57,684
		1,865,715
Energy 2.0%
Arctic LNG Carriers Ltd.
Term Loan, 6.84%, (3M LIBOR + 4.50%), 04/21/23 (d) (f)	49,622	47,885
EG Finco Ltd.
Term Loan, 6.81%, (3M LIBOR + 4.00%), 06/30/25 (d)	198,500	190,808
Encino Acquisition Partners Holdings LLC
2nd Lien Term Loan, 9.09%, (3M LIBOR + 6.75%), 09/26/25 (d) (f)	90,000	84,600
Equitrans Midstream Corp.
Term Loan B, 0.00%, (3M LIBOR + 4.50%), 12/13/23 (d) (e)	24,000	23,420
HFOTCO LLC
Term Loan B, 5.10%, (3M LIBOR + 2.75%), 06/19/25 (d)	64,675	63,220
Lucid Energy Group II LLC
1st Lien Term Loan, 5.50%, (3M LIBOR + 3.00%), 01/31/25 (d)	198,749	182,352
Medallion Midland Acquisition LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 10/31/24 (d)	99,248	93,417
Summit Midstream Partners Holdings LLC
Term Loan B, 8.34%, (3M LIBOR + 6.00%), 05/15/22 (d)	45,124	44,109
Traverse Midstream Partners LLC
Term Loan, 6.60%, (3M LIBOR + 4.00%), 09/22/24 (d)	200,000	191,500
Ultra Resources Inc.
1st Lien Term Loan, 6.47%, (3M LIBOR + 4.00%), 04/14/24 (d)	54,000	47,992
		969,303
Financials 10.7%
Acrisure LLC
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (d)	243,341	235,281
Advisor Group Inc.
Term Loan , 6.08%, (3M LIBOR + 3.75%), 08/13/25 (d)	109,725	107,530
AlixPartners LLP
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 03/28/24 (d)	142,229	136,336
Alliant Holdings I Inc.
Term Loan B, 5.21%, (3M LIBOR + 2.75%), 05/07/25 (d)	149,250	140,752

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Altice Financing SA
Term Loan B, 5.17%, (3M LIBOR + 2.75%), 07/31/25 (d)	266	251
Term Loan B, 5.22%, (3M LIBOR + 2.75%), 07/31/25 (d)	104,468	98,573
Altice France SA
Term Loan B-13, 6.46%, (3M LIBOR + 4.00%), 07/13/26 (d)	230,000	216,775
AmWINS Group Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 01/19/24 (d)	76,644	73,099
Term Loan B, 5.14%, (3M LIBOR + 2.75%), 01/19/24 (d)	22,597	21,552
AssuredPartners Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/22/24 (d)	193,532	182,284
Asurion LLC
Term Loan B-4, 5.34%, (3M LIBOR + 3.00%), 08/04/22 (d)	401,692	385,050
Auris Luxembourg III SARL
Term Loan B-7, 5.39%, (3M LIBOR + 3.00%), 01/17/22 (d)	168,689	164,050
Term Loan B, 0.00%, (3M LIBOR + 3.75%), 07/23/25 (d) (e)	150,000	145,594
BCP Renaissance Parent LLC
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 09/20/24 (d)	199,000	193,279
Cetera Group Inc.
Term Loan , 6.59%, (3M LIBOR + 4.25%), 08/15/25 (d)	84,000	81,550
Crown Finance US Inc.
Term Loan, 4.84%, (3M LIBOR + 2.50%), 02/05/25 (d)	198,500	187,251
Duff & Phelps Corp.
Term Loan B, 5.77%, (1M LIBOR + 3.25%), 12/04/24 (d)	89,424	84,413
Edelman Financial Group
1st Lien Term Loan, 5.69%, (3M LIBOR + 3.25%), 06/26/25 (d)	92,500	88,866
Encapsys LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 10/27/24 (d)	49,749	48,298
Garrett LX III SARL
Term Loan B, 5.33%, (3M LIBOR + 2.50%), 09/22/25 (d)	49,875	47,007
GTCR Valor Cos. Inc.
Term Loan B-1, 5.14%, (3M LIBOR + 2.75%), 06/30/23 (d)	78,770	75,541
HUB International Ltd.
Term Loan B, 5.24%, (3M LIBOR + 2.75%), 04/25/25 (d)	109,176	102,864
Ineos US Finance LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 03/31/24 (d)	168,722	159,020
ION Trading Technologies SARL
Incremental Term Loan B, 6.52%, (1M LIBOR + 4.00%), 11/21/24 (d) (f)	125,964	118,721
iStar Inc.
Term Loan B, 5.13%, (3M LIBOR + 2.75%), 06/30/20 (d)	74,625	71,453
Term Loan B, 5.22%, (3M LIBOR + 2.75%), 06/30/20 (d)	75,000	71,812
Jane Street Group LLC
Term Loan B, 5.53%, (3M LIBOR + 3.00%), 08/25/22 (d)	147,731	143,422
Level 3 Financing Inc.
Term Loan B, 4.75%, (3M LIBOR + 2.25%), 02/16/24 (d)	340,000	322,150
LPL Holdings Inc.
1st Lien Term Loan B, 4.73%, (3M LIBOR + 2.25%), 09/23/24 (d)	169,146	162,486
NAB Holdings LLC
Term Loan, 5.39%, (3M LIBOR + 3.00%), 01/15/25 (d)	59,699	56,640
NFP Corp.
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 01/06/24 (d)	168,709	159,219
	Shares/Par[1]	Value ($)
PMHC II Inc.
1st Lien Term Loan, 6.00%, (3M LIBOR + 3.50%), 03/20/25 (d)	19,341	17,600
1st Lien Term Loan, 6.41%, (3M LIBOR + 3.50%), 03/20/25 (d)	14,600	13,286
Sedgwick Claims Management Services Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 11/06/25 (d) (e)	210,000	200,113
SolarWinds Holdings Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 02/06/24 (d)	168,722	161,921
Solera LLC
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 03/03/23 (d)	169,130	159,089
Telenet Financing USD LLC
Term Loan AN, 4.71%, (3M LIBOR + 2.25%), 08/31/26 (d)	170,000	161,384
TKC Holdings Inc.
1st Lien Term Loan, 6.28%, (3M LIBOR + 3.75%), 02/08/23 (d)	168,712	159,961
Travelport Finance Lux SARL
Term Loan B, 5.12%, (3M LIBOR + 2.50%), 03/16/25 (d)	168,179	165,005
Unitymedia Finance LLC
Term Loan E, 4.46%, (3M LIBOR + 2.00%), 05/24/23 (d)	100,000	96,841
Veritas Bermuda Ltd.
Term Loan B, 6.89%, (3M LIBOR + 4.50%), 01/27/23 (d)	12,287	10,435
		5,226,754
Health Care 13.9%
Accelerated Health Systems LLC
Term Loan B, 5.85%, (3M LIBOR + 3.50%), 11/02/25 (d)	20,000	19,650
ADMI Corp.
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 04/06/24 (d)	79,600	75,487
Air Methods Corp.
Term Loan B, 5.89%, (3M LIBOR + 3.50%), 04/12/24 (d)	35,000	27,550
Alliance Healthcare Services Inc.
Term Loan B, 6.84%, (3M LIBOR + 4.50%), 10/20/23 (d)	127,547	124,783
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (d)	64,673	57,882
Amneal Pharmaceuticals LLC
Term Loan B, 5.87%, (3M LIBOR + 3.50%), 03/26/25 (d)	248,711	235,238
ATI Holdings Acquisition Inc.
Term Loan, 5.96%, (3M LIBOR + 3.50%), 05/10/23 - 05/15/23 (d)	129,008	123,848
Catalent Pharma Solutions Inc.
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 05/08/21 (d)	106,967	103,625
CCS-CMGC Holdings, Inc.
1st Lien Term Loan, 7.84%, (3M LIBOR + 5.50%), 09/25/25 (d)	100,000	96,500
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (d)	428,024	405,017
CHG Healthcare Services Inc.
1st Lien Term Loan B, 5.52%, (3M LIBOR + 3.00%), 06/07/23 (d)	61,117	58,519
1st Lien Term Loan B, 5.53%, (3M LIBOR + 3.00%), 06/07/23 (d)	108,883	104,256
Community Health Systems Inc.
Term Loan H, 5.96%, (3M LIBOR + 3.25%), 01/27/21 (d)	142,002	136,222
Concentra Inc.
1st Lien Term Loan, 5.13%, (3M LIBOR + 2.75%), 06/01/22 (d)	150,000	143,250
DaVita Inc.
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 06/20/21 (d)	168,675	167,115

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Diplomat Pharmacy Inc.
Term Loan B, 6.85%, (3M LIBOR + 4.50%), 12/31/24 (d)	37,269	36,865
DJO Finance LLC
Term Loan, 5.59%, (3M LIBOR + 3.25%), 06/27/20 (d)	94,434	93,065
Term Loan, 5.65%, (3M LIBOR + 3.25%), 06/27/20 (d)	94,692	93,319
Endo Luxembourg Finance Co. I SARL
Term Loan B, 6.63%, (3M LIBOR + 4.25%), 04/12/24 (d)	153,967	145,498
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (d)	398,000	369,997
Equian LLC
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 05/20/24 (d)	74,496	71,851
ExamWorks Group Inc.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 07/27/23 (d)	168,714	163,779
Gentiva Health Services Inc.
1st Lien Term Loan, 6.31%, (3M LIBOR + 3.75%), 06/20/25 (d)	176,165	170,439
GHX Ultimate Parent Corp.
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.25%), 06/24/24 (d)	129,018	121,492
Global Medical Response Inc.
Term Loan B-1, 5.68%, (3M LIBOR + 3.25%), 04/28/22 (d)	168,722	157,174
Greatbatch Ltd.
1st Lien Term Loan B, 5.39%, (3M LIBOR + 3.00%), 10/27/22 (d)	130,559	126,948
Jaguar Holding Co. II
Term Loan, 4.84%, (3M LIBOR + 2.50%), 08/18/22 (d)	267,918	253,852
Kindred Healthcare Inc.
1st Lien Term Loan, 7.56%, (3M LIBOR + 5.00%), 06/21/25 (d) (f)	94,762	88,129
Kinetic Concepts Inc.
Term Loan B, 5.64%, (3M LIBOR + 3.25%), 01/30/24 (d)	58,994	56,560
MPH Acquisition Holdings LLC
Term Loan B, 5.55%, (3M LIBOR + 2.75%), 06/07/23 (d)	327,192	309,196
Ortho-Clinical Diagnostics SA
Term Loan B, 5.76%, (3M LIBOR + 3.25%), 06/01/25 (d)	224,516	207,747
Term Loan B, 6.06%, (3M LIBOR + 3.25%), 06/01/25 (d)	61,134	56,568
Parexel International Corp.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 08/06/24 (d)	228,416	205,860
PharMerica Corp.
1st Lien Term Loan, 5.96%, (3M LIBOR + 3.50%), 09/25/24 (d)	168,725	160,571
Prestige Brands Inc.
Term Loan B-4, 4.34%, (3M LIBOR + 2.00%), 01/20/24 (d)	94,048	90,320
Prospect Medical Holdings Inc.
Term Loan B, 7.94%, (3M LIBOR + 5.50%), 02/12/24 (d)	169,150	166,613
Radiology Partners Holdings LLC
1st Lien Term Loan B, 6.66%, (3M LIBOR + 4.25%), 06/28/25 (d)	18,750	18,328
1st Lien Term Loan B, 6.87%, (3M LIBOR + 4.25%), 06/28/25 (d)	18,750	18,328
RadNet Inc.
Term Loan, 6.19%, (3M LIBOR + 3.75%), 06/30/23 (d)	72,288	71,204
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 7.13%, (3M LIBOR + 4.50%), 11/09/25 (d)	167,000	158,024
Select Medical Corp.
Term Loan B, 7.00%, (3M PRIME + 1.50%), 02/13/24 (d)	131	125
Term Loan B, 4.96%, (3M LIBOR + 2.50%), 06/30/24 (d)	168,581	160,995
	Shares/Par[1]	Value ($)
Sound Inpatient Physicians
1st Lien Term Loan, 5.27%, (3M LIBOR + 2.75%), 06/19/25 (d)	136,812	131,084
Surgery Center Holdings Inc.
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 06/18/24 (d)	168,719	160,178
Team Health Holdings Inc.
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 01/12/24 (d)	228,584	203,726
U.S. Anesthesia Partners Inc.
Term Loan, 5.34%, (3M LIBOR + 3.00%), 06/16/24 (d)	148,992	142,064
U.S. Renal Care Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.25%), 11/17/22 (d)	168,696	160,177
Universal Health Services Inc.
Term Loan, 0.00%, (3M LIBOR + 3.00%), 10/10/25 (d) (e) (f)	63,000	60,795
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.38%, (3M LIBOR + 3.00%), 05/19/25 (d)	274,312	261,436
Verscend Holding Corp.
Term Loan B, 7.02%, (3M LIBOR + 4.50%), 08/08/25 (d)	189,525	182,892
Vizient Inc.
Term Loan B-4, 5.09%, (3M LIBOR + 2.75%), 02/13/23 (d)	50,000	48,541
		6,802,682
Industrials 11.6%
Accudyne Industries LLC
Term Loan, 5.34%, (3M LIBOR + 3.00%), 08/02/24 (d)	151,776	143,656
AI Mistral Holdco Ltd.
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 01/26/24 (d)	114,418	107,267
Altran Technologies SA
Term Loan B, 5.04%, (3M LIBOR + 2.25%), 01/31/25 (d)	59,699	58,431
Avolon LLC
Term Loan B-3, 4.47%, (3M LIBOR + 2.00%), 01/15/25 (d)	156,508	150,118
Brand Energy & Infrastructure Services Inc.
Term Loan, 6.73%, (3M LIBOR + 4.25%), 06/16/24 - 06/17/24 (d)	126,042	119,407
Term Loan, 6.76%, (3M LIBOR + 4.25%), 06/17/24 (d)	37,649	35,667
Brickman Group Ltd. LLC
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 08/09/25 (d)	57,783	55,038
1st Lien Term Loan B, 5.00%, (3M LIBOR + 2.50%), 08/15/25 (d)	68,582	65,325
Brookfield WEC Holdings Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 07/26/25 (d)	225,000	217,487
Builders FirstSource Inc.
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 02/29/24 (d)	99,490	92,916
Cortes NP Acquisition Corp.
Term Loan B, 6.71%, (3M LIBOR + 4.00%), 11/30/23 (d)	250,000	226,250
DAE Aviation Holdings Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 06/25/22 (d)	144,754	142,764
DG Investment Intermediate Holdings 2 Inc.
1st Lien Term Loan, 5.34%, (3M LIBOR + 3.00%), 01/31/25 (d)	99,291	93,830
Electrical Components International Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.25%), 06/22/25 (d)	62,187	60,011
Element Materials Technology Group US Holdings Inc.
Term Loan B, 5.84%, (1M LIBOR + 3.50%), 06/28/24 - 06/29/24 (d)	79,598	78,006
Engineered Machinery Holdings Inc.
1st Lien Term Loan, 5.64%, (3M LIBOR + 3.25%), 07/25/24 (d)	59,699	57,534

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
EWT Holdings III Corp.
Term Loan, 5.34%, (1M LIBOR + 3.00%), 12/13/24 (d)	64,673	62,652
Filtration Group Corp.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 03/27/25 (d)	168,725	162,258
Gardner Denver Inc.
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 07/30/24 (d)	126,608	121,979
Gates Global LLC
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 04/01/24 (d)	267,965	253,980
GFL Environmental Inc.
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 05/11/25 (d)	150,460	140,003
Term Loan B, 5.55%, (3M LIBOR + 3.00%), 05/30/25 (d)	18,785	17,479
Harbor Freight Tools USA Inc.
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 08/16/23 (d)	98,660	92,834
Hillman Group Inc.
Term Loan B, 6.34%, (1M LIBOR + 4.00%), 05/16/25 (d)	119,400	113,131
IBC Capital Ltd.
1st Lien Term Loan, 6.55%, (3M LIBOR + 3.75%), 09/11/23 (d)	37,219	35,777
Janus International Group LLC
1st Lien Term Loan, 5.34%, (3M LIBOR + 3.00%), 02/07/25 (d)	92,205	88,978
L&W Inc.
Term Loan B, 6.51%, (1M LIBOR + 4.00%), 05/18/25 (d) (f)	99,500	96,515
Milacron LLC
Term Loan B, 4.84%, (3M LIBOR + 2.50%), 09/23/23 (d)	160,423	149,995
Minimax GmbH & Co. KG
Term Loan B-1C, 5.34%, (3M LIBOR + 3.00%), 06/18/25 (d)	74,625	72,200
Navistar Financial Corp.
Term Loan B, 6.13%, (1M LIBOR + 3.75%), 07/25/25 (d)	224,437	214,338
Pelican Products Inc.
1st Lien Term Loan, 5.88%, (3M LIBOR + 3.50%), 04/18/25 (d)	99,500	94,027
Pike Corp.
Term Loan B, 6.03%, (3M LIBOR + 3.50%), 03/13/25 (d)	94,344	92,182
PODS LLC
1st Lien Term Loan, 5.18%, (3M LIBOR + 2.75%), 11/21/24 (d)	99,246	94,863
Prime Security Services Borrower LLC
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 05/02/22 (d)	387,705	368,707
Reece Ltd.
Term Loan B, 4.40%, (3M LIBOR + 2.00%), 06/01/25 (d)	74,625	71,267
Robertshaw US Holding Corp.
1st Lien Term Loan, 6.06%, (3M LIBOR + 3.50%), 02/14/25 (d)	99,250	90,069
Spectrum Holdings III Corp.
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 01/26/25 (d)	90,317	85,802
Tempo Acquisition LLC
Term Loan, 5.34%, (3M LIBOR + 3.00%), 04/20/24 (d)	307,758	293,909
Titan Acquisition Ltd.
Term Loan B, 5.52%, (3M LIBOR + 3.00%), 03/16/25 (d)	203,550	185,653
Trans Union LLC
Term Loan B-3, 4.34%, (3M LIBOR + 2.00%), 04/09/23 (d)	163,558	157,015
TransDigm Inc.
Term Loan G, 4.84%, (3M LIBOR + 2.50%), 08/22/24 (d)	198,496	186,906
Term Loan E, 4.84%, (3M LIBOR + 2.50%), 05/14/25 (d)	119,398	112,403
	Shares/Par[1]	Value ($)
USI Inc.
Term Loan, 5.39%, (3M LIBOR + 3.00%), 05/16/24 (d)	198,742	187,066
USIC Holdings Inc.
Term Loan B, 5.77%, (3M LIBOR + 3.25%), 12/09/23 (d)	89,290	84,602
VC GB Holdings Inc.
1st Lien Term Loan, 5.34%, (3M LIBOR + 3.00%), 02/28/24 (d)	59,708	56,126
West Corp.
Term Loan, 6.53%, (3M LIBOR + 4.00%), 10/03/24 (d)	198,571	181,817
		5,668,240
Information Technology 15.0%
Almonde Inc.
1st Lien Term Loan, 6.30%, (3M LIBOR + 3.50%), 04/26/24 (d)	321,114	298,407
2nd Lien Term Loan, 10.05%, (3M LIBOR + 7.25%), 04/27/25 (d)	50,000	45,893
Ancestry.com Operations Inc.
1st Lien Term Loan, 5.60%, (1M LIBOR + 3.25%), 10/19/23 (d)	302,579	288,585
Applied Systems Inc.
1st Lien Term Loan, 5.39%, (3M LIBOR + 3.00%), 09/06/24 (d)	168,719	160,423
AppLovin Corp.
Term Loan B, 6.19%, (3M LIBOR + 3.75%), 07/13/26 (d)	86,000	84,280
Avast Software BV
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 09/30/23 (d)	96,250	92,929
Avaya Inc.
Term Loan B, 6.69%, (3M LIBOR + 4.25%), 12/14/24 (d)	95,960	92,481
Term Loan B, 6.71%, (3M LIBOR + 4.25%), 12/14/24 (d)	157,634	151,920
Blackhawk Network Holdings Inc.
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 05/31/25 (d)	114,425	108,633
BMC Software Finance Inc.
Term Loan B, 7.05%, (3M LIBOR + 4.25%), 06/30/25 (d)	217,500	209,276
Brave Parent Holdings Inc.
1st Lien Term Loan, 6.39%, (3M LIBOR + 4.00%), 04/17/25 (d)	49,875	48,004
Camelot UK Holdco Ltd.
Term Loan, 5.59%, (1M LIBOR + 3.25%), 10/03/23 (d)	11,677	11,093
Cvent Inc.
1st Lien Term Loan, 6.27%, (3M LIBOR + 3.75%), 11/30/24 (d) (f)	99,374	94,903
Cypress Intermediate Holdings III Inc.
1st Lien Term Loan, 5.35%, (1M LIBOR + 3.00%), 03/30/24 (d)	168,715	159,858
Dell International LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 09/07/23 (d)	268,643	257,675
DigiCert Inc.
Term Loan B-1, 6.34%, (3M LIBOR + 4.00%), 09/19/24 (d)	169,151	165,205
DTI Holdco Inc.
Term Loan B, 7.28%, (1M LIBOR + 4.75%), 09/29/23 (d)	99,238	92,539
Dynatrace LLC
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 08/08/25 (d)	83,000	80,199
EVO Payments International LLC
1st Lien Term Loan, 5.76%, (3M LIBOR + 3.25%), 12/22/23 (d)	93,949	90,504
First Data Corp.
Term Loan, 4.50%, (1M LIBOR + 2.00%), 04/26/24 (d)	400,000	381,200
Global Tel*Link Corp.
1st Lien Term Loan, 6.96%, (1M LIBOR + 4.25%), 11/29/25 (d)	149,417	145,184

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
GlobalLogic Holdings Inc.
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 07/27/25 (d)	87,281	84,008
Go Daddy Operating Co. LLC
Term Loan, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (d)	168,714	160,784
Infor US Inc.
Term Loan B-6, 5.14%, (3M LIBOR + 2.75%), 02/07/22 (d)	197,411	188,867
Information Resources Inc.
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 11/06/25 (d)	210,000	204,225
Kronos Inc.
Term Loan B, 5.39%, (3M LIBOR + 3.00%), 11/01/23 (d)	599	568
Term Loan B, 5.54%, (3M LIBOR + 3.00%), 11/01/23 (d)	238,300	225,987
Lumentum Holdings
1st Lien Term Loan, 4.89%, (3M LIBOR + 2.50%), 08/08/25 (d)	22,000	21,175
MA FinanceCo. LLC
Term Loan B-3, 4.84%, (3M LIBOR + 2.50%), 04/19/24 (d)	32,083	29,811
McAfee LLC
Term Loan B, 6.10%, (3M LIBOR + 3.75%), 09/30/24 (d)	196,521	190,708
MH Sub I LLC
1st Lien Term Loan, 6.25%, (3M LIBOR + 3.75%), 08/09/24 (d)	198,742	188,060
MLN US HoldCo LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.50%), 07/13/25 (d) (e)	10,000	9,669
1st Lien Term Loan, 7.02%, (3M LIBOR + 4.50%), 07/13/25 (d)	65,000	62,847
NaviHealth Inc.
Term Loan B, 7.38%, (3M LIBOR + 5.00%), 08/01/25 (d) (f)	90,000	84,600
NeuStar Inc.
Term Loan B-4, 5.84%, (3M LIBOR + 3.50%), 08/08/24 (d)	198,492	190,305
PowerSchool
Term Loan B, 5.63%, (3M LIBOR + 3.25%), 06/15/25 (d) (f)	125,000	118,125
Presidio Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 (d)	1,524	1,461
Term Loan B, 5.15%, (3M LIBOR + 2.75%), 02/02/24 (d)	119,914	114,917
PSAV Holdings LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 02/23/25 (d)	49,831	47,090
1st Lien Term Loan, 5.63%, (3M LIBOR + 3.25%), 02/23/25 (d)	27,785	26,257
1st Lien Term Loan, 5.96%, (3M LIBOR + 3.25%), 02/23/25 (d)	25,863	24,441
Rackspace Hosting Inc.
Incremental 1st Lien Term Loan, 5.58%, (1M LIBOR + 3.00%), 11/03/23 (d)	238,788	210,133
Radiate Holdco LLC
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/09/23 (d)	178,837	168,302
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (d)	305,000	289,750
Riverbed Technology Inc.
Term Loan, 5.60%, (3M LIBOR + 3.25%), 04/22/22 (d)	170,000	159,982
Rocket Software Inc.
Term Loan , 6.75%, (3M LIBOR + 4.25%), 11/20/25 (d)	120,000	117,300
Seattle Spinco Inc.
Term Loan B-3, 4.84%, (3M LIBOR + 2.50%), 04/19/24 (d)	216,664	201,318
Sirius Computer Solutions Inc.
Term Loan, 6.77%, (3M LIBOR + 4.25%), 10/30/22 (d)	115,731	113,850
	Shares/Par[1]	Value ($)
Skillsoft Corp.
1st Lien Term Loan, 7.09%, (1M LIBOR + 4.75%), 04/22/21 (d)	99,483	80,166
Sophia LP
Term Loan B, 6.05%, (1M LIBOR + 3.25%), 09/30/22 (d)	168,692	162,124
SS&C Technologies Holdings Europe SARL
Term Loan B-4, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (d)	83,875	78,962
SS&C Technologies Inc.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (d)	221,122	208,171
SurveyMonkey Inc.
Term Loan B, 6.10%, (3M LIBOR + 3.75%), 10/10/25 (d) (f)	73,703	71,492
TriTech Software Systems
Term Loan B, 6.09%, (3M LIBOR + 3.75%), 08/16/25 (d)	90,000	87,862
VeriFone Inc.
1st Lien Term Loan, 6.64%, (3M LIBOR + 4.00%), 08/09/25 (d)	180,000	173,507
Veritas Bermuda Ltd.
Term Loan B, 6.84%, (3M LIBOR + 4.50%), 01/27/23 (d)	37,460	31,815
Vertafore Inc.
1st Lien Term Loan, 6.05%, (3M LIBOR + 3.25%), 06/04/25 (d)	56,250	53,314
WEX Inc.
Term Loan B-2, 4.59%, (3M LIBOR + 2.25%), 06/30/24 (d)	99,237	95,231
		7,336,375
Materials 10.3%
American Builders & Contractors Supply Co. Inc.
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 10/31/23 (d)	129,015	122,473
Avantor Inc.
1st Lien Term Loan, 6.57%, (3M LIBOR + 3.75%), 09/22/24 (d)	188,844	182,549
Ball Metalpack Finco LLC
1st Lien Term Loan B, 6.84%, (3M LIBOR + 4.50%), 07/25/25 (d) (f)	99,500	96,266
Berry Global Inc.
Term Loan S, 4.14%, (3M LIBOR + 1.75%), 02/02/20 (d)	113,750	111,606
BOYD Corp.
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 08/15/25 (d)	119,700	112,419
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (d)	337,859	317,023
Caraustar Industries Inc.
Term Loan B, 7.89%, (3M LIBOR + 5.50%), 03/09/22 (d)	79,595	78,799
Composite Resins Holding BV
Term Loan B, 6.83%, (3M LIBOR + 4.25%), 06/27/25 (d) (f)	64,676	62,897
Consolidated Container Co. LLC
1st Lien Term Loan, 5.09%, (1M LIBOR + 2.75%), 05/10/24 - 05/22/24 (d)	129,022	123,001
Cyanco Intermediate Corp.
Term Loan B, 5.85%, (1M LIBOR + 3.50%), 03/07/25 (d)	29,775	28,708
Emerald Performance Materials LLC
1st Lien Term Loan, 5.84%, (1M LIBOR + 3.50%), 07/23/21 (d)	49,707	47,967
Flex Acquisition Co. Inc.
1st Lien Term Loan, 5.35%, (3M LIBOR + 3.00%), 12/15/23 (d)	169,141	159,133
GYP Holdings III Corp.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 05/15/25 (d)	94,525	88,853
Houghton International Inc.
Term Loan B, 5.59%, (1M LIBOR + 3.25%), 12/13/19 (d)	59,683	59,086
Invictus U.S. LLC
1st Lien Term Loan, 5.50%, (3M LIBOR + 3.00%), 02/14/25 (d)	59,699	58,008

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
2nd Lien Term Loan, 9.25%, (3M LIBOR + 6.75%), 02/15/26 (d)	40,000	39,900
Klockner-Pentaplast of America Inc.
Term Loan B-2, 6.77%, (3M LIBOR + 4.25%), 06/30/22 (d)	198,492	160,779
Kraton Polymers LLC
Term Loan, 4.84%, (3M LIBOR + 2.50%), 03/03/25 (d)	148,513	143,780
MacDermid Inc.
Term Loan B-6, 5.34%, (3M LIBOR + 3.00%), 06/07/23 (d)	100,000	99,250
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (d) (e)	121,000	114,547
Nexeo Solutions LLC
Term Loan, 5.64%, (3M LIBOR + 3.25%), 06/09/23 (d)	32,049	31,408
Term Loan, 5.78%, (3M LIBOR + 3.25%), 06/09/23 (d)	33,957	33,278
Term Loan, 5.96%, (3M LIBOR + 3.25%), 06/09/23 (d)	33,490	32,820
OCI Beaumont LLC
Term Loan, 6.39%, (3M LIBOR + 4.00%), 02/14/25 (d)	49,749	48,692
Onex TSG Holdings II Corp.
1st Lien Term Loan, 6.34%, (3M LIBOR + 4.00%), 07/31/22 (d)	50,000	47,500
Platform Specialty Products Corp.
Term Loan, 0.00%, (3M LIBOR + 2.25%), 11/14/25 (d) (e)	80,000	77,500
Polymer Additives Inc.
1st Lien Term Loan, 8.35%, (3M LIBOR + 6.00%), 07/25/25 (d) (f)	100,000	90,000
PQ Corp.
Term Loan B, 5.03%, (3M LIBOR + 2.50%), 02/08/25 (d)	155,697	147,133
Prince Minerals Inc.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.50%), 03/20/25 (d)	15,809	14,386
Pro Mach Group Inc.
Term Loan B, 5.43%, (3M LIBOR + 3.00%), 03/07/25 (d)	129,025	122,305
Proampac PG Borrower LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.50%), 11/18/23 (d) (e)	—	—
1st Lien Term Loan, 5.98%, (3M LIBOR + 3.50%), 11/18/23 (d)	75,813	72,212
1st Lien Term Loan, 6.02%, (3M LIBOR + 3.50%), 11/18/23 (d)	34,116	32,495
1st Lien Term Loan, 6.08%, (3M LIBOR + 3.50%), 11/18/23 (d)	37,755	35,962
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.50%), 11/18/23 (d)	14,368	13,686
1st Lien Term Loan, 6.14%, (3M LIBOR + 3.50%), 11/18/23 (d)	46,453	44,247
1st Lien Term Loan, 7.75%, (3M LIBOR + 3.50%), 11/18/23 (d)	532	507
Quikrete Holdings Inc.
1st Lien Term Loan, 5.09%, (3M LIBOR + 2.75%), 11/03/23 (d)	255,000	242,411
Reynolds Group Holdings Inc.
Term Loan, 5.09%, (3M LIBOR + 2.75%), 02/05/23 (d)	451,682	429,098
Schenectady International Group Inc.
1st Lien Term Loan, 7.19%, (3M LIBOR + 4.75%), 08/21/25 (d) (f)	180,000	172,800
Solenis International LP
1st Lien Term Loan, 6.71%, (3M LIBOR + 4.00%), 12/18/25 (d)	62,187	60,011
Starfruit Finco BV
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 09/20/25 (d)	192,000	183,360
TricorBraun Holdings Inc.
1st Lien Term Loan, 6.14%, (3M LIBOR + 3.75%), 11/29/23 (d)	194,715	190,334
1st Lien Delayed Draw Term Loan, 6.54%, (3M LIBOR + 3.75%), 11/30/23 (d)	19,621	19,179
	Shares/Par[1]	Value ($)
1st Lien Delayed Draw Term Loan, 8.00%, (3M PRIME + 2.75%), 11/30/23 (d)	50	49
Trident TPI Holdings Inc.
Term Loan B-1, 5.59%, (3M LIBOR + 3.25%), 10/05/24 (d)	49,624	46,523
Trinseo Materials Operating SCA
Term Loan, 4.34%, (3M LIBOR + 2.00%), 09/06/24 (d)	99,246	94,408
Tronox Blocked Borrower LLC
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 09/15/24 (d)	51,009	49,406
Tronox Finance LLC
Term Loan B, 5.34%, (3M LIBOR + 3.00%), 09/11/24 (d)	117,713	114,013
Univar Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 07/01/24 (d)	211,039	201,437
Venator Materials Corp.
Term Loan B, 5.34%, (1M LIBOR + 3.00%), 06/28/24 (d)	39,798	37,958
Wilsonart LLC
Term Loan B, 5.64%, (3M LIBOR + 3.25%), 12/19/23 (d)	158,941	151,690
		5,043,852
Real Estate 1.0%
Capital Automotive LP
1st Lien Term Loan, 4.85%, (1M LIBOR + 2.50%), 03/21/24 (d)	198,990	190,732
2nd Lien Term Loan, 8.52%, (3M LIBOR + 6.00%), 03/21/25 (d)	123,522	121,592
MGM Growth Properies Operating Partnership LP
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 04/20/23 (d)	99,235	94,805
VICI Properties 1 LLC
Term Loan B, 4.50%, (3M LIBOR + 2.00%), 12/13/24 (d)	100,000	95,266
		502,395
Utilities 0.9%
Calpine Corp.
Term Loan B-5, 4.89%, (3M LIBOR + 2.50%), 05/23/22 (d)	158,561	150,360
NEP/NCP Holdco Inc.
1st Lien Term Loan, 5.77%, (3M LIBOR + 3.25%), 10/05/25 (d)	120,000	114,676
Vistra Energy Corp.
1st Lien Term Loan B-3, 4.34%, (3M LIBOR + 2.00%), 12/11/25 (d)	52,659	50,560
1st Lien Term Loan B-3, 4.46%, (3M LIBOR + 2.00%), 12/11/25 (d)	146,341	140,508
		456,104
Total Senior Loan Interests (cost $49,015,261)		46,507,475
INVESTMENT COMPANIES 0.1%
Eaton Vance Senior Floating-Rate Trust	900	11,295
Invesco Senior Income Trust	3,500	13,685
Voya Prime Rate Trust	3,080	13,829
Total Investment Companies (cost $42,453)		38,809
SHORT TERM INVESTMENTS 2.4%
Investment Companies 2.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.29% (i)	1,008,284	1,008,284
Securities Lending Collateral 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (i)	143,850	143,850
Total Short Term Investments (cost $1,152,134)		1,152,134
Total Investments 101.0% (cost $52,074,423)		49,431,570
Other Derivative Instruments (0.0)%		(2,312)
Other Assets and Liabilities, Net (1.0)%		(500,101)
Total Net Assets 100.0%		48,929,157

(a) The Fund had an unfunded commitment at December 31, 2018. See Unfunded Commitments in the Schedules of Investments.

(b) The Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

liquid securities were $854,562 and 1.7%, respectively.

(c) All or a portion of the security was on loan as of December 31, 2018.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(f) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the PPM Funds' Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g) Non-income producing security.

(h) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

GlobalLogic Holdings Inc. – Delayed Draw Term Loan	12,438	(406)
Mavis Tire Express Services Corp. – Delayed Draw Term Loan*	26,958	(935)
	39,396	(1,341)

* Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the PPM Funds’ Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

PPM Floating Rate Income Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 10-Year	(4)	March 2019	(477,751)	(1,562)	(10,311)
U.S. Treasury Note, 5-Year	(3)	March 2019	(338,859)	(750)	(5,204)
				(2,312)	(15,515)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
PPM High Yield Core Fund
COMMON STOCKS 2.7%
Consumer Discretionary 0.5%
Frontdoor Inc. (a)	1,000	26,610
MGM Resorts International	3,000	72,780
Michaels Cos. Inc. (a) (b)	5,000	67,700
ServiceMaster Global Holdings Inc. (a)	2,000	73,480
		240,570
Consumer Staples 0.1%
B&G Foods Inc. (b)	2,500	72,275
Energy 0.6%
Chaparral Energy Inc. - Class A (a)	16,675	82,041
MPLX LP	2,200	66,660
Summit Midstream Partners LP	5,000	50,250
Williams Cos. Inc.	2,988	65,885
		264,836
Financials 0.5%
JPMorgan Chase & Co.	2,500	244,050
Health Care 0.2%
Bausch Health Cos. Inc. (a)	4,200	77,574
Industrials 0.1%
Builders FirstSource Inc. (a)	5,000	54,550
Materials 0.7%
Freeport-McMoRan Inc. - Class B	6,700	69,077
Huntsman Corp.	6,000	115,740
LyondellBasell Industries NV - Class A	1,800	149,688
		334,505
Total Common Stocks (cost $1,885,736)		1,288,360
PREFERRED STOCKS 0.1%
Financials 0.1%
Morgan Stanley - Series K, 5.85%, (callable at 25 beginning 04/15/27) (c)	3,000	72,840
Total Preferred Stocks (cost $77,790)		72,840
CORPORATE BONDS AND NOTES 82.5%
Communication Services 14.4%
Altice Luxembourg SA
8.13%, 02/01/27 (d)	200,000	188,500
AMC Entertainment Holdings Inc.
6.13%, 05/15/27	169,000	144,636
CB Escrow Corp.
8.00%, 10/15/25 (d)	267,000	221,564
CCO Holdings LLC
5.13%, 02/15/23 - 05/01/27	726,000	683,161
5.88%, 05/01/27 (d)	200,000	194,633
CenturyLink Inc.
5.63%, 04/01/25	333,000	293,412
DISH DBS Corp.
5.13%, 05/01/20	150,000	148,946
5.00%, 03/15/23	175,000	144,135
Frontier Communications Corp.
11.00%, 09/15/25	300,000	186,942
8.50%, 04/01/26 (d)	100,000	87,509
9.00%, 08/15/31	50,000	26,863
Gannett Co. Inc.
5.50%, 09/15/24 (b) (d)	50,000	48,501
iHeartCommunications Inc.
0.00%, 03/01/21 (a) (e)	208,000	139,194
0.00%, 03/01/21 (a) (d) (e)	107,000	70,712
Intelsat Jackson Holdings SA
5.50%, 08/01/23	115,000	101,083
8.50%, 10/15/24 (d)	260,000	250,900
9.75%, 07/15/25 (d)	200,000	201,530
Level 3 Communications Inc.
5.75%, 12/01/22	167,000	164,063
Live Nation Entertainment Inc.
4.88%, 11/01/24 (d)	235,000	223,538
5.63%, 03/15/26 (d)	57,000	55,718
MDC Partners Inc.
6.50%, 05/01/24 (d)	235,000	213,982
	Shares/Par[1]	Value ($)
Netflix Inc.
5.75%, 03/01/24	167,000	169,539
5.88%, 11/15/28 (d)	150,000	145,989
6.38%, 05/15/29	201,000	199,459
Numericable - SFR SA
7.38%, 05/01/26	320,000	293,504
Sinclair Television Group Inc.
5.88%, 03/15/26 (d)	125,000	116,752
Sirius XM Radio Inc.
5.38%, 07/15/26 (d)	300,000	283,408
Sprint Capital Corp.
6.88%, 11/15/28	200,000	189,068
Sprint Corp.
7.13%, 06/15/24	500,000	494,719
Sprint Nextel Corp.
6.00%, 11/15/22	167,000	164,073
Telesat Canada
8.88%, 11/15/24 (d)	186,000	193,529
T-Mobile USA Inc.
6.50%, 01/15/24	167,000	170,762
5.13%, 04/15/25	167,000	161,544
4.75%, 02/01/28	62,000	57,106
Univision Communications Inc.
5.13%, 02/15/25 (d)	176,000	154,860
Windstream Services LLC
6.38%, 08/01/23 (d)	180,000	71,387
Zayo Group LLC
6.00%, 04/01/23	304,000	287,834
		6,943,055
Consumer Discretionary 11.8%
1011778 B.C. Unltd. Liability Co.
5.00%, 10/15/25 (d)	250,000	230,009
Altice SA
7.63%, 02/15/25 (d)	200,000	149,983
American Axle & Manufacturing Inc.
6.50%, 04/01/27 (b)	169,000	151,817
ARAMARK Services Inc.
4.75%, 06/01/26	152,000	143,028
5.00%, 02/01/28 (d)	39,000	36,493
Churchill Downs Inc.
4.75%, 01/15/28 (d)	136,000	123,048
Delta Merger Sub Inc.
6.00%, 09/15/26 (d)	63,000	59,533
Fiat Chrysler Automobiles NV
5.25%, 04/15/23	84,000	82,302
Gibson Brands Inc.
0.00%, 08/01/18 (a) (d) (e)	400,000	332,048
GLP Capital LP
5.38%, 04/15/26	126,000	124,691
Golden Nugget Inc.
6.75%, 10/15/24 (d)	150,000	141,349
8.75%, 10/01/25 (d)	100,000	95,988
Goodyear Tire & Rubber Co.
5.00%, 05/31/26	30,000	27,030
4.88%, 03/15/27	95,000	83,916
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	320,000	302,775
Hilton Worldwide Finance LLC
4.63%, 04/01/25	21,000	20,069
JC Penney Corp. Inc.
5.88%, 07/01/23 (d)	125,000	99,886
KB Home
7.63%, 05/15/23	201,000	203,973
KFC Holding Co.
4.75%, 06/01/27 (d)	196,000	182,471
L Brands Inc.
5.25%, 02/01/28	200,000	170,937
M/I Homes Inc.
6.75%, 01/15/21	267,000	265,485
Marriott International Inc.
6.50%, 09/15/26 (d)	55,000	53,036
Men's Wearhouse Inc.
7.00%, 07/01/22	105,000	105,818

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (d)	200,000	186,106
National Football League Reciprocal Trust
3.96%, 10/05/28 (f) (g)	200,000	202,042
Neiman Marcus Group Ltd. Inc.
9.50%, 10/15/21 (d) (h)	200,000	84,000
Nemak SAB de CV
4.75%, 01/23/25	200,000	186,689
PetSmart Inc.
8.88%, 06/01/25 (b) (d)	267,000	155,698
Sally Holdings LLC
5.63%, 12/01/25 (b)	150,000	138,425
Sands China Ltd.
5.40%, 08/08/28 (i)	311,000	300,239
Schaeffler Verwaltung Zwei GmbH
5.25%, 09/15/23 (d) (h)	213,000	193,734
Scientific Games International Inc.
5.00%, 10/15/25 (d)	346,000	310,043
Sotheby's
4.88%, 12/15/25 (d)	225,000	205,110
Stars Group Holdings BV
7.00%, 07/15/26 (d)	85,000	82,603
Station Casinos LLC
5.00%, 10/01/25 (d)	167,000	151,417
VOC Escrow Ltd.
5.00%, 02/15/28 (d)	125,000	115,969
Williams Scotsman International Inc.
6.88%, 08/15/23 (d)	60,000	57,416
Wyndham Destinations Inc.
4.15%, 04/01/24 (j)	100,000	95,881
		5,651,057
Consumer Staples 4.2%
BAT Capital Corp.
3.56%, 08/15/27	150,000	133,194
4.39%, 08/15/37	150,000	122,998
4.54%, 08/15/47	150,000	119,777
Coty Inc.
6.50%, 04/15/26 (b) (d)	125,000	108,045
JBS Investments GmbH
7.25%, 04/03/24 (d)	342,000	346,960
JBS Investments II GmbH
7.00%, 01/15/26	200,000	197,030
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (d)	250,000	199,106
Minerva Luxembourg SA
5.88%, 01/19/28 (d)	200,000	174,364
Pilgrim's Pride Corp.
5.88%, 09/30/27	105,000	95,729
Post Holdings Inc.
5.63%, 01/15/28	142,000	130,741
Sigma Holdco BV
7.88%, 05/15/26 (d)	300,000	259,608
Spectrum Brands Inc.
5.75%, 07/15/25	159,000	151,044
		2,038,596
Energy 12.9%
Alta Mesa Holdings LP
7.88%, 12/15/24 (b)	400,000	253,738
Ascent Resources Utica Holdings LLC
7.00%, 11/01/26 (d)	195,000	176,475
Bruin E&P Partners LLC
8.88%, 08/01/23 (d)	200,000	177,910
Callon Petroleum Co.
6.38%, 07/01/26	125,000	116,392
Chaparral Energy Inc.
8.75%, 07/15/23 (d)	140,000	100,150
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	235,000	234,189
5.13%, 06/30/27	440,000	414,808
Cheniere Energy Partners LP
5.25%, 10/01/25	233,000	217,027
5.63%, 10/01/26 (d)	84,000	79,027
Chesapeake Energy Corp.
8.00%, 01/15/25 (b)	182,000	161,023
	Shares/Par[1]	Value ($)
CNX Midstream Partners LP
6.50%, 03/15/26 (d)	73,000	69,080
Continental Resources Inc.
4.50%, 04/15/23	200,000	196,977
Denbury Resources Inc.
7.50%, 02/15/24 (d)	125,000	100,621
Diamondback Energy Inc.
4.75%, 11/01/24	75,000	72,397
5.38%, 05/31/25	100,000	97,568
Endeavor Energy Resources LP
5.75%, 01/30/28	19,000	19,381
Energy Transfer LP
4.25%, 03/15/23	147,000	141,715
5.50%, 06/01/27	172,000	168,019
Ensco Plc
5.20%, 03/15/25 (b)	167,000	111,427
Enterprise Products Operating LLC
4.80%, 02/01/49	127,000	123,096
EP Energy LLC
8.00%, 02/15/25	450,000	185,812
Everest Acquisition Finance Inc.
7.75%, 05/15/26	32,000	28,377
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (d)	167,000	139,025
5.63%, 02/01/26 (d)	125,000	93,346
Hess Infrastructure Partners LP
5.63%, 02/15/26 (d)	91,000	88,475
Nabors Industries Inc.
5.50%, 01/15/23 (b)	267,000	211,530
5.75%, 02/01/25	75,000	56,601
NGPL PipeCo LLC
4.88%, 08/15/27 (d)	100,000	95,104
Noble Holding International Ltd.
7.88%, 02/01/26 (d)	200,000	170,575
Parsley Energy LLC
5.25%, 08/15/25 (d)	150,000	136,170
PBF Logistics LP
6.88%, 05/15/23	200,000	196,216
Precision Drilling Corp.
7.13%, 01/15/26 (d)	167,000	145,217
Rowan Cos. Inc.
7.38%, 06/15/25	86,000	69,226
Shelf Drilling Holdings Ltd.
8.25%, 02/15/25 (d)	104,000	89,626
SM Energy Co.
5.00%, 01/15/24 (b)	50,000	43,722
Southwestern Energy Co.
7.50%, 04/01/26	100,000	94,548
7.75%, 10/01/27	100,000	95,269
SRC Energy Inc.
6.25%, 12/01/25	72,000	60,284
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (c)	175,000	161,745
Transocean Inc.
7.50%, 04/15/31 (b)	399,000	303,765
Transocean Proteus Ltd.
6.25%, 12/01/24	304,000	293,859
Trinidad Drilling Ltd.
6.63%, 02/15/25 (d)	50,000	50,385
USA Compression Partners LP
6.88%, 04/01/26 (d)	79,000	75,808
Weatherford International Ltd.
9.88%, 02/15/24 (b)	167,000	103,192
WildHorse Resource Development Corp.
6.88%, 02/01/25	213,000	201,122
		6,220,019
Financials 11.4%
Acrisure LLC
7.00%, 11/15/25 (d)	225,000	191,406
Ally Financial Inc.
4.63%, 05/19/22	167,000	164,408
5.75%, 11/20/25 (b)	167,000	166,124
Altice Financing SA
6.63%, 02/15/23 (d)	333,000	320,473

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (d)	267,000	246,707
Barclays Plc
4.97%, 05/16/29 (k) (l)	200,000	193,042
CIT Group Inc.
4.75%, 02/16/24	125,000	120,316
5.25%, 03/07/25	19,000	18,632
6.13%, 03/09/28	20,000	19,917
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (b) (c)	283,000	263,249
Dana Financing Luxembourg SARL
6.50%, 06/01/26 (d)	125,000	120,038
Dell EMC
5.88%, 06/15/21 (d)	142,000	142,134
7.13%, 06/15/24 (d)	224,000	227,957
GLP Capital LP
5.30%, 01/15/29	125,000	122,715
Goldman Sachs Group Inc.
4.22%, 05/01/29	125,000	120,695
Hexion US Finance Corp.
6.63%, 04/15/20	167,000	133,339
Icahn Enterprises LP
6.38%, 12/15/25	249,000	241,058
Intelsat Connect Finance SA
9.50%, 02/15/23 (d)	115,000	98,973
Jack Ohio Finance LLC
10.25%, 11/15/22 (d)	167,000	177,020
James Hardie International Finance DAC
5.00%, 01/15/28	78,000	67,317
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (c)	222,000	219,919
Level 3 Financing Inc.
5.38%, 01/15/24	167,000	159,181
5.25%, 03/15/26	267,000	247,867
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 (d)	150,000	147,372
Lloyds Banking Group Plc
7.50%, (callable at 100 beginning 09/27/25) (c)	200,000	192,520
Navient Corp.
6.75%, 06/15/26	82,000	68,067
Nordic Aviation Capital A/S
4.61%, 02/22/23 (f) (g)	100,000	95,761
4.84%, 02/22/25 (f) (g)	100,000	93,288
5.02%, 02/22/28 (f) (g)	100,000	89,756
Resideo Funding Inc.
6.13%, 11/01/26 (d)	44,000	43,451
SLM Corp.
5.50%, 01/25/23	265,000	232,324
Springleaf Finance Corp.
7.13%, 03/15/26	128,000	114,386
Toll Brothers Finance Corp.
4.88%, 03/15/27	202,000	183,820
Vertiv Intermediate Holding Corp.
13.00%, 02/15/22 (d) (h)	283,000	262,519
Ziggo Bond Finance BV
6.00%, 01/15/27 (d)	200,000	173,414
		5,479,165
Health Care 9.9%
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (d)	21,000	19,753
Centene Corp.
4.75%, 05/15/22	76,000	75,433
6.13%, 02/15/24	142,000	145,588
Centene Escrow I Corp.
5.38%, 06/01/26	156,000	152,357
Charles River Laboratories International Inc.
5.50%, 04/01/26 (d)	77,000	76,040
Community Health Systems Inc.
8.63%, 01/15/24 (d)	100,000	99,140
Crimson Merger Sub Inc.
6.63%, 05/15/22 (d)	333,000	297,552
Endo Finance LLC
5.38%, 01/15/23 (d)	250,000	187,909
	Shares/Par[1]	Value ($)
HCA Inc.
5.00%, 03/15/24	167,000	165,580
5.25%, 06/15/26	325,000	321,899
5.38%, 02/01/25 - 09/01/26	195,000	190,656
4.50%, 02/15/27	267,000	253,095
5.63%, 09/01/28	64,000	61,920
Hologic Inc.
4.38%, 10/15/25 (d)	104,000	97,079
Lifepoint Health Inc.
9.75%, 12/01/26 (d)	200,000	190,497
Mednax Inc.
6.25%, 01/15/27	182,000	175,630
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (d)	164,000	152,928
Mylan Inc.
4.55%, 04/15/28 (d)	78,000	72,861
5.20%, 04/15/48	125,000	101,991
Prestige Brands Inc.
6.38%, 03/01/24 (d)	19,000	18,362
Tenet Healthcare Corp.
4.50%, 04/01/21	160,000	156,618
8.13%, 04/01/22	204,000	204,284
6.75%, 06/15/23 (b)	296,000	277,876
Tennessee Merger Sub Inc.
6.38%, 02/01/25 (b) (d)	161,000	131,488
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23	84,000	76,712
5.88%, 05/15/23	65,000	59,961
6.13%, 04/15/25	584,000	507,598
8.50%, 01/31/27 (d)	37,000	35,849
Verscend Escrow Corp.
9.75%, 08/15/26 (d)	62,000	58,269
WellCare Health Plans Inc.
5.25%, 04/01/25	339,000	326,379
5.38%, 08/15/26	48,000	46,426
		4,737,730
Industrials 4.6%
ACCO Brands Corp.
5.25%, 12/15/24	120,000	107,593
Advanced Disposal Services Inc.
5.63%, 11/15/24 (d)	167,000	164,399
AECOM
5.13%, 03/15/27	75,000	64,201
Ashtead Capital Inc.
4.13%, 08/15/25 (d)	33,000	30,245
5.25%, 08/01/26	114,000	110,081
4.38%, 08/15/27 (d)	75,000	67,556
Bombardier Inc.
5.75%, 03/15/22 (d)	171,000	160,314
7.50%, 03/15/25	190,000	179,075
Hertz Corp.
5.50%, 10/15/24 (d)	200,000	146,530
Navistar International Corp.
6.63%, 11/01/25 (d)	184,000	177,854
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (d)	170,000	159,441
5.50%, 02/15/24 (b) (d)	30,000	29,003
Prime Security Services Borrower LLC
9.25%, 05/15/23 (d)	142,000	146,407
Sensata Technologies BV
5.00%, 10/01/25 (d)	125,000	117,886
Standard Industries Inc.
4.75%, 01/15/28	170,000	141,871
United Rentals North America Inc.
4.88%, 01/15/28	467,000	409,972
		2,212,428
Information Technology 2.3%
CDK Global Inc.
5.88%, 06/15/26	67,000	66,897
CommScope Technologies LLC
5.00%, 03/15/27 (d)	125,000	101,339
First Data Corp.
5.00%, 01/15/24 (d)	233,000	224,802

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
NXP BV
3.88%, 09/01/22 (d)	250,000	242,203
Radiate Holdco LLC
6.88%, 02/15/23 (d)	88,000	80,140
Refinitiv US Holdings Inc.
8.25%, 11/15/26 (d)	182,000	166,315
Sanmina Corp.
4.38%, 06/01/19 (d)	100,000	99,994
Western Digital Corp.
4.75%, 02/15/26	163,000	141,402
		1,123,092
Materials 7.5%
Anglo American Capital Plc
4.75%, 04/10/27	367,000	350,263
Berry Global Inc.
4.50%, 02/15/26 (d)	153,000	140,657
BWAY Holding Co.
5.50%, 04/15/24 (d)	167,000	157,235
7.25%, 04/15/25 (d)	233,000	209,726
Cemex SAB de CV
5.70%, 01/11/25 (d)	200,000	192,041
CF Industries Inc.
3.45%, 06/01/23	50,000	46,299
5.38%, 03/15/44	50,000	40,750
Crown Americas LLC
4.75%, 02/01/26 (d)	100,000	94,635
Eldorado Gold Corp.
6.13%, 12/15/20 (d)	100,000	91,282
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (d)	179,000	170,051
5.13%, 03/15/23 - 05/15/24 (d)	315,000	295,462
Freeport-McMoRan Inc.
3.10%, 03/15/20	267,000	260,995
4.55%, 11/14/24	244,000	226,286
5.40%, 11/14/34	267,000	211,654
FXI Holdings Inc.
7.88%, 11/01/24 (d)	188,000	161,684
NOVA Chemicals Corp.
4.88%, 06/01/24 (d)	28,000	25,428
5.25%, 06/01/27 (d)	96,000	84,925
Olin Corp.
5.13%, 09/15/27	200,000	184,866
5.00%, 02/01/30	39,000	34,104
Rain CII Carbon LLC
7.25%, 04/01/25 (d)	87,000	79,802
Reynolds Group Issuer Inc.
5.13%, 07/15/23 (d)	221,000	210,277
Silgan Holdings Inc.
4.75%, 03/15/25	220,000	206,166
Trinseo Materials Operating SCA
5.38%, 09/01/25 (d)	125,000	109,407
		3,583,995
Real Estate 1.8%
Communications Sales & Leasing Inc.
7.13%, 12/15/24 (d)	150,000	123,129
Equinix Inc.
5.38%, 05/15/27	280,000	277,047
ESH Hospitality Inc.
5.25%, 05/01/25 (d)	281,000	264,440
MGM Growth Properties Operating Partnership LP
4.50%, 09/01/26	148,000	134,201
PulteGroup Inc.
5.00%, 01/15/27	65,000	59,150
		857,967
Utilities 1.7%
AES Corp.
5.50%, 04/15/25	369,000	367,263
5.13%, 09/01/27	200,000	193,255
Calpine Corp.
5.75%, 01/15/25	300,000	273,947
		834,465
Total Corporate Bonds And Notes (cost $42,521,758)		39,681,569
	Shares/Par[1]	Value ($)
SENIOR LOAN INTERESTS 4.3%
Communication Services 0.2%
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (k)	98,747	91,403
Consumer Discretionary 1.5%
Bass Pro Group LLC
Term Loan B, 7.52%, (3M LIBOR + 5.00%), 11/15/23 (k)	444,375	424,156
Gibson Brands Inc.
Term Loan, 0.00%, (1M PRIME + 8.00%), 06/30/19 (f) (k) (m)	14,305	17,166
Term Loan, 11.32%, (1M LIBOR + 9.00%), 06/30/19 (f) (k)	42,667	51,200
DIP Term Loan, 11.34%, (1M LIBOR + 9.00%), 06/30/19 (f) (k)	87,028	104,434
Jo-Ann Stores Inc.
Term Loan, 7.48%, (3M LIBOR + 5.00%), 09/29/23 (k)	96,839	91,876
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (k)	55,719	53,724
		742,556
Consumer Staples 0.2%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 01/26/24 (k)	91,948	89,212
Energy 0.4%
Encino Acquisition Partners Holdings LLC
2nd Lien Term Loan, 9.09%, (3M LIBOR + 6.75%), 09/26/25 (f) (k)	170,000	159,800
Medallion Midland Acquisition LLC
1st Lien Term Loan, 5.59%, (3M LIBOR + 3.25%), 10/31/24 (k)	49,500	46,592
		206,392
Financials 0.2%
Acrisure LLC
Term Loan B, 6.77%, (3M LIBOR + 4.25%), 11/22/23 (k)	98,750	95,479
Health Care 1.4%
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (k)	246,875	220,953
2nd Lien Term Loan , 10.09%, (3M LIBOR + 7.75%), 08/09/25 (k)	100,000	82,000
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (k)	199,000	184,998
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 7.13%, (3M LIBOR + 4.50%), 11/09/25 (k)	200,000	189,250
		677,201
Information Technology 0.2%
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (k)	80,000	76,000
Materials 0.2%
Schenectady International Group Inc.
1st Lien Term Loan, 7.19%, (3M LIBOR + 4.75%), 08/21/25 (f) (k)	100,000	96,000
Total Senior Loan Interests (cost $2,150,520)		2,074,243
INVESTMENT COMPANIES 4.6%
Eaton Vance Senior Floating-Rate Trust	5,500	69,025
Invesco Senior Income Trust	17,500	68,425
Kayne Anderson MLP Investment Co.	5,000	68,800
PIMCO Floating Rate Strategy Fund	7,300	69,569
SPDR Barclays High Yield Bond ETF	58,000	1,948,220
Total Investment Companies (cost $2,356,653)		2,224,039
SHORT TERM INVESTMENTS 9.2%
Investment Companies 4.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.29% (n)	2,158,557	2,158,557

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Securities Lending Collateral 4.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (n)	2,280,948	2,280,948
Total Short Term Investments (cost $4,439,505)		4,439,505
Total Investments 103.4% (cost $53,431,962)		49,780,556
Other Derivative Instruments (0.0)%		(8,594)
Other Assets and Liabilities, Net (3.4)%		(1,651,313)
Total Net Assets 100.0%		48,120,649

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2018.

(c) Perpetual security. Next contractual call date presented, if applicable.

(d) The Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities were $16,757,829 and 34.8%, respectively.

(e) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.1% of the Fund’s net assets.

(f) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the PPM Funds' Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g) The Adviser has deemed this security to be illiquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited.

(h) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(i) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(j) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(k) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(l) Convertible security.

(m) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

PPM High Yield Core Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	(3)	March 2019	(418,999)	(1,406)	(19,001)
U.S. Treasury Note, 10-Year	(6)	March 2019	(716,627)	(2,344)	(15,466)
U.S. Treasury Note, 5-Year	(2)	March 2019	(225,983)	(500)	(3,392)
Ultra 10-Year U.S. Treasury Note	(8)	March 2019	(1,011,064)	(3,750)	(29,561)
Ultra Long Term U.S. Treasury Bond	(1)	March 2019	(152,413)	(594)	(8,244)
				(8,594)	(75,664)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
PPM Long Short Credit Fund
COMMON STOCKS 0.1%
Energy 0.1%
Chaparral Energy Inc. - Class A (a)	8,604	42,332
Total Common Stocks (cost $159,653)		42,332
INVESTMENT COMPANIES 2.5%
Kayne Anderson MLP Investment Co.	2,582	35,528
SPDR Barclays High Yield Bond ETF (b)	36,000	1,209,240
Total Investment Companies (cost $1,329,960)		1,244,768
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.5%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (c)	126,311	126,993
American Express Credit Account Master Trust
Series 2017-A-4, 1.64%, 05/15/19 (b)	400,000	398,072
Ascentium Equipment Receivables Trust
Series 2018-A2-1A, 2.92%, 12/10/20 (c)	57,000	56,958
Series 2017-A3-2A, 2.31%, 12/10/21 (c)	75,000	74,019
BCC Funding XIV LLC
Series 2018-A2-1A, 2.96%, 06/20/23 (c)	98,156	97,888
BMW Floorplan Master Owner Trust
Series 2018-A1-1, 3.15%, 05/17/21 (c)	121,000	120,715
BX Trust
Series 2018-A-IND, 3.21%, (1M USD LIBOR + 0.75%), 10/15/20 (b) (c) (d)	748,883	741,526
CCG Receivables Trust
Series 2018-A1-2, 2.47%, 08/14/19 (c)	290,783	290,528
Series 2018-A2-1, 2.50%, 02/14/21 (c)	94,392	93,817
Chrysler Capital Auto Receivables Trust
Series 2016-A3-BA, 1.64%, 07/15/21 (b) (c)	526,748	524,289
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (c)	35,908	35,701
Citibank Credit Card Issuance Trust
Series 2017-A9-A9, 1.80%, 09/20/19	300,000	297,615
Series 2017-A4-A4, 2.60%, (1M USD LIBOR + 0.22%), 04/07/20 (d)	500,000	500,320
Dell Equipment Finance Trust
Series 2018-A2A-1, 2.97%, 10/22/20 (c)	100,000	99,982
Engs Commercial Finance Trust
Series 2018-A1-1A, 2.97%, 02/22/21 (c)	61,240	61,131
Freddie Mac Multifamily Aggregation Risk Transfer
Series 2017-A-KT01, REMIC, 2.82%, (1M USD LIBOR + 0.32%), 02/25/20 (d)	257,000	256,446
GLS Auto Receivables Trust
Series 2018-A-3A, 3.35%, 08/15/22 (c)	76,464	76,483
GM Financial Consumer Automobile Receivables Trust
Series 2018-A1-4, 2.46%, 04/16/19	205,275	205,163
Series 2018-A1-3, 2.37%, 07/16/19 (b)	92,609	92,589
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/12/22 (c)	175,000	175,572
Prestige Auto Receivables Trust
Series 2018-A1-1A, 2.53%, 10/15/19 (c)	248,212	248,108
Santander Retail Auto Lease Trust
Series 2018-A2B-A, REMIC, 2.74%, (1M USD LIBOR + 0.27%), 01/20/20 (c) (d)	486,822	486,537
United Auto Credit Securitization Trust
Series 2018-A-2, 2.89%, 03/10/21 (c)	54,389	54,327
Verizon Owner Trust
Series 2016-A-1A, 1.42%, 01/20/21 (c)	221,799	220,907
Voya CLO Ltd.
Series 2013-A1R-2A, 3.46%, (3M USD LIBOR + 0.97%), 04/25/31 (c) (d)	250,000	243,156
Total Non-U.S. Government Agency Asset-Backed Securities (cost $5,594,462)		5,578,842
CORPORATE BONDS AND NOTES 66.7%
Communication Services 4.7%
AT&T Inc.
3.96%, (3M USD LIBOR + 1.18%), 06/12/24 (d)	250,000	242,498
5.25%, 03/01/37	80,000	78,583
CB Escrow Corp.
8.00%, 10/15/25 (c)	125,000	103,729
CCO Holdings LLC
5.13%, 05/01/27 (c)	130,000	121,008
	Shares/Par[1]	Value ($)
Charter Communications Operating LLC
4.91%, 07/23/25	171,000	169,943
6.83%, 10/23/55	40,000	40,855
Comcast Corp.
4.15%, 10/15/28	108,000	109,734
4.60%, 10/15/38	143,000	144,554
4.95%, 10/15/58	85,000	86,895
DISH DBS Corp.
7.75%, 07/01/26	133,000	110,030
Hughes Satellite Systems Corp.
5.25%, 08/01/26	83,000	76,153
iHeartCommunications Inc.
0.00%, 03/01/21 (a) (e)	250,000	167,300
Intelsat Jackson Holdings SA
8.50%, 10/15/24 (c)	63,000	60,795
9.75%, 07/15/25 (c)	64,000	64,490
Netflix Inc.
6.38%, 05/15/29 (c)	201,000	199,459
Numericable - SFR SA
7.38%, 05/01/26 (c)	200,000	183,440
Radiate Holdco LLC
6.63%, 02/15/25 (c)	33,000	28,453
Sprint Corp.
7.13%, 06/15/24	58,000	57,387
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (c)	137,500	135,609
Telesat Canada
8.88%, 11/15/24 (c)	77,000	80,117
		2,261,032
Consumer Discretionary 3.7%
American Axle & Manufacturing Inc.
6.50%, 04/01/27	135,000	121,274
Delta Merger Sub Inc.
6.00%, 09/15/26 (c)	42,000	39,689
Dollar Tree Inc.
3.15%, (3M USD LIBOR + 0.70%), 04/17/20 (d)	400,000	397,554
Fiat Chrysler Automobiles NV
5.25%, 04/15/23	84,000	82,302
General Motors Co.
5.20%, 04/01/45	66,000	54,773
Golden Nugget Inc.
6.75%, 10/15/24 (c)	72,000	67,847
Hilton Worldwide Finance LLC
4.63%, 04/01/25 (b)	8,000	7,645
Home Depot Inc.
3.90%, 12/06/28	52,000	53,295
KB Home
7.63%, 05/15/23	127,000	128,879
Mattamy Group Corp.
6.50%, 10/01/25 (c)	16,000	14,543
Nemak SAB de CV
4.75%, 01/23/25 (c)	200,000	186,689
Sands China Ltd.
5.40%, 08/08/28 (c) (f)	311,000	300,239
Schaeffler Verwaltung Zwei GmbH
4.88%, 09/15/21 (c) (g)	200,000	190,451
Target Corp.
3.90%, 11/15/47	63,000	58,014
VOC Escrow Ltd.
5.00%, 02/15/28 (c)	125,000	115,969
		1,819,163
Consumer Staples 5.9%
Anheuser-Busch InBev Worldwide Inc.
4.90%, 02/01/46 (c)	200,000	185,137
BAT Capital Corp.
3.20%, (3M USD LIBOR + 0.59%), 08/14/20 (d)	416,000	411,704
3.56%, 08/15/27	76,000	67,485
4.39%, 08/15/37	218,000	178,758
Conagra Brands Inc.
3.22%, (3M USD LIBOR + 0.75%), 10/22/20 (d)	500,000	500,960
General Mills Inc.
4.20%, 04/17/28	21,000	20,523
High Ridge Brands Co.
8.88%, 03/15/25 (h) (i)	30,000	13,149

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
JBS Investments GmbH
7.25%, 04/03/24 (c)	75,000	76,088
JBS Investments II GmbH
7.00%, 01/15/26 (c)	200,000	197,030
JBS USA Lux SA
6.75%, 02/15/28 (c)	100,000	97,685
Kraft Heinz Foods Co.
3.19%, (3M USD LIBOR + 0.57%), 02/10/21 (d)	333,000	331,638
3.95%, 07/15/25	79,000	77,123
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (c)	125,000	99,553
Pilgrim's Pride Corp.
5.88%, 09/30/27 (c)	47,000	42,850
Post Holdings Inc.
5.63%, 01/15/28 (c)	82,000	75,498
Reynolds American Inc.
4.45%, 06/12/25	287,000	277,220
Sigma Holdco BV
7.88%, 05/15/26 (c)	200,000	173,072
Tyson Foods Inc.
5.10%, 09/28/48	57,000	54,683
		2,880,156
Energy 7.9%
Alta Mesa Holdings LP
7.88%, 12/15/24	178,000	112,914
Andeavor Logistics LP
3.50%, 12/01/22	46,000	44,528
4.25%, 12/01/27	40,000	37,732
5.20%, 12/01/47	44,000	39,632
Callon Petroleum Co.
6.38%, 07/01/26	125,000	116,392
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	69,000	68,762
5.13%, 06/30/27	207,000	195,148
CITGO Holding Inc.
10.75%, 02/15/20 (c)	62,000	63,214
Columbia Pipeline Group Inc.
5.80%, 06/01/45	91,000	95,883
Continental Resources Inc.
4.38%, 01/15/28	121,000	114,324
Denbury Resources Inc.
9.25%, 03/31/22 (b) (c)	14,000	12,941
7.50%, 02/15/24 (c)	80,000	64,398
Diamondback Energy Inc.
4.75%, 11/01/24 (c)	187,000	180,510
Endeavor Energy Resources LP
5.50%, 01/30/26 (b) (c)	19,000	19,286
5.75%, 01/30/28 (c)	19,000	19,381
Energy Transfer LP
4.25%, 03/15/23	192,000	185,097
5.50%, 06/01/27	29,000	28,329
5.80%, 06/15/38	95,000	91,895
Enterprise Products Operating LLC
4.15%, 10/16/28	95,000	94,725
4.80%, 02/01/49	84,000	81,418
EP Energy LLC
8.00%, 11/29/24 (c)	108,000	78,723
8.00%, 02/15/25 (c)	219,000	90,429
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (c)	75,000	62,436
Marathon Petroleum Corp.
3.80%, 04/01/28 (c)	30,000	28,247
4.50%, 04/01/48 (c)	35,000	29,386
MPLX LP
4.00%, 03/15/28	137,000	128,803
5.50%, 02/15/49	42,000	40,713
Nabors Industries Inc.
5.75%, 02/01/25	124,000	93,581
NGPL PipeCo LLC
4.88%, 08/15/27 (c)	23,000	21,874
Parsley Energy LLC
5.38%, 01/15/25 (c)	166,000	153,611
PDC Energy Inc.
5.75%, 05/15/26	63,000	55,837
	Shares/Par[1]	Value ($)
Petroleos Mexicanos
6.50%, 01/23/29	85,000	79,263
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	88,000	91,370
4.20%, 03/15/28	154,000	146,901
SM Energy Co.
6.75%, 09/15/26	50,000	44,698
Southwestern Energy Co.
7.75%, 10/01/27 (b)	500,000	476,346
Summit Midstream Holdings LLC
5.75%, 04/15/25	74,000	66,973
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (j)	249,000	230,140
Transocean Pontus Ltd.
6.13%, 08/01/25 (c)	20,000	19,272
Transocean Proteus Ltd.
6.25%, 12/01/24 (c)	218,400	211,114
Trinidad Drilling Ltd.
6.63%, 02/15/25 (c)	20,000	20,154
		3,836,380
Financials 19.1%
Acrisure LLC
7.00%, 11/15/25 (c)	128,000	108,889
AerCap Ireland Capital Ltd.
3.65%, 07/21/27	172,000	149,047
American Express Credit Corp.
2.91%, (3M USD LIBOR + 0.33%), 05/03/19 (d)	499,000	498,953
Athene Global Funding
3.63%, (3M USD LIBOR + 1.23%), 07/01/22 (c) (d)	333,000	334,321
Athene Holding Ltd.
4.13%, 01/12/28	111,000	100,575
Bank of America Corp.
3.13%, (3M USD LIBOR + 0.66%), 07/21/21 (d)	100,000	99,531
3.49%, (3M USD LIBOR + 1.00%), 04/24/23 (d)	166,000	164,075
3.55%, 03/05/24	78,000	77,011
4.00%, 01/22/25	209,000	203,952
4.25%, 10/22/26	105,000	102,263
Barclays Plc
4.97%, 05/16/29 (d) (k)	200,000	193,042
Bayer US Finance II LLC
4.25%, 12/15/25 (c)	78,000	76,156
4.38%, 12/15/28 (c)	75,000	71,791
BMW US Capital LLC
2.79%, (3M USD LIBOR + 0.38%), 04/06/20 (c) (d)	333,000	331,461
Capital One Financial Corp.
3.38%, (3M USD LIBOR + 0.76%), 05/12/20 (d)	333,000	332,396
3.75%, 03/09/27	124,000	115,436
3.80%, 01/31/28	147,000	135,677
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (j)	112,000	104,184
3.45%, (3M USD LIBOR + 0.96%), 04/25/22 (b) (d)	249,000	245,724
4.45%, 09/29/27	253,000	243,918
3.89%, 01/10/28 (d)	111,000	106,785
4.13%, 07/25/28	10,000	9,380
Credit Suisse AG
6.50%, 08/08/23 (c)	225,000	234,903
Credit Suisse Group AG
7.50%, (callable at 100 beginning 07/17/23) (b) (c) (j)	200,000	195,908
Dell EMC
8.35%, 07/15/46 (c)	135,000	146,237
Eagle Holding Co. II LLC
8.38%, 05/15/22 (c) (g)	47,000	45,095
Glencore Funding LLC
3.00%, 10/27/22 (c)	61,000	58,529
GLP Capital LP
5.30%, 01/15/29	125,000	122,715
Goldman Sachs Group Inc.
3.55%, (3M USD LIBOR + 0.73%), 12/27/20 (b) (d)	382,000	380,414
3.00%, 04/26/22	22,000	21,349
2.91%, 07/24/23	20,000	19,051

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
4.00%, 03/03/24	43,000	42,361
4.22%, 05/01/29	108,000	104,281
Hexion US Finance Corp.
6.63%, 04/15/20	83,000	66,270
HSBC Holdings Plc
3.64%, (3M USD LIBOR + 1.00%), 05/18/24 (d)	200,000	194,754
Icahn Enterprises LP
6.38%, 12/15/25	110,000	106,491
Intesa Sanpaolo SpA
3.88%, 01/12/28 (c)	115,000	97,709
James Hardie International Finance DAC
5.00%, 01/15/28 (c)	52,000	44,878
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (j)	200,000	198,125
4.02%, 12/05/24	202,000	203,510
3.78%, 02/01/28 (d)	51,000	49,425
4.20%, 07/23/29	46,000	45,883
4.45%, 12/05/29	82,000	83,309
JPMorgan Chase Bank NA
2.97%, (3M USD LIBOR + 0.23%), 09/01/20 (b) (d)	500,000	499,782
3.51%, 01/23/29	60,000	56,819
Lincoln National Corp.
3.80%, 03/01/28	21,000	20,304
4.35%, 03/01/48	35,000	32,348
Lloyds Banking Group Plc
7.50%, (callable at 100 beginning 09/27/25) (j)	200,000	192,520
Macquarie Group Ltd.
5.03%, 01/15/30 (c)	125,000	123,663
Morgan Stanley
3.40%, (3M USD LIBOR + 0.93%), 07/22/22 (d)	125,000	123,245
4.10%, 05/22/23	349,000	350,235
3.81%, (3M USD LIBOR + 1.22%), 05/08/24 (d)	166,000	163,523
4.35%, 09/08/26	89,000	86,554
3.63%, 01/20/27	67,000	63,712
New York Life Global Funding
2.56%, (3M USD LIBOR + 0.16%), 10/01/20 (c) (d)	500,000	500,114
Resideo Funding Inc.
6.13%, 11/01/26 (c)	44,000	43,451
Santander UK Group Holdings Plc
4.80%, 11/15/24	242,000	240,025
Volkswagen Group of America Finance LLC
4.63%, 11/13/25 (c)	250,000	247,843
Wells Fargo & Co.
5.88%, (callable at 100 beginning 06/15/25) (j)	136,000	134,300
Ziggo Secured Finance BV
5.50%, 01/15/27 (c)	130,000	117,000
		9,261,202
Health Care 6.0%
Abbott Laboratories
4.75%, 11/30/36	42,000	43,801
Becton Dickinson & Co.
3.68%, (3M USD LIBOR + 0.88%), 12/29/20 (b) (d)	400,000	396,622
3.36%, 06/06/24	166,000	159,208
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (c)	21,000	19,753
Centene Corp.
4.75%, 05/15/22	52,000	51,612
6.13%, 02/15/24 (b)	6,000	6,152
Centene Escrow I Corp.
5.38%, 06/01/26 (c)	156,000	152,357
Community Health Systems Inc.
8.63%, 01/15/24 (c)	50,000	49,570
CVS Health Corp.
4.30%, 03/25/28	140,000	137,056
4.78%, 03/25/38	62,000	59,729
5.05%, 03/25/48	179,000	174,833
Express Scripts Holding Co.
3.40%, 03/01/27	50,000	46,397
Halfmoon Parent Inc.
4.38%, 10/15/28 (b) (c)	100,000	100,658
4.90%, 12/15/48 (b) (c)	111,000	108,656
	Shares/Par[1]	Value ($)
HCA Inc.
4.25%, 10/15/19	400,000	399,550
Lifepoint Health Inc.
9.75%, 12/01/26 (c)	200,000	190,497
Mednax Inc.
6.25%, 01/15/27 (c)	83,000	80,095
Prestige Brands Inc.
6.38%, 03/01/24 (b) (c)	13,000	12,563
Tenet Healthcare Corp.
8.13%, 04/01/22	21,000	21,029
6.75%, 06/15/23 (b)	30,000	28,163
4.63%, 07/15/24	51,000	47,506
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (c)	6,000	6,033
5.50%, 03/01/23 - 11/01/25 (c)	110,000	102,347
5.88%, 05/15/23 (c)	17,000	15,682
7.00%, 03/15/24 (c)	19,000	19,245
6.13%, 04/15/25 (c)	65,000	56,496
8.50%, 01/31/27 (c)	17,000	16,471
Watson Pharmaceuticals Inc.
3.25%, 10/01/22	333,000	324,606
WellCare Health Plans Inc.
5.25%, 04/01/25	61,000	58,729
5.38%, 08/15/26 (c)	46,000	44,492
		2,929,908
Industrials 6.3%
AECOM
5.13%, 03/15/27 (b)	605,000	517,887
Aircastle Ltd.
4.40%, 09/25/23	41,000	40,181
4.13%, 05/01/24	46,000	43,126
Ashtead Capital Inc.
5.25%, 08/01/26 (c)	124,000	119,738
Aviation Capital Group LLC
4.38%, 01/30/24 (c)	104,000	103,401
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (b) (c)	250,000	240,111
Bombardier Inc.
5.75%, 03/15/22 (c)	34,000	31,875
7.50%, 03/15/25 (c)	84,000	79,170
BWX Technologies Inc.
5.38%, 07/15/26 (c)	165,000	159,786
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (b) (h) (j)	625,000	481,250
General Motors Co.
5.95%, 04/01/49	40,000	36,409
International Lease Finance Corp.
6.25%, 05/15/19	100,000	100,873
Johnson Controls International Plc
5.13%, 09/14/45 (b)	41,000	40,757
Mexico City Airport Trust
5.50%, 07/31/47 (h) (i)	40,000	35,261
Standard Industries Inc.
4.75%, 01/15/28 (c)	112,000	93,468
Tempo Acquisition LLC
6.75%, 06/01/25 (c)	56,000	52,746
Union Pacific Corp.
3.60%, 09/15/37	78,000	69,773
4.38%, 09/10/38	50,000	49,267
United Rentals North America Inc.
6.50%, 12/15/26	39,000	38,415
United Technologies Corp.
1.90%, 05/04/20	333,000	326,730
Westinghouse Air Brake Technologies Corp.
3.84%, (3M USD LIBOR + 1.05%), 09/15/21 (d)	375,000	374,444
		3,034,668
Information Technology 1.8%
Broadcom Corp.
3.88%, 01/15/27	100,000	89,752
Intel Corp.
2.70%, (3M USD LIBOR + 0.08%), 05/11/20 (d)	250,000	249,007
Microsoft Corp.
3.45%, 08/08/36	133,000	125,922

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
3.95%, 08/08/56	50,000	48,946
NXP BV
4.13%, 06/01/21 (c)	200,000	197,987
5.35%, 03/01/26 (c)	67,000	67,730
Oracle Corp.
4.00%, 11/15/47	33,000	30,722
Radiate Holdco LLC
6.88%, 02/15/23 (c)	85,000	77,408
		887,474
Materials 6.9%
Anglo American Capital Plc
4.88%, 05/14/25 (c)	121,000	118,905
4.75%, 04/10/27 (c)	200,000	190,879
4.50%, 03/15/28 (c)	200,000	186,475
Berry Global Inc.
4.50%, 02/15/26 (c)	153,000	140,657
BWAY Holding Co.
7.25%, 04/15/25 (c)	183,000	164,720
CF Industries Inc.
3.40%, 12/01/21 (c)	116,000	113,269
4.50%, 12/01/26 (c)	188,000	184,224
Corning Inc.
5.85%, 11/15/68	148,000	149,806
EI du Pont de Nemours & Co.
3.07%, (3M USD LIBOR + 0.53%), 05/01/20 (d)	352,000	352,342
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (c)	105,000	99,751
Freeport-McMoRan Inc.
4.55%, 11/14/24 (b)	291,000	269,873
5.40%, 11/14/34	90,000	71,344
FXI Holdings Inc.
7.88%, 11/01/24 (c)	153,000	131,583
Hexion Inc.
10.38%, 02/01/22 (c)	57,000	45,052
Martin Marietta Materials Inc.
3.33%, (3M USD LIBOR + 0.65%), 05/22/20 (d)	333,000	330,549
Rain CII Carbon LLC
7.25%, 04/01/25 (c)	100,000	91,727
Reynolds Group Issuer Inc.
5.94%, (3M USD LIBOR + 3.50%), 07/15/21 (c) (d)	161,000	160,438
Sherwin-Williams Co.
2.25%, 05/15/20	333,000	327,865
Syngenta Finance NV
5.68%, 04/24/48 (c)	200,000	164,120
Trinseo Materials Operating SCA
5.38%, 09/01/25 (c)	71,000	62,143
		3,355,722
Real Estate 0.5%
Boston Properties LP
4.50%, 12/01/28	173,000	176,991
Communications Sales & Leasing Inc.
7.13%, 12/15/24 (c)	95,000	77,982
		254,973
Utilities 3.9%
AES Corp.
4.00%, 03/15/21	215,000	211,390
Ameren Illinois Co.
4.50%, 03/15/49	104,000	109,675
Avangrid Inc.
3.15%, 12/01/24	159,000	153,486
Basin Electric Power Cooperative
4.75%, 04/26/47 (c)	100,000	103,166
Commonwealth Edison Co.
3.75%, 08/15/47	32,000	29,667
Electricite de France SA
4.50%, 09/21/28 (c)	200,000	193,769
Exelon Corp.
3.50%, 06/01/22 (l)	83,000	81,108
5.10%, 06/15/45	112,000	115,945
FirstEnergy Corp.
3.90%, 07/15/27	207,000	200,557
4.85%, 07/15/47 (f)	37,000	37,034
	Shares/Par[1]	Value ($)
Indiana Michigan Power Co.
4.25%, 08/15/48	69,000	68,143
Sempra Energy
2.94%, (3M USD LIBOR + 0.50%), 01/15/21 (d)	333,000	327,468
Southern California Edison Co.
4.13%, 03/01/48	46,000	43,881
Southern Co.
2.95%, 07/01/23	135,000	130,457
Wisconsin Energy Corp.
3.55%, 06/15/25	85,000	84,168
		1,889,914
Total Corporate Bonds And Notes (cost $33,711,760)		32,410,592
SENIOR LOAN INTERESTS 19.8%
Communication Services 2.0%
CBS Radio Inc.
Term Loan B, 5.26%, (3M LIBOR + 2.75%), 11/18/24 (d)	73,206	68,814
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (d)	248,744	231,580
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (d)	248,737	230,239
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (d)	149,241	141,655
Virgin Media Bristol LLC
Term Loan K, 4.96%, (3M LIBOR + 2.50%), 02/10/26 (d)	150,000	141,732
Windstream Services LLC
Term Loan B-6, 6.46%, (3M LIBOR + 4.00%), 03/29/21 (d)	149,237	132,553
		946,573
Consumer Discretionary 7.3%
1011778 B.C. Unltd. Liability Co.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/15/24 (d)	224,334	213,303
American Axle & Manufacturing Inc.
Term Loan B, 4.74%, (3M LIBOR + 2.25%), 03/10/24 (d)	86,077	81,236
Term Loan B, 4.76%, (3M LIBOR + 2.25%), 03/10/24 (d)	126,740	119,611
ARAMARK Services Inc.
Term Loan B-2, 4.09%, (3M LIBOR + 1.75%), 03/28/24 (d)	132,531	128,183
Term Loan, 4.09%, (3M LIBOR + 1.75%), 03/01/25 (d)	187,000	181,235
Caesars Entertainment Operating Co.
Term Loan, 4.34%, (3M LIBOR + 2.00%), 04/03/24 (d)	223,869	212,116
Caesars Resort Collection LLC
1st Lien Term Loan B, 5.09%, (3M LIBOR + 2.75%), 12/23/24 (d)	248,744	238,438
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (d)	198,995	190,315
CityCenter Holdings LLC
Term Loan B, 4.59%, (1M LIBOR + 2.25%), 04/14/24 (d)	198,990	187,974
CSC Holdings LLC
1st Lien Term Loan, 4.71%, (3M LIBOR + 2.25%), 07/15/25 (d)	159,595	151,057
Eldorado Resorts LLC
Term Loan B, 4.75%, (1M LIBOR + 2.25%), 03/15/24 (d)	85,000	81,105
Four Seasons Hotels Ltd.
1st Lien Term Loan, 4.34%, (3M LIBOR + 2.00%), 11/30/23 (d)	124,365	119,058
Golden Nugget Inc.
Incremental Term Loan B, 5.09%, (3M LIBOR + 2.75%), 09/07/23 (d)	1,390	1,334
Incremental Term Loan B, 5.19%, (3M LIBOR + 2.75%), 09/07/23 (d)	84,437	81,060
Incremental Term Loan B, 5.28%, (3M LIBOR + 2.75%), 10/04/23 (d)	105,585	101,361

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Marriott Ownership Resorts Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 08/29/25 (d)	348,000	339,300
Mohegan Tribal Gaming Authority
Term Loan B, 6.34%, (3M LIBOR + 4.00%), 10/30/23 (d)	198,958	176,675
Numericable Group SA
Term Loan B-11, 5.09%, (3M LIBOR + 2.75%), 07/31/25 (d)	298,485	272,517
Seminole Hard Rock Entertainment Inc.
Term Loan B, 5.15%, (3M LIBOR + 2.75%), 05/15/20 (d)	199,474	196,148
SIWF Holdings Inc.
1st Lien Term Loan, 6.72%, (3M LIBOR + 4.25%), 05/25/25 (d)	64,675	62,695
Staples Inc.
Term Loan B, 6.54%, (3M LIBOR + 4.00%), 08/15/24 (d)	124,372	118,983
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (d)	84,567	82,200
Univision Communications Inc.
Term Loan C-5, 5.09%, (3M LIBOR + 2.75%), 03/15/24 (d)	228,788	206,577
		3,542,481
Consumer Staples 1.4%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.00%), 01/26/24 (d)	116,776	113,302
Diamond (BC) BV
Term Loan, 5.53%, (1M LIBOR + 3.00%), 07/24/24 (d)	169,146	155,614
Dole Food Co. Inc.
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 03/22/24 (d)	48,584	47,064
Term Loan B, 5.14%, (1M LIBOR + 2.75%), 03/22/24 (d)	1,139	1,103
Term Loan B, 5.18%, (1M LIBOR + 2.75%), 03/22/24 (d)	24,292	23,532
Term Loan B, 7.25%, (1M PRIME + 1.75%), 03/22/24 (d)	25	25
JBS USA LLC
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 10/30/22 (d)	48,777	46,826
Term Loan B, 5.30%, (3M LIBOR + 2.50%), 06/30/24 (d)	284,527	273,146
		660,612
Energy 1.8%
California Resources Corp.
1st Lien Term Loan, 7.26%, (3M LIBOR + 4.75%), 11/08/22 (d)	125,000	120,834
Encino Acquisition Partners Holdings LLC
2nd Lien Term Loan, 9.09%, (3M LIBOR + 6.75%), 09/26/25 (d) (m)	140,000	131,600
Equitrans Midstream Corp.
Term Loan B, 0.00%, (3M LIBOR + 4.50%), 12/13/23 (d) (n)	75,000	73,187
Foresight Energy LLC
1st Lien Term Loan, 8.28%, (1M LIBOR + 5.75%), 03/16/22 (d)	140,000	136,791
TEX Operations Co. LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/04/23 (d)	283,553	272,761
Traverse Midstream Partners LLC
Term Loan, 6.60%, (3M LIBOR + 4.00%), 09/22/24 (d)	100,000	95,750
Ultra Resources Inc.
1st Lien Term Loan, 6.47%, (3M LIBOR + 4.00%), 04/14/24 (d)	75,000	66,656
		897,579
Financials 0.5%
Level 3 Financing Inc.
Term Loan B, 4.75%, (3M LIBOR + 2.25%), 02/16/24 (d)	250,000	236,875
	Shares/Par[1]	Value ($)
Health Care 2.4%
Air Methods Corp.
Term Loan B, 5.89%, (3M LIBOR + 3.50%), 04/12/24 (d)	90,000	70,843
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (d)	89,547	80,144
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (d)	160,822	152,178
Endo Luxembourg Finance Co. I SARL
Term Loan B, 6.63%, (3M LIBOR + 4.25%), 04/12/24 (d)	134,318	126,931
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (d)	298,000	277,033
PharMerica Corp.
1st Lien Term Loan, 5.96%, (3M LIBOR + 3.50%), 09/25/24 (d)	129,348	123,097
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 7.13%, (3M LIBOR + 4.50%), 11/09/25 (d)	250,000	236,562
Surgery Center Holdings Inc.
Term Loan B, 5.60%, (3M LIBOR + 3.25%), 06/18/24 (d)	99,496	94,460
		1,161,248
Industrials 0.6%
Gardner Denver Inc.
Term Loan B, 5.09%, (1M LIBOR + 2.75%), 07/30/24 (d)	97,215	93,660
Tempo Acquisition LLC
Term Loan, 5.34%, (3M LIBOR + 3.00%), 04/20/24 (d)	228,838	218,541
		312,201
Information Technology 1.5%
Ancestry.com Operations Inc.
1st Lien Term Loan, 5.60%, (1M LIBOR + 3.25%), 10/19/23 (d)	213,900	204,007
First Data Corp.
Term Loan, 4.50%, (1M LIBOR + 2.00%), 07/08/22 (d)	179,960	172,537
Radiate Holdco LLC
1st Lien Term Loan, 5.52%, (3M LIBOR + 3.00%), 12/09/23 (d)	154,215	145,130
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (d)	66,000	62,700
SS&C Technologies Holdings Europe SARL
Term Loan B-4, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (d)	44,644	42,029
SS&C Technologies Inc.
Term Loan B-3, 4.59%, (3M LIBOR + 2.25%), 02/27/25 (d)	117,698	110,804
		737,207
Materials 1.5%
Berry Global Inc.
Term Loan S, 4.14%, (3M LIBOR + 1.75%), 02/02/20 (d)	196,875	193,164
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (d)	198,990	186,718
Klockner-Pentaplast of America Inc.
Term Loan B-2, 6.77%, (3M LIBOR + 4.25%), 06/30/22 (d)	149,244	120,888
MacDermid Inc.
Term Loan B-7, 4.84%, (3M LIBOR + 2.50%), 06/07/20 (d)	100,000	99,469
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (d) (n)	121,000	114,547
		714,786
Real Estate 0.3%
MGM Growth Properies Operating Partnership LP
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 04/20/23 (d)	149,233	142,571

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Utilities 0.5%
Calpine Corp.
Term Loan B-5, 4.89%, (3M LIBOR + 2.50%), 05/23/22 (d)	198,969	188,678
Vistra Operations Co. LLC
Term Loan B-2, 4.59%, (3M LIBOR + 2.25%), 12/14/23 (d)	74,619	71,573
		260,251
Total Senior Loan Interests (cost $10,122,794)		9,612,384
GOVERNMENT AND AGENCY OBLIGATIONS 0.6%
Sovereign 0.4%
Mexico Government International Bond
3.75%, 01/11/28	220,000	206,533
U.S. Treasury Securities 0.2%
U.S. Treasury Note
2.88%, 07/31/25	79,000	80,383
Total Government And Agency Obligations (cost $287,070)		286,916
SHORT TERM INVESTMENTS 3.6%
Investment Companies 3.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.29% (o)	1,751,526	1,751,526
Total Short Term Investments (cost $1,751,526)		1,751,526
Total Investments 104.8% (cost $52,957,225)		50,927,360
Total Securities Sold Short (5.8)% (proceeds $2,888,826)		(2,823,924)
Other Derivative Instruments 0.1%		58,409
Other Assets and Liabilities, Net 0.9%		412,410
Total Net Assets 100.0%		48,574,255

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) The Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities were $14,948,196 and 30.8%, respectively.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(h) The Adviser has deemed this security to be illiquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited.

(i) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(j) Perpetual security. Next contractual call date presented, if applicable.

(k) Convertible security.

(l) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

(m) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the PPM Funds' Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(n) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (5.8%)
CORPORATE BONDS AND NOTES (5.8%)
Consumer Discretionary (1.0%)
Harley-Davidson Inc.
3.50%, 07/28/25	(500,000)	(477,444)
Energy (0.8%)
Southwestern Energy Co.
6.20%, 01/23/25 (a)	(432,000)	(390,126)
Industrials (1.5%)
AECOM
5.88%, 10/15/24	(750,000)	(744,056)
	Shares/Par[1]	Value ($)
Information Technology (0.6%)
Intel Corp.
4.10%, 05/11/47	(275,000)	(271,720)
Materials (0.9%)
International Paper Co.
3.00%, 02/15/27	(500,000)	(457,107)
Real Estate (1.0%)
Simon Property Group LP
3.30%, 01/15/26	(500,000)	(483,471)
Total Corporate Bonds And Notes (proceeds $2,888,826)		(2,823,924)
Total Securities Sold Short (5.8%) (proceeds $2,888,826)		(2,823,924)

(a) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2018.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
High Ridge Brands Co., 8.88%, 03/15/25	07/16/18	14,336	13,149	—
Mexico City Airport Trust, 5.50%, 07/31/47	07/16/18	36,362	35,261	0.1
		50,698	48,410	0.1

PPM Long Short Credit Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	(14)	March 2019	(1,955,329)	(6,562)	(88,671)
U.S. Treasury Note, 10-Year	(66)	March 2019	(7,883,118)	(25,781)	(169,913)
U.S. Treasury Note, 2-Year	(22)	March 2019	(4,642,339)	(3,094)	(28,536)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

PPM Long Short Credit Fund — Futures Contracts (continued)
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 5-Year	(57)	March 2019	(6,438,176)	(14,250)	(99,012)
Ultra 10-Year U.S. Treasury Note	(9)	March 2019	(1,147,670)	(4,219)	(23,033)
Ultra Long Term U.S. Treasury Bond	(4)	March 2019	(613,206)	(2,375)	(29,419)
				(56,281)	(438,584)

PPM Long Short Credit Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.IG.31 (Q)	1.00	12/20/23	3,750,000	(20,816)	(694)	35,746

Credit default swap agreements - sell protection[4]
CDX.NA.HY.31 (Q)	5.00	12/20/23	(500,000)	9,966	365	(17,033)

PPM Long Short Credit Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
L Brands Inc. (Q)	JPM	N/A	1.00	12/20/23	1,000,000	103,772	99,924	3,848
Viacom Inc. (Q)	CGM	N/A	1.00	12/20/23	600,000	11,247	562	10,685
					1,600,000	115,019	100,486	14,533

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
PPM Strategic Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 6.8%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (a)	211,570	212,713
Series 2013-A-2, 4.95%, 01/15/23	33,320	33,873
Series 2016-AA-2, 3.20%, 06/15/28	162,810	151,918
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (a)	338,000	331,242
Ascentium Equipment Receivables Trust
Series 2017-A2-2A, 2.00%, 05/11/20 (a)	65,925	65,624
Series 2018-A2-1A, 2.92%, 12/10/20 (a)	73,000	72,946
Series 2017-A3-2A, 2.31%, 12/10/21 (a)	113,000	111,522
Series 2016-A3-1A, REMIC, 1.92%, 12/10/19 (a)	7,163	7,161
CCG Receivables Trust
Series 2018-A2-1, 2.50%, 02/14/21 (a)	254,857	253,306
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (a)	92,725	92,189
Continental Airlines Inc. Pass-Through Trust
Series 2012-A-2, 4.00%, 10/29/24	104,034	102,380
CSMC Trust
Series 2017-A3-HL2, 3.50%, 10/25/47 (a) (b)	124,260	121,630
Dell Equipment Finance Trust
Series 2016-B-1, 2.03%, 01/22/19 (a)	28,833	28,826
Series 2018-A2A-1, 2.97%, 10/22/20 (a)	107,000	106,981
Series 2017-A3-2, 2.19%, 10/24/22 (a)	155,000	153,962
Engs Commercial Finance Trust
Series 2018-A1-1A, 2.97%, 02/22/21 (a)	61,240	61,131
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 08/15/22 (a)	156,356	155,409
GLS Auto Receivables Trust
Series 2018-A-3A, 3.35%, 08/15/22 (a)	77,386	77,404
GM Financial Consumer Automobile Receivables Trust
Series 2018-A1-3, 2.37%, 07/16/19	67,871	67,857
GreatAmerica Leasing Receivables Funding LLC
Series 2018-A3-1, 2.60%, 06/15/21 (a)	125,000	124,392
Series 2018-A4-1, 2.83%, 06/17/24 (a)	100,000	99,618
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/12/22 (a)	392,000	393,281
Hilton Grand Vacations Trust
Series 2017-A-AA, 2.66%, 12/26/28 (a)	167,741	166,004
MVW Owner Trust
Series 2017-A-1A, 2.42%, 12/20/34 (a)	153,412	150,508
United Auto Credit Securitization Trust
Series 2018-A-2, 2.89%, 03/10/21 (a)	54,389	54,327
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C38, 3.92%, 07/15/50 (b)	125,000	121,019
Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,318,733)		3,317,223
CORPORATE BONDS AND NOTES 75.0%
Communication Services 9.2%
Altice Luxembourg SA
5.88%, 02/01/27, EUR (a)	100,000	112,837
AMC Entertainment Holdings Inc.
6.13%, 05/15/27	83,000	71,034
AT&T Inc.
3.96%, (3M USD LIBOR + 1.18%), 06/12/24 (b)	165,000	160,049
5.25%, 03/01/37	48,000	47,150
CB Escrow Corp.
8.00%, 10/15/25 (a)	125,000	103,729
CBS Radio Inc.
7.25%, 11/01/24 (a) (c)	72,000	67,205
CCO Holdings LLC
5.13%, 05/01/27 (a)	211,000	196,406
5.88%, 05/01/27 (a)	125,000	121,645
Charter Communications Operating LLC
4.91%, 07/23/25	278,000	276,281
5.38%, 04/01/38	123,000	113,536
Comcast Corp.
3.38%, 08/15/25	68,000	66,341
4.15%, 10/15/28	203,000	206,258
4.60%, 10/15/38	143,000	144,554
3.40%, 07/15/46	75,000	62,143
	Shares/Par[1]	Value ($)
4.95%, 10/15/58	85,000	86,895
DISH DBS Corp.
5.00%, 03/15/23	237,000	195,199
7.75%, 07/01/26	83,000	68,665
Frontier Communications Corp.
11.00%, 09/15/25	48,000	29,911
Hughes Satellite Systems Corp.
6.50%, 06/15/19	75,000	75,750
iHeartCommunications Inc.
0.00%, 03/01/21 (d) (e)	229,000	153,247
Intelsat Jackson Holdings SA
8.50%, 10/15/24 (a)	116,000	111,940
Live Nation Entertainment Inc.
5.38%, 06/15/22 (a)	42,000	41,685
4.88%, 11/01/24 (a)	87,000	82,757
5.63%, 03/15/26 (a)	40,000	39,100
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (a) (f)	318,000	322,108
Netflix Inc.
4.38%, 11/15/26 (c)	94,000	85,847
5.88%, 11/15/28 (a)	70,000	68,128
4.63%, 05/15/29, EUR (a)	150,000	168,403
Numericable - SFR SA
7.38%, 05/01/26 (a)	68,000	62,370
Radiate Holdco LLC
6.63%, 02/15/25 (a)	45,000	38,800
Sinclair Television Group Inc.
5.88%, 03/15/26 (a)	94,000	87,798
Sirius XM Radio Inc.
6.00%, 07/15/24 (a)	153,000	154,006
Sprint Corp.
7.13%, 06/15/24	44,000	43,535
Sprint Nextel Corp.
7.00%, 03/01/20 (a)	292,000	299,672
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (a)	46,063	45,430
Telesat Canada
8.88%, 11/15/24 (a)	107,000	111,331
T-Mobile USA Inc.
6.00%, 04/15/24	54,000	54,039
Vodafone Group Plc
5.00%, 05/30/38	36,000	33,670
Wind Tre SpA
2.63%, 01/20/23, EUR (a)	209,000	216,026
Zayo Group LLC
5.75%, 01/15/27 (a)	67,000	59,627
		4,485,107
Consumer Discretionary 6.9%
1011778 B.C. Unltd. Liability Co.
5.00%, 10/15/25 (a)	113,000	103,964
24 Hour Holdings III LLC
8.00%, 06/01/22 (a) (c)	93,000	88,154
American Axle & Manufacturing Inc.
6.50%, 04/01/27 (c)	200,000	179,665
Beazer Homes USA Inc.
5.88%, 10/15/27	53,000	41,870
Boyd Gaming Corp.
6.88%, 05/15/23	86,000	86,847
Delphi Jersey Holdings Plc
5.00%, 10/01/25 (a)	66,000	55,442
Delta Merger Sub Inc.
6.00%, 09/15/26 (a)	42,000	39,689
Fiat Chrysler Automobiles NV
5.25%, 04/15/23	84,000	82,302
Ford Motor Co.
5.29%, 12/08/46	53,000	43,548
GLP Capital LP
5.38%, 04/15/26	51,000	50,470
Golden Nugget Inc.
6.75%, 10/15/24 (a)	205,000	193,177
Home Depot Inc.
2.13%, 09/15/26	146,000	131,638
3.90%, 12/06/28	52,000	53,295
4.50%, 12/06/48	30,000	31,023

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
KB Home
4.75%, 05/15/19	106,000	105,777
7.50%, 09/15/22	104,000	107,186
KFC Holding Co.
4.75%, 06/01/27 (a)	124,000	115,441
Mattamy Group Corp.
6.50%, 10/01/25 (a)	15,000	13,634
MGM Resorts International
6.75%, 10/01/20	417,000	429,603
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (a)	161,000	149,816
Nemak SAB de CV
4.75%, 01/23/25 (a)	191,000	178,288
New Cotai LLC
10.63%, 05/01/19 (a) (g)	122,781	69,461
Sands China Ltd.
5.40%, 08/08/28 (a) (h)	311,000	300,239
Schaeffler Holding Finance BV
3.50%, 05/15/22, EUR (a)	222,000	255,119
Scientific Games International Inc.
5.00%, 10/15/25 (a)	258,000	231,188
Target Corp.
3.90%, 11/15/47	54,000	49,726
Tenneco Inc.
5.38%, 12/15/24	45,000	38,910
VOC Escrow Ltd.
5.00%, 02/15/28 (a)	130,000	120,607
		3,346,079
Consumer Staples 3.9%
Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	150,000	141,516
4.90%, 02/01/46 (a)	153,000	141,630
BAT Capital Corp.
3.56%, 08/15/27	79,000	70,149
4.39%, 08/15/37	165,000	135,298
4.54%, 08/15/47	83,000	66,276
Conagra Brands Inc.
5.40%, 11/01/48	65,000	59,990
Cott Holdings Inc.
5.50%, 04/01/25 (a)	99,000	93,590
General Mills Inc.
4.20%, 04/17/28	21,000	20,523
High Ridge Brands Co.
8.88%, 03/15/25 (i) (j)	46,000	20,162
JBS Investments GmbH
7.25%, 04/03/24 (a)	143,000	145,074
JBS Investments II GmbH
7.00%, 01/15/26 (a)	200,000	197,030
JBS USA Lux SA
6.75%, 02/15/28 (a)	101,000	98,661
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (a)	125,000	99,553
Pilgrim's Pride Corp.
5.88%, 09/30/27 (a)	75,000	68,378
Post Holdings Inc.
5.63%, 01/15/28 (a)	177,000	162,966
Reynolds American Inc.
4.45%, 06/12/25	81,000	78,240
5.70%, 08/15/35	53,000	52,222
Sigma Holdco BV
7.88%, 05/15/26 (a)	250,000	216,340
Tyson Foods Inc.
5.10%, 09/28/48	58,000	55,642
		1,923,240
Energy 9.2%
Alta Mesa Holdings LP
7.88%, 12/15/24 (c)	206,000	130,675
Andeavor Logistics LP
3.50%, 12/01/22	45,000	43,560
4.25%, 12/01/27	40,000	37,732
5.20%, 12/01/47	44,000	39,632
Antero Resources Corp.
5.13%, 12/01/22	33,000	31,018
	Shares/Par[1]	Value ($)
Callon Petroleum Co.
6.38%, 07/01/26	125,000	116,392
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	82,000	81,717
5.13%, 06/30/27	199,000	187,606
CITGO Holding Inc.
10.75%, 02/15/20 (a)	94,000	95,841
Columbia Pipeline Group Inc.
5.80%, 06/01/45	42,000	44,254
Continental Resources Inc.
4.50%, 04/15/23	123,000	121,141
4.38%, 01/15/28	108,000	102,041
Denbury Resources Inc.
9.25%, 03/31/22 (a)	112,000	103,528
7.50%, 02/15/24 (a)	80,000	64,398
Diamondback Energy Inc.
4.75%, 11/01/24 (a)	187,000	180,510
5.38%, 05/31/25	100,000	97,568
Endeavor Energy Resources LP
5.50%, 01/30/26 (a)	19,000	19,286
5.75%, 01/30/28 (a)	19,000	19,381
Energy Transfer LP
4.25%, 03/15/23	169,000	162,924
5.50%, 06/01/27	71,000	69,356
5.80%, 06/15/38	80,000	77,385
6.13%, 12/15/45	27,000	26,152
Enterprise Products Operating LLC
4.15%, 10/16/28	95,000	94,725
4.80%, 02/01/49	84,000	81,418
EP Energy LLC
8.00%, 11/29/24 (a) (c)	83,000	60,500
8.00%, 02/15/25 (a)	234,000	96,622
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (a)	76,000	63,269
Kinder Morgan Energy Partners LP
5.00%, 08/15/42	50,000	46,120
Marathon Petroleum Corp.
3.80%, 04/01/28 (a)	30,000	28,247
4.50%, 04/01/48 (a)	35,000	29,386
MPLX LP
4.00%, 03/15/28	142,000	133,503
5.50%, 02/15/49	63,000	61,070
Nabors Industries Inc.
5.50%, 01/15/23 (c)	26,000	20,598
5.75%, 02/01/25	125,000	94,336
NGPL PipeCo LLC
4.88%, 08/15/27 (a)	23,000	21,874
Oasis Petroleum Inc.
6.25%, 05/01/26 (a) (c)	96,000	80,822
ONEOK Inc.
7.50%, 09/01/23	81,000	90,907
Parsley Energy LLC
5.25%, 08/15/25 (a)	106,000	96,227
PDC Energy Inc.
5.75%, 05/15/26	63,000	55,837
Petroleos Mexicanos
6.50%, 03/13/27 - 01/23/29	242,000	227,134
Regency Energy Partners LP
5.88%, 03/01/22	122,000	127,175
5.00%, 10/01/22	63,000	64,228
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	104,000	109,026
5.63%, 03/01/25	13,000	13,498
5.00%, 03/15/27	84,000	84,632
4.20%, 03/15/28	179,000	170,749
Spectra Energy Partners LP
3.50%, 03/15/25	66,000	62,991
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (f)	250,000	231,064
Transocean Guardian Ltd.
5.88%, 01/15/24 (a)	28,000	26,869
Transocean Inc.
9.00%, 07/15/23 (a)	125,000	124,336
7.50%, 01/15/26 (a)	39,000	34,281

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Transocean Pontus Ltd.
6.13%, 08/01/25 (a)	20,000	19,272
Transocean Proteus Ltd.
6.25%, 12/01/24 (a)	128,800	124,503
Trinidad Drilling Ltd.
6.63%, 02/15/25 (a)	27,000	27,208
Weatherford International Ltd.
9.88%, 02/15/24 (c)	47,000	29,042
		4,483,566
Financials 21.4%
Acrisure LLC
7.00%, 11/15/25 (a)	128,000	108,889
AerCap Ireland Capital Ltd.
3.65%, 07/21/27	68,000	58,925
Ally Financial Inc.
5.75%, 11/20/25	142,000	141,255
American Express Co.
3.70%, 08/03/23	250,000	250,722
Antero Resources Finance Corp.
5.38%, 11/01/21	176,000	170,611
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (a)	164,000	151,535
Athene Global Funding
4.00%, 01/25/22 (a)	179,000	180,837
Athene Holding Ltd.
4.13%, 01/12/28	111,000	100,575
Bank of America Corp.
6.25%, (callable at 100 beginning 09/05/24) (f)	86,000	84,710
6.30%, (callable at 100 beginning 03/10/26) (f)	55,000	56,044
3.55%, 03/05/24	130,000	128,351
3.86%, 07/23/24	161,000	160,772
4.00%, 01/22/25	193,000	188,339
4.25%, 10/22/26	111,000	108,106
3.25%, 10/21/27	27,000	24,951
Barclays Plc
8.00%, (callable at 100 beginning 12/15/20), EUR (f)	167,000	201,598
4.97%, 05/16/29 (b) (k)	200,000	193,042
Bayer US Finance II LLC
4.25%, 12/15/25 (a)	77,000	75,180
4.38%, 12/15/28 (a)	74,000	70,834
Capital One Financial Corp.
3.75%, 03/09/27	107,000	99,610
3.80%, 01/31/28	147,000	135,677
Citigroup Inc.
5.90%, (callable at 100 beginning 02/15/23) (f)	290,000	269,761
4.45%, 09/29/27	375,000	361,538
3.89%, 01/10/28 (b)	125,000	120,253
Credit Suisse AG
6.50%, 08/08/23 (a)	310,000	323,644
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (a) (f)	204,000	208,080
3.87%, 01/12/29 (a)	17,000	15,822
Dell EMC
5.88%, 06/15/21 (a)	49,000	49,046
7.13%, 06/15/24 (a)	38,000	38,671
8.35%, 07/15/46 (a)	189,000	204,732
Eagle Holding Co. II LLC
8.38%, 05/15/22 (a) (g)	40,000	38,379
Five Corners Funding Trust
4.42%, 11/15/23 (a)	125,000	128,647
General Electric Capital Corp.
6.75%, 03/15/32	83,000	86,732
Glencore Funding LLC
3.00%, 10/27/22 (a)	61,000	58,529
GLP Capital LP
5.30%, 01/15/29	125,000	122,715
Goldman Sachs Group Inc.
3.00%, 04/26/22	43,000	41,727
2.91%, 07/24/23	42,000	40,008
4.00%, 03/03/24	58,000	57,138
4.25%, 10/21/25	182,000	174,354
4.22%, 05/01/29	145,000	140,007
6.75%, 10/01/37	94,000	106,569
	Shares/Par[1]	Value ($)
HSBC Holdings Plc
6.88%, (callable at 100 beginning 06/01/21) (f) (k)	229,000	235,185
4.29%, 09/12/26	200,000	197,460
4.38%, 11/23/26	56,000	54,206
Icahn Enterprises LP
6.25%, 02/01/22	90,000	89,766
6.38%, 12/15/25	151,000	146,184
Intesa Sanpaolo SpA
3.88%, 01/12/28 (a)	100,000	84,964
James Hardie International Finance DAC
5.00%, 01/15/28 (a)	80,000	69,043
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (f)	146,000	144,631
4.02%, 12/05/24	202,000	203,510
2.95%, 10/01/26	184,000	169,662
3.78%, 02/01/28 (b)	30,000	29,074
4.01%, 04/23/29	62,000	60,913
4.20%, 07/23/29	27,000	26,931
4.45%, 12/05/29	82,000	83,309
JPMorgan Chase Bank NA
2.97%, (3M USD LIBOR + 0.23%), 09/01/20 (b)	500,000	499,782
3.51%, 01/23/29	72,000	68,183
Lincoln National Corp.
3.80%, 03/01/28	21,000	20,304
4.35%, 03/01/48	35,000	32,348
Lloyds Banking Group Plc
7.50%, (callable at 100 beginning 09/27/25) (f)	200,000	192,520
Macquarie Group Ltd.
5.03%, 01/15/30 (a)	125,000	123,663
Morgan Stanley
3.65%, (3M USD LIBOR + 1.18%), 01/20/22 (b)	100,000	99,672
3.40%, (3M USD LIBOR + 0.93%), 07/22/22 (b)	125,000	123,245
4.88%, 11/01/22	167,000	172,367
4.10%, 05/22/23	138,000	138,488
3.88%, 04/29/24	73,000	72,657
4.35%, 09/08/26	84,000	81,691
3.63%, 01/20/27	60,000	57,056
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/43 (b)	131,000	122,976
Navient Corp.
6.75%, 06/15/26	96,000	79,688
New York Life Global Funding
2.56%, (3M USD LIBOR + 0.16%), 10/01/20 (a) (b)	300,000	300,069
Resideo Funding Inc.
6.13%, 11/01/26 (a)	44,000	43,451
Santander UK Group Holdings Plc
4.80%, 11/15/24	242,000	240,025
Thames Water Kemble Finance Plc
7.75%, 04/01/19, GBP	83,000	106,820
Virgin Media Secured Finance Plc
5.13%, 01/15/25, GBP (a)	209,000	263,840
5.00%, 04/15/27, GBP (a)	115,000	138,326
Volkswagen Group of America Finance LLC
4.63%, 11/13/25 (a)	250,000	247,843
Wells Fargo & Co.
5.88%, (callable at 100 beginning 06/15/25) (f)	88,000	86,900
4.48%, 01/16/24	54,000	54,551
Ziggo Bond Finance BV
6.00%, 01/15/27 (a)	229,000	198,559
		10,436,777
Health Care 6.8%
Abbott Laboratories
4.75%, 11/30/36	90,000	93,859
AbbVie Inc.
2.90%, 11/06/22	77,000	75,088
Actavis Funding SCS
4.55%, 03/15/35	82,000	78,044
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (a)	21,000	19,753
Celgene Corp.
4.35%, 11/15/47	63,000	52,727
Centene Corp.
4.75%, 05/15/22	77,000	76,426
4.75%, 01/15/25	101,000	96,567

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Centene Escrow I Corp.
5.38%, 06/01/26 (a)	156,000	152,357
Community Health Systems Inc.
8.63%, 01/15/24 (a)	141,000	139,787
CVS Health Corp.
4.30%, 03/25/28	125,000	122,371
4.78%, 03/25/38	118,000	113,678
5.05%, 03/25/48	179,000	174,833
Express Scripts Holding Co.
3.40%, 03/01/27	117,000	108,568
Gilead Sciences Inc.
4.80%, 04/01/44	46,000	45,850
4.50%, 02/01/45	63,000	60,404
Halfmoon Parent Inc.
4.38%, 10/15/28 (a)	100,000	100,658
4.90%, 12/15/48 (a)	148,000	144,875
HCA Holdings Inc.
6.25%, 02/15/21	417,000	426,554
HCA Inc.
5.38%, 09/01/26	80,000	77,817
inVentiv Group Holdings Inc.
7.50%, 10/01/24 (a)	33,000	34,380
Lifepoint Health Inc.
9.75%, 12/01/26 (a)	200,000	190,497
Mylan Inc.
5.20%, 04/15/48 (a)	27,000	22,030
Prestige Brands Inc.
6.38%, 03/01/24 (a)	13,000	12,563
Tenet Healthcare Corp.
4.50%, 04/01/21	176,000	172,280
4.38%, 10/01/21	25,000	24,206
8.13%, 04/01/22	37,000	37,051
6.75%, 06/15/23	53,000	49,755
UnitedHealth Group Inc.
3.75%, 07/15/25	45,000	45,400
3.45%, 01/15/27	40,000	39,469
3.88%, 12/15/28	61,000	61,713
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	16,000	16,089
5.88%, 05/15/23 (a)	17,000	15,682
7.00%, 03/15/24 (a)	49,000	49,633
6.13%, 04/15/25 (a)	104,000	90,394
5.50%, 03/01/23 - 11/01/25 (a)	126,000	117,278
8.50%, 01/31/27 (a)	19,000	18,409
WellCare Health Plans Inc.
5.25%, 04/01/25	148,000	142,490
5.38%, 08/15/26 (a)	47,000	45,459
		3,344,994
Industrials 5.2%
AECOM
5.13%, 03/15/27	400,000	342,404
Aircastle Ltd.
4.40%, 09/25/23	41,000	40,181
4.13%, 05/01/24	72,000	67,501
Allison Transmission Inc.
5.00%, 10/01/24 (a)	76,000	73,049
Ashtead Capital Inc.
5.25%, 08/01/26 (a)	133,000	128,428
Aviation Capital Group LLC
4.38%, 01/30/24 (a)	104,000	103,401
Avolon Holdings Funding Ltd.
5.13%, 10/01/23 (a)	250,000	240,111
Bombardier Inc.
8.75%, 12/01/21 (a)	63,000	64,890
6.13%, 01/15/23 (a)	82,000	76,833
7.50%, 03/15/25 (a)	68,000	64,090
BWX Technologies Inc.
5.38%, 07/15/26 (a)	165,000	159,786
CNH Industrial NV
4.50%, 08/15/23	94,000	94,633
Equifax Inc.
3.60%, 08/15/21	165,000	164,719
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (f) (i)	520,000	400,400
	Shares/Par[1]	Value ($)
General Motors Co.
5.95%, 04/01/49	60,000	54,613
International Lease Finance Corp.
4.63%, 04/15/21	86,000	86,620
Johnson Controls International Plc
5.13%, 09/14/45	41,000	40,757
Mexico City Airport Trust
5.50%, 07/31/47 (i) (j)	40,000	35,261
Standard Industries Inc.
4.75%, 01/15/28 (a)	168,000	140,202
Tempo Acquisition LLC
6.75%, 06/01/25 (a)	70,000	65,932
Union Pacific Corp.
4.38%, 09/10/38	50,000	49,267
United Rentals North America Inc.
6.50%, 12/15/26	39,000	38,415
		2,531,493
Information Technology 1.4%
Broadcom Corp.
3.88%, 01/15/27	54,000	48,466
Microsoft Corp.
3.45%, 08/08/36	156,000	147,698
3.95%, 08/08/56	90,000	88,102
NXP BV
4.13%, 06/01/21 (a)	167,000	165,320
5.35%, 03/01/26 (a)	67,000	67,730
Oracle Corp.
4.00%, 11/15/47	82,000	76,340
Radiate Holdco LLC
6.88%, 02/15/23 (a)	83,000	75,587
		669,243
Materials 5.8%
Anglo American Capital Plc
4.88%, 05/14/25 (a)	121,000	118,905
4.75%, 04/10/27 (a)	159,000	151,749
4.50%, 03/15/28 (a)	408,000	380,409
Berry Global Inc.
4.50%, 02/15/26 (a)	159,000	146,173
BWAY Holding Co.
7.25%, 04/15/25 (a)	167,000	150,319
CF Industries Inc.
3.40%, 12/01/21 (a)	156,000	152,327
4.50%, 12/01/26 (a)	77,000	75,453
Corning Inc.
5.85%, 11/15/68	148,000	149,806
Crown Americas LLC
4.50%, 01/15/23	81,000	79,005
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (a)	55,000	49,026
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (a)	88,000	83,601
5.13%, 03/15/23 (a)	72,000	68,149
Freeport-McMoRan Inc.
4.55%, 11/14/24	187,000	173,424
5.40%, 11/14/34	278,000	220,374
FXI Holdings Inc.
7.88%, 11/01/24 (a)	156,000	134,163
Hexion Inc.
10.38%, 02/01/22 (a)	43,000	33,986
Olin Corp.
5.00%, 02/01/30	64,000	55,965
PSPC Escrow Corp.
6.00%, 02/01/23, EUR (a)	136,000	159,323
Rain CII Carbon LLC
7.25%, 04/01/25 (a)	115,000	105,485
Samarco Mineracao SA
0.00%, 11/01/22 (d) (e) (i) (j)	110,000	83,213
Syngenta Finance NV
5.68%, 04/24/48 (a)	200,000	164,120
Trinseo Materials Operating SCA
5.38%, 09/01/25 (a)	89,000	77,898
		2,812,873

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Real Estate 0.8%
Boston Properties LP
4.50%, 12/01/28	173,000	176,991
Crown Castle International Corp.
2.25%, 09/01/21	57,000	55,247
Equinix Inc.
2.88%, 10/01/25, EUR	150,000	164,542
		396,780
Utilities 4.4%
AES Corp.
4.00%, 03/15/21	91,000	89,472
5.50%, 04/15/25	254,000	252,805
Ameren Illinois Co.
4.50%, 03/15/49	104,000	109,675
Calpine Corp.
5.25%, 06/01/26 (a)	100,000	91,250
Commonwealth Edison Co.
3.75%, 08/15/47	42,000	38,937
Electricite de France SA
4.50%, 09/21/28 (a)	200,000	193,770
Enel SpA
8.75%, 09/24/73 (a) (b)	165,000	173,250
Exelon Corp.
5.10%, 06/15/45	67,000	69,360
FirstEnergy Corp.
3.90%, 07/15/27	151,000	146,300
4.85%, 07/15/47 (h)	53,000	53,049
Indiana Michigan Power Co.
4.25%, 08/15/48	69,000	68,143
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	41,000	48,921
NextEra Energy Partners LP
4.25%, 09/15/24 (a)	69,000	63,483
Oncor Electric Delivery Co. LLC
2.95%, 04/01/25	146,000	142,554
Pacific Gas & Electric Co.
4.30%, 03/15/45	92,000	72,766
Southern California Edison Co.
4.13%, 03/01/48	46,000	43,881
Southern Co.
2.95%, 07/01/23	211,000	203,900
Southern Water Greensands Financing Plc
8.50%, 04/15/19, GBP	175,000	226,244
Wisconsin Energy Corp.
3.55%, 06/15/25	42,000	41,589
		2,129,349
Total Corporate Bonds And Notes (cost $38,086,145)		36,559,501
SENIOR LOAN INTERESTS 7.1%
Communication Services 1.0%
CenturyLink Inc.
Term Loan B, 5.27%, (3M LIBOR + 2.75%), 01/15/25 (b)	222,750	207,380
Frontier Communications Corp.
Term Loan B-1, 6.10%, (3M LIBOR + 3.75%), 05/31/24 (b)	122,259	113,166
Sprint Communications Inc.
1st Lien Term Loan B, 4.88%, (3M LIBOR + 2.50%), 02/01/24 (b)	160,368	152,216
		472,762
Consumer Discretionary 1.5%
Caesars Entertainment Operating Co.
Term Loan, 4.34%, (3M LIBOR + 2.00%), 04/03/24 (b)	145,530	137,890
Charter Communications Operating LLC
Term Loan B, 4.35%, (3M LIBOR + 2.00%), 04/30/25 (b)	49,500	47,341
CSC Holdings LLC
1st Lien Term Loan, 4.71%, (3M LIBOR + 2.25%), 07/15/25 (b)	68,593	64,923
Golden Nugget Inc.
Incremental Term Loan B, 5.09%, (3M LIBOR + 2.75%), 09/07/23 (b)	—	—
Incremental Term Loan B, 5.19%, (3M LIBOR + 2.75%), 09/07/23 (b)	41,036	39,395
	Shares/Par[1]	Value ($)
Incremental Term Loan B, 5.28%, (3M LIBOR + 2.75%), 10/04/23 (b)	51,314	49,261
Marriott Ownership Resorts Inc.
Term Loan B, 4.59%, (3M LIBOR + 2.25%), 08/09/25 (b)	268,000	261,300
Stars Group Holdings BV
Incremental Term Loan, 6.30%, (3M LIBOR + 3.50%), 06/29/25 (b)	44,775	43,171
UFC Holdings LLC
1st Lien Term Loan, 5.78%, (3M LIBOR + 3.25%), 07/22/23 (b)	96,513	93,810
		737,091
Consumer Staples 0.5%
JBS USA LLC
Term Loan B, 4.89%, (3M LIBOR + 2.50%), 10/30/22 (b)	36,854	35,380
Term Loan B, 5.30%, (3M LIBOR + 2.50%), 06/30/24 (b)	214,979	206,380
		241,760
Energy 1.4%
California Resources Corp.
1st Lien Term Loan, 7.26%, (3M LIBOR + 4.75%), 11/08/22 (b)	101,000	97,634
Encino Acquisition Partners Holdings LLC
2nd Lien Term Loan, 9.09%, (3M LIBOR + 6.75%), 09/26/25 (b) (l)	140,000	131,600
Equitrans Midstream Corp.
Term Loan B, 0.00%, (3M LIBOR + 4.50%), 12/13/23 (b) (m)	75,000	73,187
Foresight Energy LLC
1st Lien Term Loan, 8.28%, (1M LIBOR + 5.75%), 03/16/22 (b)	114,096	111,481
TEX Operations Co. LLC
Term Loan B, 4.34%, (3M LIBOR + 2.00%), 08/04/23 (b)	121,364	116,745
Traverse Midstream Partners LLC
Term Loan, 6.60%, (3M LIBOR + 4.00%), 09/22/24 (b)	101,000	96,708
Ultra Resources Inc.
1st Lien Term Loan, 6.47%, (3M LIBOR + 4.00%), 04/14/24 (b)	75,000	66,656
		694,011
Health Care 1.5%
Alphabet Holding Co. Inc.
1st Lien Term Loan, 5.84%, (3M LIBOR + 3.50%), 08/15/24 (b)	78,233	70,018
2nd Lien Term Loan , 10.09%, (3M LIBOR + 7.75%), 08/09/25 (b)	55,000	45,100
Change Healthcare Holdings Inc.
Term Loan B, 5.09%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (b)	157,104	148,658
Envision Healthcare Corp.
1st Lien Term Loan, 6.09%, (3M LIBOR + 3.75%), 09/27/25 (b)	298,000	277,033
RegionalCare Hospital Partners Holdings Inc.
Term Loan B, 0.00%, (3M LIBOR + 4.50%), 11/09/25 (b) (m)	200,000	189,250
		730,059
Industrials 0.4%
Gol LuxCo SA
1st Lien Term Loan, 6.50%, 08/18/20	165,000	168,713
Information Technology 0.1%
Refinitiv US Holdings Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/12/25 (b)	66,000	62,700
Materials 0.6%
BWAY Holding Co.
Term Loan B, 5.66%, (3M LIBOR + 3.25%), 04/03/24 (b)	73,256	68,739
Klockner-Pentaplast of America Inc.
Term Loan B-2, 6.77%, (3M LIBOR + 4.25%), 06/30/22 (b)	124,058	100,487

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
Messer Industries GmbH
Term Loan, 0.00%, (3M LIBOR + 2.50%), 09/19/25 (b) (m)	121,000	114,547
		283,773
Utilities 0.1%
Calpine Corp.
Term Loan B-8, 4.10%, (3M LIBOR + 1.75%), 12/26/19 (b)	48,143	47,625
Total Senior Loan Interests (cost $3,592,956)		3,438,494
GOVERNMENT AND AGENCY OBLIGATIONS 6.0%
Mortgage-Backed Securities 4.1%
Federal Home Loan Mortgage Corp.
4.00%, 11/01/40	263,858	271,434
3.00%, 08/01/46	31,165	30,435
3.00%, 11/01/46	23,616	23,062
3.50%, 11/01/47	20,605	20,602
Federal National Mortgage Association
3.00%, 08/01/30 - 04/01/31	88,960	89,127
TBA, 3.00%, 01/15/33 (n)	21,000	20,962
4.50%, 12/01/43 - 07/01/48	250,532	260,393
4.00%, 10/01/44 - 08/01/48	73,062	74,631
3.50%, 11/01/45 - 01/01/48	391,172	391,942
3.00%, 05/01/43 - 04/01/46	266,383	261,306
Government National Mortgage Association
3.50%, 04/20/46	11,849	11,956
3.50%, 08/20/46 - 09/20/46	368,841	372,060
4.00%, 07/20/47	166,231	170,446
		1,998,356
Municipal 0.3%
Port Authority of New York & New Jersey
4.46%, 10/01/62	130,000	132,263
Sovereign 0.4%
Mexico Government International Bond
3.75%, 01/11/28	225,000	211,227
U.S. Treasury Securities 1.2%
U.S. Treasury Bond
2.50%, 02/15/46	447,000	404,605
U.S. Treasury Note
2.88%, 07/31/25	79,000	80,383
2.25%, 11/15/25	77,000	75,316
		560,304
Total Government And Agency Obligations (cost $2,898,939)		2,902,150
OTHER EQUITY INTERESTS 0.0%
Quicksilver Resources Inc. Escrow (d) (l) (o)	2,309,000	—
Quicksilver Resources Inc. Escrow (d) (l) (o)	291,000	—
T-Mobile USA Inc. Escrow (d) (l) (o)	54,000	—
T-Mobile USA Inc. Escrow (d) (l) (o)	77,000	—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.2%
Energy 0.2%
Chaparral Energy Inc. (a) (d)	117	576
Chaparral Energy Inc. - Class A (d)	12,574	61,864
Denbury Resources Inc. (d)	26,197	44,797
Total Common Stocks (cost $365,278)		107,237
INVESTMENT COMPANIES 1.0%
SPDR Barclays High Yield Bond ETF (c)	14,900	500,491
Total Investment Companies (cost $525,631)		500,491
	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 6.2%
Investment Companies 4.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.29% (p)	2,192,835	2,192,835
Securities Lending Collateral 1.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.35% (p)	831,060	831,060
Total Short Term Investments (cost $3,023,895)		3,023,895
Total Investments 102.3% (cost $51,811,577)		49,848,991
Total Securities Sold Short (1.0)% (proceeds $502,488)		(496,037)
Other Derivative Instruments (0.0)%		(19,122)
Other Assets and Liabilities, Net (1.3)%		(620,897)
Total Net Assets 100.0%		48,712,935

(a) The Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2018, the value and the percentage of net assets of these liquid securities were $18,237,697 and 37.4%, respectively.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) All or a portion of the security was on loan as December 31, 2018.

(d) Non-income producing security.

(e) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(f) Perpetual security. Next contractual call date presented, if applicable.

(g) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(h) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(i) The Adviser has deemed this security to be illiquid based on procedures approved by the PPM Funds' Board of Trustees. Determinations of liquidity are unaudited.

(j) Security is restricted to resale to institutional investors. See Restricted Securities in the Schedules of Investments.

(k) Convertible security.

(l) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the PPM Funds' Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(m) This senior loan will settle after December 31, 2018. The reference rate and spread presented will go into effect upon settlement.

(n) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2018, the total payable for investments purchased on a delayed delivery basis was $20,642.

(o) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (1.0%)
CORPORATE BONDS AND NOTES (1.0%)
Industrials (1.0%)
AECOM
5.88%, 10/15/24	(500,000)	(496,037)
Total Corporate Bonds And Notes (proceeds $502,488)		(496,037)
Total Securities Sold Short (1.0%) (proceeds $502,488)		(496,037)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

Summary of Investments by Country^	Total Long Term Investments
Australia	0.6%
Belgium	0.6
Brazil	0.7
Canada	1.2
Cayman Islands	0.1
France	0.8
Germany	1.4
Hong Kong	0.1
Ireland	1.0
Italy	1.0
Luxembourg	0.2
Macau	0.6
Mexico	1.4
Netherlands	1.7
Switzerland	2.0
United Kingdom	6.9
United States of America	79.7
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
High Ridge Brands Co., 8.88%, 03/15/25	03/20/17	21,266	20,162	—
Mexico City Airport Trust, 5.50%, 07/31/47	09/14/17	35,468	35,261	0.1
Samarco Mineracao SA, 0.00%, 11/01/22	12/05/12	80,155	83,213	0.2
		136,889	138,636	0.3

PPM Strategic Income Fund — Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	11	March 2019	1,535,060	5,156	70,940
U.S. Treasury Note, 10-Year	(66)	March 2019	(7,883,118)	(26,954)	(169,913)
U.S. Treasury Note, 2-Year	(4)	March 2019	(844,062)	(563)	(5,189)
U.S. Treasury Note, 5-Year	8	March 2019	912,550	967	4,949
Ultra 10-Year U.S. Treasury Note	18	March 2019	2,266,038	8,438	75,369
Ultra Long Term U.S. Treasury Bond	(11)	March 2019	(1,683,650)	(6,531)	(83,568)
				(19,487)	(107,412)

PPM Strategic Income Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CDX.NA.HY.31 (Q)	5.00	12/20/23	(500,000)	9,967	365	(16,934)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
PPM Large Cap Value Fund
COMMON STOCKS 99.2%
Communication Services 6.4%
AT&T Inc.	5,100	145,554
Comcast Corp. - Class A	2,600	88,530
Viacom Inc. - Class B	5,100	131,070
		365,154
Consumer Discretionary 9.3%
Best Buy Co. Inc.	850	45,016
Foot Locker Inc.	1,300	69,160
General Motors Co.	4,300	143,835
Macy's Inc.	2,500	74,450
Newell Brands Inc.	4,300	79,937
Royal Caribbean Cruises Ltd.	1,200	117,348
		529,746
Consumer Staples 4.8%
Altria Group Inc.	2,200	108,658
Archer-Daniels-Midland Co.	2,600	106,522
Campbell Soup Co. (a)	1,800	59,382
		274,562
Energy 10.0%
Apache Corp.	4,100	107,625
Chevron Corp.	1,400	152,306
Halliburton Co.	4,500	119,610
National Oilwell Varco Inc.	2,600	66,820
Occidental Petroleum Corp.	1,300	79,794
Patterson-UTI Energy Inc.	4,400	45,540
		571,695
Financials 24.7%
Allstate Corp.	1,800	148,734
Bank of America Corp.	5,000	123,200
Bank OZK	4,200	95,886
Citigroup Inc.	2,150	111,929
Goldman Sachs Group Inc.	700	116,935
Hartford Financial Services Group Inc.	3,500	155,575
Huntington Bancshares Inc.	6,700	79,864
JPMorgan Chase & Co.	1,300	126,906
Lincoln National Corp.	2,600	133,406
Morgan Stanley	3,150	124,897
PNC Financial Services Group Inc.	650	75,992
Wells Fargo & Co.	2,400	110,592
		1,403,916
Health Care 15.9%
AbbVie Inc.	1,900	175,161

	Shares/Par[1]	Value ($)
Cigna Corp.	500	94,960
CVS Health Corp.	1,700	111,384
Gilead Sciences Inc.	2,200	137,610
McKesson Corp.	1,100	121,517
Merck & Co. Inc.	1,400	106,974
Pfizer Inc.	3,600	157,140
		904,746
Industrials 9.4%
Caterpillar Inc.	1,300	165,191
Delta Air Lines Inc.	2,400	119,760
Spirit Aerosystems Holdings Inc. - Class A	1,600	115,344
Terex Corp.	2,000	55,140
Textron Inc.	1,700	78,183
		533,618
Information Technology 12.2%
Alliance Data Systems Corp.	475	71,288
Apple Inc.	375	59,153
Avnet Inc.	2,800	101,080
Cisco Systems Inc.	2,500	108,325
Intel Corp.	1,500	70,395
International Business Machines Corp.	750	85,252
Leidos Holdings Inc.	1,500	79,080
Microsoft Corp.	1,200	121,884
		696,457
Materials 3.2%
Berry Global Group Inc. (b)	1,850	87,930
Nucor Corp.	1,800	93,258
		181,188
Utilities 3.3%
AES Corp.	4,200	60,732
Edison International	1,100	62,447
Vistra Energy Corp. (b)	2,800	64,092
		187,271
Total Common Stocks (cost $6,598,717)		5,648,353
SHORT TERM INVESTMENTS 0.7%
Investment Companies 0.7%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.29% (c)	38,481	38,481
Total Short Term Investments (cost $38,481)		38,481
Total Investments 99.9% (cost $6,637,198)		5,686,834
Other Assets and Liabilities, Net 0.1%		5,895
Total Net Assets 100.0%		5,692,729

(a) All or a portion of the security was on loan as of December 31, 2018.

(b) Non-income producing security.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
PPM Mid Cap Value Fund
COMMON STOCKS 99.4%
Communication Services 2.5%
Meredith Corp. (a)	1,400	72,716
Viacom Inc. - Class B	1,700	43,690
		116,406
Consumer Discretionary 17.0%
American Axle & Manufacturing Holdings Inc. (b)	10,600	117,660
Best Buy Co. Inc.	975	51,636
Foot Locker Inc.	1,500	79,800
Helen of Troy Ltd. (b)	800	104,944
Macy's Inc.	2,800	83,384
Newell Brands Inc.	4,300	79,937
Penske Automotive Group Inc.	1,700	68,544
Royal Caribbean Cruises Ltd.	1,200	117,348
Tupperware Brands Corp.	2,400	75,768
		779,021
Consumer Staples 4.5%
Campbell Soup Co. (a)	2,700	89,073
Ingredion Inc.	1,300	118,820
		207,893
Energy 8.5%
Apache Corp.	1,400	36,750
Diamond Offshore Drilling Inc. (b)	4,600	43,424
Helix Energy Solutions Group Inc. (b)	6,300	34,083
National Oilwell Varco Inc.	1,600	41,120
Patterson-UTI Energy Inc.	5,500	56,925
PBF Energy Inc. - Class A	3,500	114,345
Superior Energy Services Inc. (b)	18,500	61,975
		388,622
Financials 23.1%
Allstate Corp.	1,100	90,893
American Financial Group Inc.	1,300	117,689
Bank OZK	4,300	98,169
Hartford Financial Services Group Inc.	2,900	128,905
Huntington Bancshares Inc.	9,100	108,472
Janus Henderson Group Plc	5,500	113,960
Lincoln National Corp.	2,200	112,882
Reinsurance Group of America Inc.	900	126,207
Sterling Bancorp	2,900	47,879
TCF Financial Corp.	6,000	116,940
		1,061,996
Health Care 6.6%
Cigna Corp.	500	94,960
Magellan Health Services Inc. (b)	1,600	91,024
McKesson Corp.	1,050	115,994
		301,978
Industrials 11.0%
Delta Air Lines Inc.	1,800	89,820
Kennametal Inc.	3,200	106,496
Spirit Aerosystems Holdings Inc. - Class A	1,650	118,948
Terex Corp.	4,000	110,280
Textron Inc.	1,700	78,183
		503,727
Information Technology 10.0%
Avnet Inc.	3,000	108,300
Belden Inc.	2,400	100,248
CACI International Inc. - Class A (b)	400	57,612
Leidos Holdings Inc.	1,200	63,264
Semtech Corp. (b)	1,800	82,566
Teradyne Inc.	1,500	47,070
		459,060
Materials 8.8%
Allegheny Technologies Inc. (b)	2,100	45,717
Berry Global Group Inc. (b)	1,400	66,542
Huntsman Corp.	3,900	75,231
Nucor Corp.	900	46,629
Reliance Steel & Aluminum Co.	1,400	99,638
Steel Dynamics Inc.	2,300	69,092
		402,849
	Shares/Par[1]	Value ($)
Real Estate 1.5%
Regency Centers Corp.	1,200	70,416
Utilities 5.9%
AES Corp.	6,500	93,990
Edison International	1,200	68,124
PNM Resources Inc.	2,700	110,943
		273,057
Total Common Stocks (cost $5,599,403)		4,565,025
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.29% (c)	20,957	20,957
Total Short Term Investments (cost $20,957)		20,957
Total Investments 99.9% (cost $5,620,360)		4,585,982
Other Assets and Liabilities, Net 0.1%		4,429
Total Net Assets 100.0%		4,590,411

(a) All or a portion of the security was on loan as of December 31, 2018.

(b) Non-income producing security.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

	Shares/Par[1]	Value ($)
PPM Small Cap Value Fund
COMMON STOCKS 99.7%
Communication Services 2.7%
Meredith Corp. (a)	4,200	218,148
Consumer Discretionary 14.2%
American Axle & Manufacturing Holdings Inc. (b)	18,400	204,240
Helen of Troy Ltd. (b)	1,600	209,888
Penske Automotive Group Inc.	5,400	217,728
Skechers U.S.A. Inc. - Class A (b)	9,100	208,299
Tower International Inc.	8,000	190,400
Tupperware Brands Corp.	4,400	138,908
		1,169,463
Consumer Staples 2.6%
Cott Corp.	9,400	131,036
Ingredion Inc.	900	82,260
		213,296
Energy 9.1%
Diamond Offshore Drilling Inc. (b)	11,000	103,840
Helix Energy Solutions Group Inc. (b)	27,500	148,775
Patterson-UTI Energy Inc.	13,000	134,550
PBF Energy Inc. - Class A	6,400	209,088
Superior Energy Services Inc. (b)	46,000	154,100
		750,353
Financials 20.1%
Axos Financial Inc. (b)	8,000	201,440
Banc of California Inc.	15,000	199,650
FCB Financial Holdings Inc. - Class A (b)	6,200	208,196
Independent Bank Corp.	3,000	210,930
Janus Henderson Group Plc	8,300	171,976
Reinsurance Group of America Inc.	600	84,138
Renasant Corp.	6,800	205,224
Sterling Bancorp	9,400	155,194
TCF Financial Corp.	10,700	208,543
		1,645,291
Health Care 6.5%
Hill-Rom Holdings Inc.	900	79,695
Integer Holdings Corp. (b)	2,200	167,772
Magellan Health Services Inc. (b)	3,700	210,493
Owens & Minor Inc.	12,600	79,758
		537,718
Industrials 18.2%
Aerojet Rocketdyne Holdings Inc. (b)	3,600	126,828
Apogee Enterprises Inc.	4,900	146,265

	Shares/Par[1]	Value ($)
Esterline Technologies Corp. (b)	900	109,305
GATX Corp.	2,500	177,025
Kennametal Inc.	6,000	199,680
SkyWest Inc.	4,500	200,115
Steelcase Inc. - Class A	9,400	139,402
Terex Corp.	7,500	206,775
Triumph Group Inc.	16,000	184,000
		1,489,395
Information Technology 17.0%
Belden Inc.	4,800	200,496
Benchmark Electronics Inc.	6,300	133,434
CACI International Inc. - Class A (b)	1,400	201,642
CSG Systems International Inc.	3,800	120,726
Electronics for Imaging Inc. (b)	3,800	94,240
Photronics Inc. (b)	8,800	85,184
Semtech Corp. (b)	3,600	165,132
SYNNEX Corp.	1,800	145,512
Teradyne Inc.	3,100	97,278
Verint Systems Inc. (b)	3,600	152,316
		1,395,960
Materials 5.0%
Allegheny Technologies Inc. (b)	7,200	156,744
Olin Corp.	8,300	166,913
Reliance Steel & Aluminum Co.	1,200	85,404
		409,061
Real Estate 2.1%
Kite Realty Group Trust	12,300	173,307
Utilities 2.2%
PNM Resources Inc.	4,400	180,796
Total Common Stocks (cost $10,402,106)		8,182,788
SHORT TERM INVESTMENTS 0.7%
Investment Companies 0.7%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 2.29% (c)	56,991	56,991
Total Short Term Investments (cost $56,990)		56,991
Total Investments 100.4% (cost $10,459,096)		8,239,779
Other Assets and Liabilities, Net (0.4)%		(36,570)
Total Net Assets 100.0%		8,203,209

(a) All or a portion of the security was on loan as of December 31, 2018.

(b) Non-income producing security.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2018.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Schedules of Investments

December 31, 2018

Currency Abbreviations:

EUR - European Currency Unit (Euro)
GBP - British Pound
USD - United States Dollar

Abbreviations:

CDX.NA.HY - Credit Derivatives Index - North American - High Yield
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade
CLO - Collateralized Loan Obligation
DIP – Debtor-in-possession
ETF - Exchange Traded Fund
LIBOR - London Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
SPDR - Standard & Poor's Depositary Receipt
TBA - To Be Announced (Securities purchased on a delayed delivery basis)
UFJ - United Financial of Japan
U.S. or US - United States

Counterparty Abbreviations:

BOA – Bank of America NA
CGM - Citigroup Global Markets
JPM - J.P. Morgan Securities Inc.
MLP – Merrill Lynch Professional Clearing Corp.
SSB – State Street Brokerage Services, Inc.

1Par and notional amounts are listed in USD unless otherwise noted. Options are quoted in number of contracts or notional. Futures are quoted in contracts.

2For Funds with derivatives that received or paid periodic payments, the frequency of periodic payments are defined as follows: (A) - Annually; (E) - Expiration Date; (M) - Monthly; (Q) - Quarterly; (S) - Semi-Annually.

3If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

5Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

6The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

7The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

8If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

"-” Amount rounds to less than 0.05%.

Short Term Investments in Affiliates

During the period, PPM Strategic Income Fund acquired JNL/PPM America Strategic Income Fund.  Prior to the acquisition, JNL/PPM America Strategic Income Fund invested in the JNL Government Money Market Fund, which is managed by an affiliate of JNL/PPM America Strategic Income Fund’s Adviser.  The JNL Government Money Market Fund is offered as a cash management tool and is not available for direct purchase by members of the public.  There was no realized or unrealized gain or loss relating to transactions in this investment during the period ended December 31, 2018.

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
PPM Strategic Income Fund	234,790	18,480,661	18,715,451	3,184	—	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 56

PPMFunds

Statements of Assets and Liabilities

December 31, 2018

	PPM Core Plus Fixed Income Fund	PPM Credit Fund	PPM Floating Rate Income Fund	PPM High Yield Core Fund	PPM Long Short Credit Fund
Assets
Investments - unaffiliated, at value	$50,447,530	$48,886,376	$49,431,570	$49,780,556	$50,927,360
Variation margin on futures	14,531	18,063	—	—	—
Variation margin on swap agreements	175	—	—	—	365
OTC swap agreements	—	—	—	—	14,533
OTC swap premiums paid	—	—	—	—	100,486
Cash	—	—	354,533	—	62,294
Receivable from:
Investment securities sold	—	—	85,887	104,260	—
Dividends and interest	347,985	497,764	124,820	681,352	406,174
Adviser	—	—	1,364	—	—
Deposits with brokers and counterparties	52,987	52,912	6,864	34,496	234,815
Other assets	2,560	2,513	2,532	2,511	2,513
Total assets	50,865,768	49,457,628	50,007,570	50,603,175	51,748,540
Liabilities
Cash overdraft	12,266	25,348	—	35,509	—
Securities sold short, at value	—	—	—	—	2,823,924
Variation margin on futures	16,829	27,766	2,312	8,594	56,281
Variation margin on swap agreements	—	—	—	—	694
Payable for:
Investment securities purchased	431,557	—	898,548	103,740	193,447
Return of securities loaned	161,620	339,300	143,850	2,280,948	—
Dividends/interest on securities sold short	—	—	—	—	43,535
Interest expense and brokerage charges	—	—	—	—	3,206
Advisory fees	16,952	18,683	23,117	21,500	20,788
Administrative fees	4,238	4,152	4,203	3,909	4,158
Other expenses	24,196	23,918	6,383	28,326	28,252
Total liabilities	667,658	439,167	1,078,413	2,482,526	3,174,285
Net assets	$50,198,110	$49,018,461	$48,929,157	$48,120,649	$48,574,255
Net assets consist of:
Paid-in capital	$50,952,376	$50,527,609	$51,661,356	$51,928,875	$51,164,590
Total distributable earnings (loss)	(754,266)	(1,509,148)	(2,732,199)	(3,808,226)	(2,590,335)
Net assets	$50,198,110	$49,018,461	$48,929,157	$48,120,649	$48,574,255
Net assets - Institutional Class	$50,198,110	$49,018,461	$48,929,157	$48,120,649	$48,574,255
Shares outstanding - Institutional Class	5,097,567	5,055,393	5,192,372	5,198,274	5,121,055
Net asset value per share - Institutional Class	$9.85	$9.70	$9.42	$9.26	$9.49
Investments - unaffiliated, at cost	$51,059,912	$50,186,532	$52,074,423	$53,431,962	$52,957,225
Proceeds from securities sold short	—	—	—	—	2,888,826
Securities on loan included in
investments - unaffiliated, at value	159,901	332,958	141,326	2,300,700	—

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Assets and Liabilities

December 31, 2018

	PPM Strategic Income Fund	PPM Large Cap Value Fund	PPM Mid Cap Value Fund	PPM Small Cap Value Fund
Assets
Investments - unaffiliated, at value	$49,848,991	$5,686,834	$4,585,982	$8,239,779
Variation margin on futures	14,561	—	—	—
Variation margin on swap agreements	365	—	—	—
Foreign currency	44,472	—	—	—
Receivable from:
Investment securities sold	—	—	—	1,378
Dividends and interest	552,922	11,771	9,657	12,054
Deposits with brokers and counterparties	103,199	—	—	—
Other assets	2,513	300	241	435
Total assets	50,567,023	5,698,905	4,595,880	8,253,646
Liabilities
Cash overdraft	27,263	—	—	37,989
Securities sold short, at value	496,037	—	—	—
Variation margin on futures	34,048	—	—	—
Payable for:
Investment securities purchased	412,118	—	—	—
Return of securities loaned	831,060	—	—	—
Dividends/interest on securities sold short	6,275	—	—	—
Interest expense and brokerage charges	199	—	—	—
Advisory fees	20,762	3,015	2,846	5,867
Administrative fees	4,152	502	407	733
Other expenses	22,174	2,659	2,216	5,848
Total liabilities	1,854,088	6,176	5,469	50,437
Net assets	$48,712,935	$5,692,729	$4,590,411	$8,203,209
Net assets consist of:
Paid-in capital	$50,956,161	$6,646,671	$5,680,795	$10,476,138
Total distributable earnings (loss)	(2,243,226)	(953,942)	(1,090,384)	(2,272,929)
Net assets	$48,712,935	$5,692,729	$4,590,411	$8,203,209
Net assets - Institutional Class	$48,712,935	$5,692,729	$4,590,411	$8,203,209
Shares outstanding - Institutional Class	5,098,372	667,288	572,112	1,025,569
Net asset value per share - Institutional Class	$9.55	$8.53	$8.02	$8.00
Investments - unaffiliated, at cost	$51,811,577	$6,637,198	$5,620,360	$10,459,096
Foreign currency cost	45,846	—	—	—
Proceeds from securities sold short	502,488	—	—	—
Securities on loan included in
investments - unaffiliated, at value	815,207	59,382	161,789	218,148

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Operations

For the Period Ended December 31, 2018

	PPM Core Plus Fixed Income Fund(a)	PPM Credit Fund(a)	PPM Floating Rate Income Fund(b)	PPM High Yield Core Fund(a)	PPM Long Short Credit Fund(a)
Investment income
Dividends	$—	$—	$801	$67,051	$30,902
Foreign taxes withheld	—	—	—	(603)	—
Interest	877,009	988,268	1,540,186	1,361,759	1,032,799
Securities lending	1,513	2,851	1,876	25,182	—
Total investment income	878,522	991,119	1,542,863	1,453,389	1,063,701

Expenses
Advisory fees	92,499	102,729	166,079	127,061	115,554
Administrative fees	23,125	22,828	30,196	23,102	23,111
Legal fees	11,996	11,896	15,097	12,067	11,979
Transfer agent fees	13,326	13,225	19,996	13,470	13,328
Board of trustee fees	16,213	16,087	20,620	16,335	16,208
Chief compliance officer fees	8,139	8,022	8,321	8,209	8,189
Registration and filing fees	7,677	7,725	11,509	7,726	7,724
Dividends/interest on securities sold short	—	—	—	—	46,549
Net short holdings borrowing fees	—	—	—	—	15,214
Other expenses	6,407	6,374	14,353	6,464	6,406
Total expenses	179,382	188,886	286,171	214,434	264,262
Expense waiver	(63,772)	(63,329)	(74,798)	(51,089)	(40,722)
Net expenses	115,610	125,557	211,373	163,345	223,540
Net investment income (loss)	762,912	865,562	1,331,490	1,290,044	840,161

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(76,382)	(184,036)	(52,446)	(32,949)	(31,857)
Securities sold short	—	—	—	—	15,867
Futures contracts	(106,808)	66,778	(2,706)	57,248	(12,008)
Swap agreements	2,037	—	—	—	(11,989)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(612,382)	(1,300,156)	(2,644,194)	(3,651,406)	(2,029,865)
Investment securities sold short	—	—	—	—	64,902
Futures contracts	60,070	(17,477)	(15,515)	(75,664)	(438,584)
Swap agreements	(8,032)	—	—	—	33,246
Net realized and unrealized gain (loss)	(741,497)	(1,434,891)	(2,714,861)	(3,702,771)	(2,410,288)
Change in net assets from operations	$21,415	$(569,329)	$(1,383,371)	$(2,412,727)	$(1,570,127)

(a)	Period from commencement of operations July 16, 2018.
(b)	Period from commencement of operations May 1, 2018.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Operations

For the Period Ended December 31, 2018

	PPM Strategic Income Fund(b)	PPM Large Cap Value Fund(c)	PPM Mid Cap Value Fund(c)	PPM Small Cap Value Fund(c)
Investment income
Dividends (a)	$18,724	$113,623	$81,546	$93,589
Foreign taxes withheld	(8,945)	—	—	(229)
Interest	3,153,504	1,042	899	1,409
Securities lending	6,323	531	610	246
Total investment income	3,169,606	115,196	83,055	95,015

Expenses
Advisory fees	371,621	26,245	25,901	46,473
Administrative fees	86,655	4,374	3,700	5,809
Legal fees	13,076	2,029	1,855	2,608
Transfer agent fees	13,853	6,280	5,974	6,948
Board of trustee fees	19,875	2,785	2,556	3,565
Chief compliance officer fees	8,158	1,050	868	1,582
Registration and filing fees	8,947	1,458	1,516	1,866
Dividends/interest on securities sold short	959	—	—	—
Net short holdings borrowing fees	199	—	—	—
Other expenses	9,298	1,216	1,147	1,478
Total expenses	532,641	45,437	43,517	70,329
Expense waiver	(56,965)	(12,630)	(10,215)	(12,237)
Net expenses	475,676	32,807	33,302	58,092
Net investment income (loss)	2,693,930	82,389	49,753	36,923

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(662,552)	58,923	50,256	174,490
Foreign currency	74,164	—	—	—
Futures contracts	392,874	—	—	—
Swap agreements	4,224	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(5,229,333)	(950,364)	(1,034,378)	(2,219,317)
Investment securities sold short	6,451	—	—	—
Foreign currency	(1,502)	—	—	—
Futures contracts	(107,412)	—	—	—
Swap agreements	(16,934)	—	—	—
Net realized and unrealized gain (loss)	(5,540,020)	(891,441)	(984,122)	(2,044,827)
Change in net assets from operations	$(2,846,090)	$(809,052)	$(934,369)	$(2,007,904)
(a) Affiliated income	$3,184	$—	$—	$—

(b)

PPM Strategic Income Fund commenced operations on July 2, 2018. Prior to the open of business on July 2, 2018, PPM Strategic Income Fund acquired JNL/PPM America Strategic Income Fund, the sole series of JNL Strategic Income Fund LLC. JNL/PPM America Strategic Income Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Statement of Operations includes activity for the period January 1, 2018 through July 1, 2018.

(c)	Period from commencement of operations May 1, 2018.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Period Ended December 31, 2018

	PPM Core Plus Fixed Income Fund(a)	PPM Credit Fund(a)	PPM Floating Rate Income Fund(b)	PPM High Yield Core Fund(a)	PPM Long Short Credit Fund(a)
Operations
Net investment income (loss)	$762,912	$865,562	$1,331,490	$1,290,044	$840,161
Net realized gain (loss)	(181,153)	(117,258)	(55,152)	24,299	(39,987)
Net change in unrealized appreciation
(depreciation)	(560,344)	(1,317,633)	(2,659,709)	(3,727,070)	(2,370,301)
Change in net assets from operations	21,415	(569,329)	(1,383,371)	(2,412,727)	(1,570,127)
Distributions to shareholders
From distributable earnings
Institutional Class	(789,149)	(949,736)	(1,348,828)	(1,412,909)	(1,039,348)
Total distributions to shareholders	(789,149)	(949,736)	(1,348,828)	(1,412,909)	(1,039,348)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	50,282,086	49,708,470	90,407,643	50,724,773	50,133,382
Reinvestment of distributions
Institutional Class	671,758	818,056	1,186,479	1,210,512	1,039,348
Cost of shares redeemed
Institutional Class	—	—	(39,943,766)	—	—
Change in net assets from
share transactions	50,953,844	50,526,526	51,650,356	51,935,285	51,172,730
Change in net assets	50,186,110	49,007,461	48,918,157	48,109,649	48,563,255
Net assets beginning of period	12,000	11,000	11,000	11,000	11,000
Net assets end of year	$50,198,110	$49,018,461	$48,929,157	$48,120,649	$48,574,255

[1]Share transactions
Shares sold
Institutional Class	5,029,490	4,972,032	9,109,027	5,073,616	5,013,379
Reinvestment of distributions
Institutional Class	68,077	83,361	121,148	124,658	106,576
Shares redeemed
Institutional Class	—	—	(4,038,803)	—	—
Change in shares
Institutional Class	5,097,567	5,055,393	5,191,372	5,198,274	5,119,955
Purchases and sales of long term
investments
Purchase of securities	$10,087,423	$11,614,776	$65,083,909	$9,764,487	$31,029,301
Purchase of U.S. government securities	2,917,908 (c)	6,638,216	—	—	336,587
Total purchases	$13,005,331	$18,252,992	$65,083,909	$9,764,487	$31,365,888
Proceeds from sales of securities	$11,066,386	$12,065,601	$16,329,788	$8,585,095	$15,373,730
Proceeds from sales of U.S. government
securities	1,599,564 (c)	5,466,450	—	—	—
Total proceeds from sales	$12,665,950	$17,532,051	$16,329,788	$8,585,095	$15,373,730
Securities sold short covers	$—	$—	$—	$—	$543,806
Securities sold short proceeds	$—	$—	$—	$—	$3,444,726

(a)	Period from commencement of operations July 16, 2018.
(b)	Period from commencement of operations May 1, 2018.
(c)	Amounts exclude $3,192,515 and $2,755,313 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Period Ended December 31, 2018

	PPM Strategic Income Fund(a)	PPM Large Cap Value Fund(b)	PPM Mid Cap Value Fund(b)	PPM Small Cap Value Fund(b)
Operations
Net investment income (loss)	$2,693,930	$82,389	$49,753	$36,923
Net realized gain (loss)	(191,290)	58,923	50,256	174,490
Net change in unrealized appreciation
(depreciation)	(5,348,730)	(950,364)	(1,034,378)	(2,219,317)
Change in net assets from operations	(2,846,090)	(809,052)	(934,369)	(2,007,904)
Distributions to shareholders
From distributable earnings
Institutional Class	(1,247,974)	(145,178)	(156,015)	(268,510)
Total distributions to shareholders	(1,247,974)	(145,178)	(156,015)	(268,510)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	407,642	6,491,339	5,513,780	15,533,780
Reinvestment of distributions
Institutional Class	1,070,823	144,620	156,015	229,843
Cost of shares redeemed
Institutional Class	(70,000,000)	—	—	(5,295,000)
Change in net assets from
share transactions	(68,521,535)	6,635,959	5,669,795	10,468,623
Change in net assets	(72,615,599)	5,681,729	4,579,411	8,192,209
Net assets beginning of year	121,328,534	11,000	11,000	11,000
Net assets end of year	$48,712,935	$5,692,729	$4,590,411	$8,203,209

[1]Share transactions
Shares sold
Institutional Class	40,724	649,134	552,537	1,495,594
Reinvestment of distributions
Institutional Class	109,000	17,054	19,575	28,875
Shares redeemed
Institutional Class	(6,971,159)	—	—	(500,000)
Change in shares
Institutional Class	(6,821,435)	666,188	572,112	1,024,469
Purchases and sales of long term
investments
Purchase of securities	$47,363,920	$7,621,673	$6,848,897	$12,193,481
Purchase of U.S. government securities	970,305 (c)	—	—	—
Total purchases	$48,334,225	$7,621,673	$6,848,897	$12,193,481
Proceeds from sales of securities	$108,527,196	$1,081,879	$1,299,751	$1,963,438
Proceeds from sales of U.S. government
securities	4,319,296 (c)	—	—	—
Total proceeds from sales	$112,846,492	$1,081,879	$1,299,751	$1,963,438
Securities sold short proceeds	$502,500	$—	$—	$—

(a)

PPM Strategic Income Fund commenced operations on July 2, 2018. Prior to the open of business on July 2, 2018, PPM Strategic Income Fund acquired JNL/PPM Strategic Income Fund. JNL/PPM Strategic Income Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Statement of Changes in Net Assets includes activity for the period January 1, 2018 through July 1, 2018. Shares redeemed amount has been restated to give effect to the impact of the exchange of shares due to PPM Strategic Income Fund’s acquisition of JNL/PPM America Strategic Income Fund. See Note 9 in the Notes to Financial Statements.

(b)	Period from commencement of operations May 1, 2018.
(c)	Amounts exclude $484,784 and $406,119 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

PPM Strategic Income Fund(a)
Operations
Net investment income (loss)	$4,531
Net realized gain (loss)	668
Net change in unrealized appreciation
(depreciation)	2,485
Change in net assets from operations	7,684
Share transactions[1]
Proceeds from the sale of shares	—
Cost of shares redeemed	—
Change in net assets from
share transactions	—
Change in net assets	7,684
Net assets beginning of period	113,634
Net assets end of year	$121,318
Undistributed (excess of distributions
over) net investment income (loss)	$—
(a)

PPM Strategic Income Fund commenced operations on July 2, 2018. Prior to the open of business on July 2, 2018, PPM Strategic Income Fund acquired JNL/PPM Strategic Income

Fund. JNL/PPM Strategic Income Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Statement of Changes in Net Assets for the year ended

December 31, 2017 reflects activity of the acquired fund formerly in JNL Strategic Income Fund LLC.

See accompanying Notes to Financial Statements.

PPMFunds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from					Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)		Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(c)		Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

PPM Core Plus Fixed Income Fund

Institutional Class
12/31/18	*	10.00		0.15		(0.14)		0.01		(0.16)	—	9.85		0.07	50,198	25	(d)	0.50		0.78		3.30

PPM Credit Fund

Institutional Class
12/31/18	*	10.00		0.17		(0.28)		(0.11)		(0.18)	(0.01)	9.70		(1.11)	49,018	37		0.55		0.83		3.79

PPM Floating Rate Income Fund

Institutional Class
12/31/18	*	10.00		0.29		(0.57)		(0.28)		(0.30)	—	9.42		(3.05)	48,929	34		0.70		0.95		4.41

PPM High Yield Core Fund

Institutional Class
12/31/18	*	10.00		0.25		(0.71)		(0.46)		(0.26)	(0.02)	9.26		(4.74)	48,121	18		0.70		0.92		5.53

PPM Long Short Credit Fund

Institutional Class
12/31/18	*	10.00		0.17		(0.47)		(0.30)		(0.17)	(0.04)	9.49		(3.08)	48,574	38		0.97	(e)	1.14	(e)	3.64

PPM Strategic Income Fund

Institutional Class
12/31/18	*	10.18	(g)	0.41	(g)	(0.79)	(g)	(0.38)	(g)	(0.22)	(0.03)	9.55		(3.76)	48,713	76	(f)	0.72	(e)	0.80	(e)	4.08
12/31/17		9.53	(g)	0.38	(g)	0.27	(g)	0.65	(g)	—	—	10.18	(g)	6.78	121,318	67	(f)	—		0.76		3.84
12/31/16		8.63	(g)	0.36	(g)	0.54	(g)	0.90	(g)	—	—	9.53	(g)	10.40	113,634	83	(f)	—		0.75		3.98
12/31/15		8.98	(g)	0.39	(g)	(0.74)	(g)	(0.35)	(g)	—	—	8.63	(g)	(3.92)	102,890	76	(f)	—		0.75		4.30
12/31/14		8.76	(g)	0.37	(g)	(0.15)	(g)	0.22	(g)	—	—	8.98	(g)	2.49	107,074	81	(f)	—		0.75		4.12

PPM Large Cap Value Fund

Institutional Class
12/31/18	*	10.00		0.13		(1.37)		(1.24)		(0.13)	(0.10)	8.53		(12.45)	5,693	17		0.75		1.04		1.88

PPM Mid Cap Value Fund

Institutional Class
12/31/18	*	10.00		0.09		(1.79)		(1.70)		(0.09)	(0.19)	8.02		(16.96)	4,590	24		0.90		1.18		1.34

PPM Small Cap Value Fund

Institutional Class
12/31/18	*	10.00		0.04		(1.77)		(1.73)		(0.04)	(0.23)	8.00		(17.29)	8,203	22		1.00		1.21		0.64

*

Commencement of operations was as follows: May 1, 2018 - PPM Floating Rate Income Fund, PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund; July 16, 2018 - PPM Core Plus Fixed Income Fund, PPM Credit Fund, PPM High Yield Core Fund and PPM Long Short Credit Fund. PPM Strategic Income Fund commenced operations on July 2, 2018. Prior to the open of business on July 2, 2018, PPM Strategic Income Fund acquired JNL/PPM America Strategic Income Fund, the sole series of JNL Strategic Income Fund LLC.

(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)

Portfolio turnover is not annualized for periods of less than one year. Dollar roll transactions are excluded for purposes of calculating portfolio turnover. Portfolio turnover is calculated on the basis of the Fund as a whole.

(d)	Portfolio turnover including dollar roll transactions for PPM Core Plus Fixed Income Fund was 31% in 2018.
(e)	The net and total expense ratios to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for the following Funds were as follows:
December 31, 2018 (%)
PPM Long Short Credit Fund
Institutional Class – Net expenses / Total expenses [1]	0.70/0.87
PPM Strategic Income Fund
Institutional Class – Net expenses / Total expenses [1]	0.72/0.80
[1] Fund contractually waives a portion of advisory fees.
(f)	Portfolio turnover including dollar roll transactions for PPM Strategic Income Fund was 115%, 106%, 101%, 67% and 77% in 2014, 2015, 2016, 2017 and 2018, respectively.
(g)

Prior to the open of business on July 2, 2018, PPM Strategic Income Fund acquired JNL/PPM America Strategic Income Fund, the sole series of JNL Strategic Income Fund LLC. JNL/PPM America Strategic Income Fund is considered the accounting survivor for financial reporting purposes, and as a result, the per share activity has been retroactively restated to give effect to the impact of the exchange of shares. See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

PPMFunds

Notes to Financial Statements

December 31, 2018

NOTE 1. ORGANIZATION

PPM Funds (the “Trust”) is an open-ended management investment company, organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated November 9, 2017, as amended and restated March 12, 2018. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("the 1940 Act"), and its shares are registered under the Securities Act of 1933, as amended ("the 1933 Act"). The Trust consists of nine series (collectively, the “Funds” and each individually a “Fund”): PPM Core Plus Fixed Income Fund, PPM Credit Fund, PPM Floating Rate Income Fund, PPM High Yield Core Fund, PPM Long Short Credit Fund, PPM Strategic Income Fund, PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund. The Funds initially intend to offer only Institutional Class shares. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective, policies and strategies. PPM Floating Rate Income Fund, PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund commenced operations on May 1, 2018. PPM Strategic Income Fund commenced operations on July 2, 2018. PPM Core Plus Fixed Income Fund, PPM Credit Fund, PPM High Yield Core Fund and PPM Long Short Credit Fund commenced operations on July 16, 2018. On the commencement date, PPM Core Plus Fixed Income Fund, PPM Credit Fund, PPM High Yield Core Fund and PPM Long Short Credit Fund received in-kind contributions in the form of securities in the amounts of $48,522,472, $47,365,077, $47,719,286 and $34,928,621, respectively. The Funds are classified as diversified under the 1940 Act, except PPM Floating Rate Income Fund, which is classified as a non-diversified fund.

PPM America, Inc. (“PPM” or “Adviser”) serves as the investment adviser of the Funds, with responsibility for the professional investment supervision and management of the Funds. The Adviser is an indirect, wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. Jackson National Asset Management LLC (“JNAM” or “Administrator”), an affiliate of PPM, serves as the administrator. JNAM is an indirect wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), a US-based financial services company, which in turn is an indirect wholly-owned subsidiary of Prudential plc.

The initial shares of each Fund were sold to PPM at a net asset value of $10.00 per share (aggregate purchase amount of $100,000). As of December 31, 2018, PPM or affiliates under common ownership owned 100% of the outstanding shares of beneficial interest in each of the Funds.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with US generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and certain members of JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed material, the Board is promptly notified of the fair valuation.

The net asset value ("NAV") of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. Term loans are generally valued at the composite bid prices provided by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of US securities markets. Securities are fair valued based on observable and unobservable inputs, including the Administrator's or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Administrator may utilize pricing services or other sources in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers;

PPMFunds

Notes to Financial Statements

December 31, 2018

evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. Dividends from net investment income are declared daily and paid monthly for PPM Core Plus Fixed Income Fund, PPM Credit Fund, PPM Floating Rate Income Fund, PPM High Yield Core Fund, PPM Long Short Credit Fund and PPM Strategic Income Fund. PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund declare and pay dividends from net investment income, if any, annually. Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceeded available capital loss carryovers. The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Other Service Providers. State Street Bank and Trust Company (“State Street” or "Custodian") acts as custodian and securities lending agent for the Funds. The Custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

The Trust has entered into a Transfer Agency Agreement with UMB Fund Services, Inc. UMB Fund Services, Inc. is the transfer agent and dividend disbursing agent of all shares.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest.

Guarantees and Indemnifications. Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In March 2017, FASB issued Accounting Standard Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities. The amendments in this ASU require that certain callable debt securities held at a premium be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. Management has evaluated the amendments and determined that they will not have a significant impact on the Funds’ financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this ASU modify the disclosure requirements on fair value measurements. Among the requirements, entities will be required to make additional disclosures about significant unobservable inputs in developing Level 3 fair value measurements and are permitted to remove disclosure of the amount and reason for transfers between Level 1 and Level 2. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has elected early adoption for the removal of the transfers between Level 1 and Level 2 disclosure and is currently evaluating the impact that the remainder of the ASU will have on the Funds’ financial statements.

PPMFunds

Notes to Financial Statements

December 31, 2018

In August 2018, the SEC adopted Final Rule Release No. 33-10532, Disclosure Update and Simplification. The rule intends to simplify financial statement disclosures by removing duplicative, redundant or outdated disclosure requirements. The rule was effective November 5, 2018, and the Funds’ Statements of Assets and Liabilities and Statements of Changes in Net Assets for the year ended December 31, 2018 have been modified to conform to the rule.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, "Fair Value Measurement". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Administrator regularly compares current day prices with prior day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2018, by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
PPM Core Plus Fixed Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	6,059,780	—	—	6,059,780
Corporate Bonds And Notes	—	21,357,320	—	—	21,357,320
Senior Loan Interests	—	801,849	—	—	801,849
Government And Agency Obligations	—	20,811,262	—	—	20,811,262
Short Term Investments	1,417,319	—	—	—	1,417,319
	1,417,319	49,030,211	—	—	50,447,530
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	161,698	—	—	—	161,698
	161,698	—	—	—	161,698
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(101,628)	—	—	—	(101,628)
Centrally Cleared Credit Default Swap Agreements	—	(8,032)	—	—	(8,032)
	(101,628)	(8,032)	—	—	(109,660)
PPM Credit Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	6,271,834	—	—	6,271,834
Corporate Bonds And Notes	—	36,504,009	—	—	36,504,009
Government And Agency Obligations	—	4,420,014	—	—	4,420,014
Short Term Investments	591,501	1,099,018	—	—	1,690,519
	591,501	48,294,875	—	—	48,886,376
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	232,531	—	—	—	232,531
	232,531	—	—	—	232,531

PPMFunds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
PPM Credit Fund (continued)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(250,008)	—	—	—	(250,008)
	(250,008)	—	—	—	(250,008)
PPM Floating Rate Income Fund
Assets - Securities
Corporate Bonds And Notes	—	1,733,152	—	—	1,733,152
Senior Loan Interests	—	44,792,828	1,714,647	—	46,507,475
Investment Companies	38,809	—	—	—	38,809
Short Term Investments	1,152,134	—	—	—	1,152,134
	1,190,943	46,525,980	1,714,647	—	49,431,570
Liabilities - Securities
Senior Loan Interests[3]	—	(406)	(935)	—	(1,341)
	—	(406)	(935)	—	(1,341)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(15,515)	—	—	—	(15,515)
	(15,515)	—	—	—	(15,515)
PPM High Yield Core Fund
Assets - Securities
Common Stocks	1,288,360	—	—	—	1,288,360
Preferred Stocks	72,840	—	—	—	72,840
Corporate Bonds And Notes	—	39,200,722	480,847	—	39,681,569
Senior Loan Interests	—	1,645,643	428,600	—	2,074,243
Investment Companies	2,224,039	—	—	—	2,224,039
Short Term Investments	4,439,505	—	—	—	4,439,505
	8,024,744	40,846,365	909,447	—	49,780,556
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(75,664)	—	—	—	(75,664)
	(75,664)	—	—	—	(75,664)
PPM Long Short Credit Fund
Assets - Securities
Common Stocks	42,332	—	—	—	42,332
Investment Companies	1,244,768	—	—	—	1,244,768
Non-U.S. Government Agency Asset-Backed Securities	—	5,578,842	—	—	5,578,842
Corporate Bonds And Notes	—	32,410,592	—	—	32,410,592
Senior Loan Interests	—	9,480,784	131,600	—	9,612,384
Government And Agency Obligations	—	286,916	—	—	286,916
Short Term Investments	1,751,526	—	—	—	1,751,526
	3,038,626	47,757,134	131,600	—	50,927,360
Liabilities - Securities
Corporate Bonds And Notes	—	(2,823,924)	—	—	(2,823,924)
	—	(2,823,924)	—	—	(2,823,924)
Assets - Investments in Other Financial Instruments[2]
Centrally Cleared Credit Default Swap Agreements	—	35,746	—	—	35,746
OTC Credit Default Swap Agreements	—	14,533	—	—	14,533
	—	50,279	—	—	50,279
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(438,584)	—	—	—	(438,584)
Centrally Cleared Credit Default Swap Agreements	—	(17,033)	—	—	(17,033)
	(438,584)	(17,033)	—	—	(455,617)
PPM Strategic Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	3,317,223	—	—	3,317,223
Corporate Bonds And Notes	—	36,559,501	—	—	36,559,501
Senior Loan Interests	—	3,306,894	131,600	—	3,438,494
Government And Agency Obligations	—	2,902,150	—	—	2,902,150
Other Equity Interests	—	—	—	—	—
Common Stocks	107,237	—	—	—	107,237
Investment Companies	500,491	—	—	—	500,491
Short Term Investments	3,023,895	—	—	—	3,023,895
	3,631,623	46,085,768	131,600	—	49,848,991
Liabilities - Securities
Corporate Bonds And Notes	—	(496,037)	—	—	(496,037)
	—	(496,037)	—	—	(496,037)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	151,258	—	—	—	151,258
	151,258	—	—	—	151,258
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(258,670)	—	—	—	(258,670)
Centrally Cleared Credit Default Swap Agreements	—	(16,934)	—	—	(16,934)
	(258,670)	(16,934)	—	—	(275,604)

PPMFunds

Notes to Financial Statements

December 31, 2018

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
PPM Large Cap Value Fund
Assets - Securities
Common Stocks	5,648,353	—	—	—	5,648,353
Short Term Investments	38,481	—	—	—	38,481
	5,686,834	—	—	—	5,686,834
PPM Mid Cap Value Fund
Assets - Securities
Common Stocks	4,565,025	—	—	—	4,565,025
Short Term Investments	20,957	—	—	—	20,957
	4,585,982	—	—	—	4,585,982
PPM Small Cap Value Fund
Assets - Securities
Common Stocks	8,182,788	—	—	—	8,182,788
Short Term Investments	56,991	—	—	—	56,991
	8,239,779	—	—	—	8,239,779

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale. As of December 31, 2018, no investments were valued using the NAV per share practical expedient.

2 Derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

3 Unfunded commitments in PPM Floating Rate Income Fund are not reflected in the Schedules of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability in the table. See Unfunded Commitments in the Schedules of Investments.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes. There were no significant transfers into or out of Level 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2018.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds are approved to participate in agency based securities lending with the Funds’ custodian, State Street. Per the securities lending agreements, State Street is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: US equities – 102%; US corporate fixed income – 102%; US government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral requirements are evaluated at the close of each business day; any additional collateral required is generally delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. State Street has agreed to indemnify the Funds in the event of default by a third party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Funds bear the market risk with respect to the collateral investment and securities loaned. The Funds also bear the risk that State Street may default on its obligations to the Funds. Non-cash collateral may include US government securities; US government agencies’ debt securities; and US government-sponsored agencies’ debt securities and mortgage-backed securities. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities. For non-cash collateral, the Funds receive lending fees negotiated with the borrower. State Street has agreed to indemnify the Funds with respect to the market risk related to the non-cash collateral investments.

The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust, which is an open-end management company registered under the 1940 Act. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the State Street Navigator Securities Lending Government Money Market Portfolio.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable for return of securities loaned. Investments acquired with such cash collateral are reported as Investments - unaffiliated, at value on the Statements of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in investments - unaffiliated, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.

US Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in US government agencies or government sponsored enterprises. US government securities are obligations of, and in certain cases, guaranteed by, the US government, its agencies or instrumentalities. Some US government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the US government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the US Department of the Treasury (“US Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the US government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. US government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the US government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government

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Notes to Financial Statements

December 31, 2018

agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the US Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the US Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The US Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. The Funds may own certain investment securities that are unregistered and thus restricted as to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets or payable for investment securities purchased in the Statements of Assets and Liabilities, as applicable, and net change in unrealized appreciation (depreciation) on investments - unaffiliated in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the Custodian and the collateral is managed pursuant to the terms of the agreement. US Treasury Bills and US dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable from deposits with brokers and counterparties or payable for deposits from counterparties in the Statements of Assets and Liabilities, as applicable.

Counterparty Agreements. Certain Funds enter into various types of agreements with counterparties, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. A Fund may net exposure and collateralize multiple transaction types governed by the same agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the agreements.

These agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Adviser attempts to limit counterparty risk by only entering into agreements with counterparties that the Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the

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Notes to Financial Statements

December 31, 2018

applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by PPM and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election of early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Prime Brokerage Arrangements and Other Securities Borrowing Agreements. Certain Funds may enter into Prime Brokerage Arrangements or Securities Borrowing Agreements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the possession of the prime broker or lending agent and offset any obligations due to the prime broker or lending agent. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Futures Contracts. A Fund may buy and sell futures on equities and indices. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Notes to Financial Statements

December 31, 2018

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement as disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2018. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2018. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume for the year ended December 31, 2018.

PPM Core Plus Fixed Income Fund Derivative Strategies - The Fund entered into futures contracts to hedge duration and to increase the Fund's exposure to interest rate or yield curve risk. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to manage credit exposure.

PPM Core Plus Fixed Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Variation margin on futures contracts[8]	—	—	—	—	14,531	14,531
Variation margin on swap agreements[8]	—	175	—	—	—	175
Total derivative instruments assets	—	175	—	—	14,531	14,706
Derivative instruments liabilities:
Variation margin on futures contracts[8]	—	—	—	—	16,829	16,829
Total derivative instruments liabilities	—	—	—	—	16,829	16,829
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Futures contracts	—	—	—	—	(106,808)	(106,808)
Swap agreements	—	2,037	—	—	—	2,037
Net change in unrealized appreciation (depreciation) on:
Futures contracts	—	—	—	—	60,070	60,070
Swap agreements	—	(8,032)	—	—	—	(8,032)

PPMFunds

Notes to Financial Statements

December 31, 2018

PPM Core Plus Fixed Income Fund – Average Derivative Volume1

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	11,947,634	—	—	—	80,000	—

PPMFunds

Notes to Financial Statements

December 31, 2018

PPM Long Short Credit Fund Derivative Strategies - The Fund entered into futures contracts to manage or adjust the risk profile of the Fund, establish net short positions for individual markets, currencies and securities, and adjust the Fund's portfolio duration. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments or to obtain exposure to certain markets.

PPM Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Variation margin on swap agreements[8]	—	365	—	—	—	365
OTC swap agreements	—	14,533	—	—	—	14,533
OTC swap premiums paid	—	100,486	—	—	—	100,486
Total derivative instruments assets	—	115,384	—	—	—	115,384
Derivative instruments liabilities:
Variation margin on futures contracts[8]	—	—	—	—	56,281	56,281
Variation margin on swap agreements[8]	—	694	—	—	—	694
Total derivative instruments liabilities	—	694	—	—	56,281	56,975
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Futures contracts	—	—	—	—	(12,008)	(12,008)
Swap agreements	—	(11,989)	—	—	—	(11,989)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	—	—	—	—	(438,584)	(438,584)
Swap agreements	—	33,246	—	—	—	33,246

PPM Long Short Credit Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CGM	10,685	—	—	10,685	—	—
JPM	3,848	—	—	3,848	—	—
Derivatives eligible for offset	14,533	—	—	14,533
Derivatives not eligible for offset	100,851				—	—
	115,384
Derivative Liabilities by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	56,975				234,815	—
	56,975

PPM Long Short Credit Fund – Average Derivative Volume1

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	22,387,406	—	—	—	5,266,667	—

PPMFunds

Notes to Financial Statements

December 31, 2018

PPM Strategic Income Fund Derivative Strategies - The Fund entered into futures contracts and credit default swap agreements to hedge duration or to increase the Fund's exposure to interest rate or yield curve risk

PPM Strategic Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018
Derivative instruments assets:
Variation margin on futures contracts[8]	—	—	—	—	14,561	14,561
Variation margin on swap agreements[8]	—	365	—	—	—	365
Total derivative instruments assets	—	365	—	—	14,561	14,926
Derivative instruments liabilities:
Variation margin on futures contracts[8]	—	—	—	—	34,048	34,048
Total derivative instruments liabilities	—	—	—	—	34,048	34,048
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018
Net realized gain (loss) on:
Futures contracts	—	—	—	—	392,874	392,874
Swap agreements	—	4,224	—	—	—	4,224
Net change in unrealized appreciation (depreciation) on:
Futures contracts	—	—	—	—	(107,412)	(107,412)
Swap agreements	—	(16,934)	—	—	—	(16,934)

PPM Strategic Income Fund – Average Derivative Volume1

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	16,968,743	—	—	—	76,923	—

1 The derivative instruments outstanding as of December 31, 2018, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2018, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

The derivative strategy for Funds which held only one type of derivative during the year is as follows: PPM Credit Fund entered into futures contracts to hedge duration or to increase the Fund's exposure to interest rate or yield curve risk. PPM Floating Rate Income Fund and PPM High Yield Core Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates.

The derivative instruments outstanding as of December 31, 2018, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and change in unrealized gains and losses on derivative instruments during the year ended December 31, 2018, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume is as follows:

Notional Value at Purchase of Futures Contracts ($)
PPM Credit Fund	15,024,233
PPM Floating Rate Income Fund	744,401
PPM High Yield Core Fund	3,219,305

PPMFunds

Notes to Financial Statements

December 31, 2018

Pledged Collateral. The following table summarizes cash and securities collateral pledged for the Funds at December 31, 2018:

		Futures Contracts	Swap Agreements
	Counterparties	Pledged or Segregated Cash($)	Pledged or Segregated Cash($)
PPM Core Plus Fixed Income Fund	MLP	40,234	12,753
PPM Credit Fund	MLP	52,912	—
PPM Floating Rate Income Fund	BOA	6,864	—
PPM High Yield Core Fund	MLP	34,496	—
PPM Strategic Income Fund	BOA	76,632	26,567

	Lending Agent/Prime Broker	Segregated Securities($)
PPM Long Short Credit Fund	SSB	4,260,407
PPM Strategic Income Fund	SSB	744,435

None of the futures contracts held by the Funds are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statements of Assets and Liabilities as of December 31, 2018. Net exposure to the Funds for futures contracts is the variation margin in addition to any collateral pledged for the initial margin on the futures contracts.

NOTE 7. INVESTMENT RISKS AND REGULATORY MATTERS

The Funds' risks include, but are not limited to, the following:

Market Risk. Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall. Bond market risk generally refers to credit risk and interest rate risk.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Issuer Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit Risk. Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. When a fixed-income security is not rated, PPM may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, PPM or the rating agencies than such securities actually do. In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by a Fund or held by special purpose or structured vehicles in which a Fund invests. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in realizing on any collateral the counterparty has provided to a Fund in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided to the counterparty and is entitled to recover. In addition, in the event of the bankruptcy, insolvency or other event of default (e.g., cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative transaction and its claim is

PPMFunds

Notes to Financial Statements

December 31, 2018

unsecured, the Fund will likely be treated as a general creditor of such counterparty. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Leverage Risk. Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

Senior Loans Risk. The senior loans in which a Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on PPM and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has entered into an Investment Advisory and Management Agreement (the "Investment Advisory Agreement") with PPM. Subject to the oversight of the Trust’s Board of Trustees, PPM is responsible for managing the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management to the Funds. Pursuant to the Investment Advisory Agreement, PPM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.40% of the average daily net assets of the PPM Core Plus Fixed Income Fund, 0.45% of the average daily net assets of the PPM Credit Fund, 0.55% of the average daily net assets of the PPM Floating Rate Income Fund, 0.55% of the average daily net assets of the PPM High Yield Core Fund, 0.50% of the average daily net assets of the PPM Long Short Credit Fund, 0.50% of the average daily net assets of the PPM Strategic Income Fund, 0.60% of the average daily net assets of the PPM Large Cap Value Fund, 0.70% of the average daily net assets of the PPM Mid Cap Value Fund and 0.80% of the average daily net assets of the PPM Small Cap Value Fund.

The Trust has entered into an Administration Agreement with JNAM, an affiliate of PPM. JNAM is an indirect wholly-owned subsidiary of Jackson, a US-based financial services company, which in turn is an indirect wholly-owned subsidiary of Prudential plc. Pursuant to the Administration Agreement, JNAM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of each Fund. In return for the fees paid under the Administration Agreement, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. This includes, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Funds’ expense accruals; calculating monthly total return; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s regulatory filings. In addition, JNAM, at its own expense, arranges for legal, audit, custody (except overdraft and interest expense), printing and mailing of financial statements and prospectuses, a portion of the Chief Compliance Officer costs, and other services necessary for the operation of the Funds. Each Fund is responsible for investment advisory services; transfer agency services; trading expenses including brokerage commissions; interest expenses; taxes; costs and expenses associated with short sales; nonrecurring and extraordinary expenses; registration fees; license fees; directors’ and officers’ insurance; the fees and expenses of the independent Trustees; independent legal counsel to the independent Trustees; and a portion of the costs associated with the Chief Compliance Officer.

Advisory Fee Waivers. The Trust and the Adviser have entered into an Expense Limitation Agreement whereby PPM has contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.50% for the PPM Core Plus Fixed Income Fund, 0.55% for the PPM Credit Fund, 0.70% for the PPM Floating Rate Income Fund, 0.70% for the PPM High Yield Core Fund, 0.70% for the PPM Long Short Credit Fund, 0.65% for the PPM Strategic Income Fund, 0.75% for the PPM Large Cap Value Fund, 0.90% for the PPM Mid Cap Value Fund and 1.00% for the PPM Small Cap Value Fund for an initial term expiring on April 30, 2019. Any waived amounts are not subject to future recoupment by the Adviser.

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which PPM serves as the Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Chief Compliance Officer. Rule 17a-7 trades are executed at current market price at the time of the transaction. There were no 17a-7 transactions that were deemed significant by the Administrator during the year ended December 31, 2018.

NOTE 9. FUND ACQUISITION

Tax Free Exchange. The following tables include information related to an acquisition completed prior to the open of business on July 2, 2018. The acquisition qualified as an Internal Revenue Code Section 351(a) transaction where no gain or loss is recognized and was completed as an exchange of Institutional shares of a Fund in the Trust for Class A shares of a fund in JNL Strategic Income Fund LLC (“Company”) pursuant to a plan of reorganization approved by the Trust’s and Company’s Boards. The purpose of the acquisition was to facilitate the acquisition of a fund with a similar investment strategy into the Trust. Although the fund in the Company was legally dissolved, it is considered the accounting survivor for financial reporting purposes.

PPMFunds

Notes to Financial Statements

December 31, 2018

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange
JNL/PPM America Strategic Income Fund	PPM Strategic Income Fund
Class A	N/A	49,475,482	4,151,078	—	—	—
N/A	Institutional Class	—	—	11,000	1,100	4,947,548

Acquired Fund	Cost of Investments($)	Value of Investments($)	Net Unrealized Appreciation/ (Depreciation)($)
JNL/PPM America Strategic Income Fund	47,271,731	47,271,731	—

NOTE 10. INCOME TAX MATTERS

Each Fund is treated as a separate tax payer for federal income tax purposes. Each Fund intends to qualify as a regulated investment company ("RIC") and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required.

The following information for the Funds is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or Real Estate Investment Trust ("REIT") securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
PPM Core Plus Fixed Income Fund	13,468	(13,468)
PPM Credit Fund	9,917	(9,917)
PPM Floating Rate Income Fund	139	(139)
PPM High Yield Core Fund	17,410	(17,410)
PPM Long Short Credit Fund	19,140	(19,140)
PPM Strategic Income Fund	(1,424,696)	1,424,696
PPM Large Cap Value Fund	288	(288)
PPM Small Cap Value Fund	3,485	(3,485)

At December 31, 2018, the following Funds had capital loss carryforwards available for US federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
PPM Core Plus Fixed Income Fund	42,054	26,709	68,763
PPM Floating Rate Income Fund	42,248	—	42,248

At December 31, 2018, the following Funds treated as RICs had capital, currency and/or passive foreign investment company (“PFIC”) mark-to-market losses realized after October 31, 2018 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2019:

Amount($)
PPM Core Plus Fixed Income Fund	60,991
PPM Credit Fund	197,203
PPM Floating Rate Income Fund	45,618
PPM High Yield Core Fund	156,803
PPM Long Short Credit Fund	661,290
PPM Strategic Income Fund	270,040
PPM Large Cap Value Fund	2,932
PPM Mid Cap Value Fund	53,047

PPMFunds

Notes to Financial Statements

December 31, 2018

PPM Small Cap Value Fund	26,645

As of December 31, 2018, the cost of investments and the components of net unrealized appreciation (depreciation) for the Funds were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund	51,062,166	194,698	(809,334)	(614,636)
PPM Credit Fund	50,198,320	145,301	(1,457,245)	(1,311,944)
PPM Floating Rate Income Fund	52,074,423	1,007	(2,643,860)	(2,642,853)
PPM High Yield Core Fund	53,431,978	22,804	(3,674,226)	(3,651,422)
PPM Long Short Credit Fund
Long Investments	52,957,492	42,431	(2,072,563)	(2,030,132)
Short Investments	2,888,827	65,308	(405)	64,903
PPM Strategic Income Fund
Long Investments	51,823,196	92,993	(2,067,198)	(1,974,205)
Short Investments	502,488	6,451	—	6,451
PPM Large Cap Value Fund	6,637,845	105,983	(1,056,994)	(951,011)
PPM Mid Cap Value Fund	5,623,907	82,245	(1,120,170)	(1,037,925)
PPM Small Cap Value Fund	10,486,063	192,297	(2,438,581)	(2,246,284)

As of December 31, 2018, the components of net unrealized appreciation (depreciation) for derivatives were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund
Futures	60,070	—	—	—
Swap Agreements	(417)	—	(7,198)	(7,198)
PPM Credit Fund
Futures	(17,477)	—	—	—
PPM Floating Rate Income Fund
Futures	(15,515)	—	—	—
PPM High Yield Core Fund
Futures	(75,644)	—	—	—
PPM Long Short Credit Fund
Futures	(438,584)	—	—	—
Swap Agreements	96,497	50,279	(13,044)	37,235
PPM Strategic Income Fund
Futures	(107,412)	—	—	—
Swap Agreements	(875)	—	(16,059)	(16,059)

As of December 31, 2018, the components of distributable taxable earnings for US federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
PPM Core Plus Fixed Income Fund	—	—	(685,503)	(68,763)
PPM Credit Fund	—	—	(1,509,148)	—
PPM Floating Rate Income Fund	—	—	(2,689,812)	(42,248)
PPM High Yield Core Fund	—	—	(3,808,226)	—
PPM Long Short Credit Fund	—	—	(2,590,335)	—
PPM Strategic Income Fund	5,411	—	(2,248,637)	—
PPM Large Cap Value Fund	—	—	(953,942)	—
PPM Mid Cap Value Fund	589	—	(1,090,973)	—
PPM Small Cap Value Fund	—	—	(2,272,929)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
PPM Core Plus Fixed Income Fund	789,149	—	—
PPM Credit Fund	885,316	64,420	—
PPM Floating Rate Income Fund	1,348,828	—	—
PPM High Yield Core Fund	1,360,524	52,385	—

PPMFunds

Notes to Financial Statements

December 31, 2018

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
PPM Long Short Credit Fund	931,733	107,615	—
PPM Strategic Income Fund	1,190,745	57,229	—
PPM Large Cap Value Fund	145,178	—	—
PPM Mid Cap Value Fund	155,959	56	—
PPM Small Cap Value Fund	267,927	583	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2018.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2018.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that required adjustments to the financial statements or disclosure in the notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

PPM Funds:

In planning and performing our audits of the financial statements and financial highlights of each series within PPM Funds including PPM Core Plus Fixed Income Fund (commenced operations July 16, 2018), PPM Credit Fund (commenced operations July 16, 2018), PPM Floating Rate Income Fund (commenced operations May 1, 2018), PPM High Yield Core Fund (commenced operations July 16, 2018), PPM Long Short Credit Fund (commenced operations July 16, 2018), PPM Strategic Income Fund (commenced operations July 2, 2018), PPM Large Cap Value Fund (commenced operations May 1, 2018), PPM Mid Cap Value Fund (commenced operations May 1, 2018), and PPM Small Cap Value Fund (commenced operations May 1, 2018) (the Funds), as of and for the period ended December 31, 2018, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds’ internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and financial highlights and to comply with the requirements of Form N-CEN, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements and financial highlights for external purposes in accordance with U.S. generally accepted accounting principles (GAAP). A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements and financial highlights in accordance with GAAP, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and Board of Trustees of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements and financial highlights.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds’ annual or interim financial statements and financial highlights will not be prevented or detected on a timely basis.

Our consideration of the Funds’ internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States). However, we noted no deficiencies in the Funds’ internal control over financial reporting and its operation, including controls over safeguarding securities, which we consider to be a material weakness as defined above as of December 31, 2018.

This report is intended solely for the information and use of management and the Board of Trustees of PPM Funds and the Securities and Exchange Commission, and is not intended to be and should not be used by anyone other than these specified parties.

/s/ KPMG LLP

Chicago, Illinois

February 25, 2019

PPMFunds

Additional Disclosures (Unaudited)

December 31, 2018

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/18($)	Ending Account Value 12/31/18($)	Expenses Paid During Period($)††
PPM Core Plus Fixed Income Fund
Institutional Class*	0.50	1,000.00	1,000.70	2.32	1,000.00	1,022.68	2.55
PPM Credit Fund
Institutional Class*	0.55	1,000.00	988.90	2.53	1,000.00	1,022.43	2.80
PPM Floating Rate Income Fund
Institutional Class	0.70	1,000.00	977.50	3.49	1,000.00	1,021.68	3.57
PPM High Yield Core Fund
Institutional Class*	0.70	1,000.00	952.60	3.16	1,000.00	1,021.68	3.57
PPM Long Short Credit Fund
Institutional Class*	0.97	1,000.00	969.20	4.42	1,000.00	1,020.32	4.94
PPM Strategic Income Fund
Institutional Class	0.65	1,000.00	979.40	3.24	1,000.00	1,021.93	3.31
PPM Large Cap Value Fund
Institutional Class	0.75	1,000.00	872.00	3.54	1,000.00	1,021.42	3.82
PPM Mid Cap Value Fund
Institutional Class	0.90	1,000.00	819.80	4.13	1,000.00	1,020.67	4.58
PPM Small Cap Value Fund
Institutional Class	1.00	1,000.00	800.70	4.54	1,000.00	1,020.16	5.09

† For Classes with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Classes with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 169/365 (to reflect the period since the Class’ inception).

* Institutional class has less than 6-month’s operating history and the amounts reported in Expenses Using Actual Fund Return are not comparable to Expenses Using Hypothetical 5% Return.

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the period since the Fund’s inception).

Other Federal Income Tax Information. The information reported below is for the year ended December 31, 2018. Qualified dividend information will be provided on each shareholders' 2018 Form 1099-DIV.

For the year ended December 31, 2018, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code ("Code"), as qualified dividends:

PPM Large Cap Value Fund	75.95%
PPM Mid Cap Value Fund	45.68%
PPM Small Cap Value Fund	30.75%

For the year ended December 31, 2018, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

PPM Large Cap Value Fund	76.42%
PPM Mid Cap Value Fund	45.97%
PPM Small Cap Value Fund	30.25%

PPMFunds

Additional Disclosures (Unaudited)

December 31, 2018

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the Transfer Agent by calling the Funds toll-free at 1-844-446-4PPM (1-844-446-4776).

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available (1) without charge, upon request by calling 1-844-446-4PPM (1-844-446-4776), (2) by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, (3) online at www.ppmamerica.com/ppmfunds, and (4) by visiting the SEC’s website at www.sec.gov.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-844-446-4PPM (1-844-446-4776) or by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or visiting www.ppmamerica.com/ppmfunds.

Trustees and Officers of PPM Funds (“Trust”)

Name and (Age)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:	Other Directorships Held During Past 5 Years
Interested Trustee
Mark Mandich (58)[1]	Trustee [2] Chief Executive Officer and President	Since inception

Chief Executive Officer and President, PPM (5/2015 to present), previously Executive Vice President and Chief Operating Officer, PPM (11/2000 to 4/2015); Chief Executive Officer, Curian Capital LLC (8/2014 to 5/2015); Manager, Curian Capital LLC (5/2015 to present); Manager, Curian Clearing LLC (5/2015 to present)

None.
Independent Trustees
Kevin Callahan (53)	Trustee [2]	Since inception	Founder, Fairway Capital (1/2017 to present), previously Chief Operating Officer, Adams Street Partners (7/1994 to 12/2016)	None.
Ronald A. Nyberg (65)	Trustee [2] and Independent Chair of the Board of Trustees	Since inception	Partner, Momkus LLC (7/2016 to present), previously Partner, Nyberg & Cassioppi, LLC (10/2000 to 6/2016)

Trustee, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Claymore Exchange-Traded Fund Trust, Claymore Exchange-Traded Fund Trust 2, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund, Advent Claymore Convertible Securities & Income Fund, Advent/Claymore Enhanced Growth & Income Fund, Advent Claymore Convertible Securities & Income Fund II, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Credit Allocation Fund, Guggenheim Energy & Income Fund, Fiduciary/Claymore MLP Opportunity Fund and Guggenheim Enhanced Equity Income Fund.

Janet D. Olsen (62)	Trustee [2]	Since inception	Retired (1/2014 to present)	Director, ETF Series Solutions.
[1] Mr. Mandich is an “interested person” of the Trust due to his position with PPM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of PPM Funds (“Trust”)

Name and (Age)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:
Officers
Thomas E. Barnicle (58)	Vice President	Since inception	Executive Vice President and Chief Administrative Officer of PPM (10/2015 to present); Senior Vice President, Information Technology and Office Services of PPM (5/2010 to 10/2015)
Emily J. Bennett (35)	Vice President and Secretary	Since inception

Assistant Vice President of JNAM (2/2018 to present) and Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to present, and 3/2016 to 7/2018); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Mary T. Capasso (47)	Vice President, Chief Legal Officer and Assistant Secretary	Since inception

Senior Vice President and General Counsel of PPM (6/2018 to present); Vice President and Deputy General Counsel of PPM (8/2015 to 6/2018); previously Assistant General Counsel of Harris Associates LP (until 8/2015)

Daniel W. Koors (48)	Vice President Treasurer and Principal Financial Officer	Since inception Since inception

Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016); Vice President of other Investment Companies advised by JNAM (1/2018 to present, 12/2006 to present, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by JNAM (9/2006 to present and 10/2011 to present)

Michael H. Markowitz (54)	Vice President	Since inception

Executive Vice President of PPM (3/2018 to present) and Head of Business Development (12/2016 to present); Senior Managing Director of PPM (12/2016 to 2/2018); previously Senior Managing Director, Corporate Strategy, Head of Traditional Asset Management, Mesirow Financial (4/2014-11/2016); President, Chief Investment Officer, Horizon Cash Management (4/2012- 2/2014)

Colleen P. McDermott (58)	Vice President	Since inception	Managing Director, Product Management of PPM (8/2017 to present); previously Managing Director, Senior Product Manager, Guggenheim Investments (5/2011 to 6/2017)
Mark D. Nerud (52)	Principal Executive Officer	Since inception

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer (Principal Executive Officer) of other investment companies advised by JNAM (8/2014 to present, 12/2006 to present, and 8/2012 to 7/2018)

Joseph O’Boyle (56)	Chief Compliance Officer Anti-Money Laundering Officer	Since inception Since inception

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (6/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (6/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Rebecca A. Paulzine (39)	Vice President and Assistant Secretary	Since November 2018	Vice President and Senior Counsel of PPM (9/2018 to present); Associate General Counsel, Edward Jones (9/2014 to 9/2018); Senior Counsel, Thrivent Financial for Lutherans (1/2010 to 9/2014)
Susan S. Rhee (47)	Vice President and Assistant Secretary	Since inception

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (10/2011 to present, 2/2004 to present, and 8/2012 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of PPM Funds (“Trust”)

The business address of the Interested Trustee and each officer affiliated with PPM is 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. The address of the Independent Trustees is c/o PPM Funds, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. The business address of each officer affiliated with JNAM is 1 Corporate Way, Lansing, MI 48951.

Trustees and Officers of PPM Funds (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The Independent Trustees received the following compensation for their services for the twelve-month period ended December 31, 2018:

Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Kevin Callahan	$37,000	$0	$0	$37,000
Ronald A. Nyberg	$37,000	$0	$0	$37,000
Janet D. Olsen	$37,000	$0	$0	$37,000

PPMFUNDS

SUPPLEMENT DATED JANUARY 8, 2019 TO THE
PROSPECTUS DATED MARCH 26, 2018

PPM Floating Rate Income Fund PKFIX

PPM High Yield Core Fund  PKHIX

PPM Long Short Credit Fund   PKLIX

PPM Strategic Income Fund  PKSIX

(each a “Fund,” and collectively, the “Funds”)

This supplement provides new and additional information that affects information contained in the Funds’ Prospectus and should be read in conjunction with the Prospectus.

Scott Richards has decided to retire from PPM America, Inc. (“PPM”) effective December 31, 2019. Scott joined PPM in 2008 and has spent the last ten years helping build our high yield capabilities. On January 1, 2019, Scott will transition into an advisory capacity and will continue to work alongside the high yield team until his retirement at the end of 2019.

Accordingly, the following changes are being made to the Prospectus, effective January 1, 2019:

In the section entitled “Fund Summaries” of the Prospectus, all information related to Scott Richards in the Portfolio Managers table under “Portfolio Management” for each Fund is deleted in its entirety.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Kevin Callahan as an Audit Committee financial expert serving on its Audit Committee. Kevin Callahan is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal year ended December 31, 2018. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2018	$168,352	$0	$0	$0

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2018	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2018 was $20,415.

(h) For the fiscal year ended December 31, 2018, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as a part of the report to shareholders filed under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)

The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PPM Funds

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 5, 2019

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 5, 2019

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.